Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 17, 2025 (the “Amendment Effective Date”), among HLEND HOLDINGS B, L.P. (together with its successors and assigns, the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A. (together with its successors and assigns, the “Administrative Agent”), HPS CORPORATE LENDING FUND (together with its successors and assigns, the “Servicer”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (together with its successors and assigns, the “Collateral Administrator”) and U.S. BANK NATIONAL ASSOCIATION (together with its successors and assigns, the “Collateral Custodian”).

WHEREAS, the Borrower, HLEND Holdings B GP, LLC, the Lenders, the Administrative Agent, the Servicer, the Collateral Administrator and the Collateral Custodian, are party to the Credit Agreement, dated as of July 19, 2022 (as amended, restated, supplemented or otherwise modified prior to the Amendment Effective Date and from time to time, the “Credit Agreement”), providing, among other things, for the creation of a revolving credit facility by the Lenders for the Borrower; and

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Servicer desire to amend and otherwise modify the Credit Agreement, in accordance with Section 11.01 of the Credit Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II

Amendments to the Credit Agreement

SECTION 2.1. As of the Amendment Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ ) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (other than any representation and warranty that is made as of a specific date). The Servicer hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date, no Servicer Default has occurred and is continuing.

SECTION 3.2. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) violate the terms of any of the Borrower’s Organization Documents; (b) result in any material breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any material payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any applicable Law.

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the Amendment Effective Date upon:

(a) the execution and delivery of this Amendment by the parties hereto;

(b) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;

(c) the Administrative Agent shall have received the executed legal opinion of Dechert LLP, counsel to the Borrower, with respect to due authorization and enforceability, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and

(d) payment of all fees and other amounts due and payable on or prior to the Amendment Effective Date pursuant to the Loan Documents.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification; No Novation. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.

2

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding and enforceable against a party hereto when executed and delivered by an authorized individual on behalf of such party by means of (i) an original manual signature; (ii) a faxed, scanned or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party hereto and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6. Collateral Administrator and Collateral Custodian. Each of the parties hereto hereby consents to and directs the Collateral Administrator and the Collateral Custodian to execute this Amendment and acknowledges and agrees that the Collateral Administrator and the Collateral Custodian shall be entitled to all of their rights, benefits, protections, immunities and indemnities under the Credit Agreement.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Effective Date.

HLEND HOLDINGS B, L.P., as Borrower

By: HLEND HOLDINGS B GP, LLC, its General Partner

By: HPS Corporate Lending Fund, its Manager

By:	/s/ Robert Busch
Name: Robert Busch
Title: Chief Financial Officer and Principal Accounting Officer

[Signature Page to Amendment No. 4 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bryson Brannon
Name: Bryson Brannon
Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Bryson Brannon
Name: Bryson Brannon
Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

HPS CORPORATE LENDING FUND, as Servicer

By:	/s/ Robert Busch
Name: Robert Busch
Title: Chief Financial Officer and Principal Accounting Officer

[Signature Page to Amendment No. 4 to Credit Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator

By:	/s/ Elaine Mah
Name: Elaine Mah
Title: Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian

By:	/s/ Elaine Mah
Name: Elaine Mah
Title: Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

Appendix A

EXECUTION VERSION

CONFORMED THROUGH AMENDMENT NO. ~~3~~4 DATED ~~AUGUST 29~~SEPTEMBER 17, ~~2024~~2025

CREDIT AGREEMENT

among

HLEND HOLDINGS B, L.P.,

as Borrower,

HLEND HOLDINGS B GP, LLC,

as Borrower GP,

THE LENDER PARTIES HERETO,

BANK OF AMERICA, N.A.,

as Administrative Agent,

HPS CORPORATE LENDING FUND,

as Servicer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Administrator,

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Custodian,

and

BOFA SECURITIES, INC.,

as Sole Lead Arranger and Sole Book Manager

Dated as of July 19, 2022

TABLE OF CONTENTS

Page
ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01	Defined Terms	1
Section 1.02	Other Interpretive Provisions	~~55~~58
Section 1.03	Accounting Terms	~~55~~59
Section 1.04	Rounding	~~56~~59
Section 1.05	Event of Default; Servicer Default	~~56~~59
Section 1.06	Measurement Dates	~~56~~59
Section 1.07	Times of Day	~~56~~59
Section 1.08	Business Day Convention	~~56~~59
Section 1.09	Currency Conversion	~~56~~59
Section 1.10	Permitted Subsidiaries	~~56~~60
Section 1.11	[Reserved]	~~56~~60
Section 1.12	Interest Rates	~~56~~60
Section 1.13	Approval Notices	~~57~~60

ARTICLE II

THE COMMITMENTS AND BORROWINGS

Section 2.01	Loans	~~57~~60
Section 2.02	Borrowings and Conversions of Loans	~~57~~60
Section 2.03	Prepayments	~~59~~62
Section 2.04	Termination or Reduction of Commitments; Increase in Commitments	~~61~~64
Section 2.05	Repayment of Loans	~~61~~64
Section 2.06	Interest	~~61~~64
Section 2.07	Fees	~~62~~65
Section 2.08	Computation of Interest and Fees	~~63~~66
Section 2.09	Evidence of Debt	~~63~~66
Section 2.10	Payments Generally; Administrative Agent’s Clawback	~~63~~66
Section 2.11	Sharing of Payments by Lenders	~~65~~68
Section 2.12	Defaulting Lenders	~~66~~69
Section 2.13	Distributions	~~67~~70
Section 2.14	Reinvestments	~~71~~74
Section 2.15	Unfunded Exposure Account	~~71~~75
Section 2.16	Securitization Take-Outs	~~72~~75

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ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01	Taxes	~~74~~77
Section 3.02	Illegality	~~78~~81
Section 3.03	Inability to Determine Rates; Availability of Term SOFR	~~78~~81
Section 3.04	Increased Costs	~~81~~85
Section 3.05	Compensation for Losses	~~83~~87
Section 3.06	Mitigation Obligations; Replacement of Lenders	~~83~~87
Section 3.07	Survival	~~84~~88

ARTICLE IV

CONDITIONS PRECEDENT TO BORROWINGS

Section 4.01	Conditions of Initial Borrowing	~~84~~88
Section 4.02	Conditions to all Borrowings and Reinvestments	~~86~~90

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01	Existence, Qualification and Power	~~88~~91
Section 5.02	Authorization; No Contravention	~~88~~92
Section 5.03	Governmental Authorization; Other Consents	~~88~~92
Section 5.04	Binding Effect	~~88~~92
Section 5.05	Financial Statements; No Material Adverse Effect	~~88~~92
Section 5.06	Litigation	~~89~~93
Section 5.07	No Default	~~89~~93
Section 5.08	Liens and Indebtedness	~~90~~93
Section 5.09	Taxes	~~90~~93
Section 5.10	ERISA Matters	~~90~~94
Section 5.11	Equity Interests	~~90~~94
Section 5.12	Margin Regulations; Investment Company Act	~~90~~94
Section 5.13	Information True and Correct	~~90~~94
Section 5.14	Compliance with Laws	~~91~~94
Section 5.15	Taxpayer Identification Number; Other Identifying Information	~~91~~95
Section 5.16	Anti-Corruption Laws	~~91~~95
Section 5.17	Solvency	~~92~~95
Section 5.18	Monthly Report	~~92~~95
Section 5.19	No Liens, Etc.	~~92~~95
Section 5.20	Bulk Sales	~~92~~96
Section 5.21	Collateral	~~92~~96
Section 5.22	Selection Procedures	~~92~~96
Section 5.23	Indebtedness	~~92~~96

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Section 5.24	No Injunctions	~~93~~96
Section 5.25	No Subsidiaries	~~93~~96
Section 5.26	Set-Off, Etc.	~~93~~96
Section 5.27	Collections	~~93~~97
Section 5.28	Value Given	~~93~~97
Section 5.29	Use of Proceeds	~~93~~97
Section 5.30	Separate Existence	~~93~~97
Section 5.31	Loan Documents	~~96~~99
Section 5.32	Eligibility of Collateral Assets	~~96~~100
Section 5.33	Permitted Subsidiaries	~~96~~100
Section 5.34	Borrower GP	~~96~~100

ARTICLE VI

AFFIRMATIVE COVENANTS
Section 6.01	Financial Statements	~~97~~100
Section 6.02	Certificates; Other Information	~~98~~101
Section 6.03	Notices	~~99~~103
Section 6.04	Payment of Obligations	~~100~~103
Section 6.05	Preservation of Existence, Etc.	~~100~~104
Section 6.06	Maintenance of Properties	~~100~~104
Section 6.07	Further Assurances	~~101~~104
Section 6.08	Compliance with Laws	~~101~~104
Section 6.09	Books and Records	~~101~~104
Section 6.10	Inspection Rights	~~101~~104
Section 6.11	[Reserved]	~~101~~105
Section 6.12	Approvals and Authorizations	~~102~~105
Section 6.13	Special Purpose Entity Requirements	~~102~~105
Section 6.14	Security Interest	~~104~~107
Section 6.15	ERISA Matters	~~104~~107
Section 6.16	Sanctions	~~104~~107
Section 6.17	Anti-Corruption Laws	~~104~~107
Section 6.18	Ratings	~~104~~107
Section 6.19	Costs and Expenses	~~104~~108
Section 6.20	Tangible Net Worth	~~104~~108
Section 6.21	Deposit of Collections	~~104~~108
Section 6.22	Taxes	~~105~~108
Section 6.23	Preservation of Existence	~~105~~108
Section 6.24	Performance of Loan Documents	~~105~~108
Section 6.25	Delivery of Collateral Asset Files	~~105~~108
Section 6.26	Collateral Asset Schedule	~~105~~109
Section 6.27	Permitted Subsidiaries	~~105~~109

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ARTICLE VII

NEGATIVE COVENANTS

Section 7.01	Liens	~~106~~109
Section 7.02	Investments	~~106~~110
Section 7.03	Indebtedness; Bank Accounts	~~106~~110
Section 7.04	Fundamental Changes	~~107~~110
Section 7.05	Sale of Collateral Assets	~~107~~110
Section 7.06	Restricted Payments	~~107~~110
Section 7.07	Transactions with Affiliates	~~108~~111
Section 7.08	Burdensome Agreements	~~108~~111
Section 7.09	Use of Proceeds	~~108~~111
Section 7.10	Sanctions	~~108~~112
Section 7.11	Special Purpose Entity Requirements	~~109~~112
Section 7.12	Sale Agreement Amendment	~~109~~112
Section 7.13	ERISA	~~109~~112
Section 7.14	Change in Nature of Business	~~109~~112
Section 7.15	Anti-Corruption Laws	~~109~~112
Section 7.16	Limitation on Transfers of Equity of Permitted Subsidiaries	~~109~~112
Section 7.17	Representations to Credit Rating Agencies and Regulatory Bodies	~~109~~113
Section 7.18	Limitation on Purchases from Affiliates	~~110~~113
Section 7.19	Documents	~~110~~113
Section 7.20	Limitation on Investments	~~110~~113
Section 7.21	Separation of Borrower’s and Borrower GP’s Business and Assets	~~110~~113

ARTICLE VIII

ADMINISTRATION AND SERVICING OF COLLATERAL ASSETS

Section 8.01	Retention and Termination of the Servicer	~~111~~114
Section 8.02	Resignation and Removal of the Servicer; Appointment of Successor Servicer	~~111~~114
Section 8.03	Duties of the Servicer	~~113~~116
Section 8.04	Representations and Warranties of the Servicer	~~114~~117
Section 8.05	Covenants of the Servicer	~~116~~119
Section 8.06	Servicing Fees; Payment of Certain Expenses by Servicer	~~118~~122
Section 8.07	Collateral Reporting	~~119~~122
Section 8.08	Notices	~~119~~122
Section 8.09	Access to Servicer and Servicer’s Records	~~119~~122
Section 8.10	Optional Sales	~~120~~123
Section 8.11	Repurchase of Warranty Collateral Assets	~~122~~126
Section 8.12	Servicing of REO Assets; Other Subsidiaries	~~123~~126

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ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES

Section 9.01	Events of Default	~~125~~128
Section 9.02	Remedies Upon Event of Default	~~127~~131

ARTICLE X

ADMINISTRATIVE AGENT

Section 10.01	Appointment and Authority	~~128~~131
Section 10.02	Rights as a Lender	~~128~~132
Section 10.03	Exculpatory Provisions	~~128~~132
Section 10.04	Reliance by Administrative Agent	~~129~~133
Section 10.05	Delegation of Duties	~~130~~133
Section 10.06	Resignation of Administrative Agent	~~130~~133
Section 10.07	Non-Reliance on Administrative Agent and Other Lenders	~~131~~135
Section 10.08	No Other Duties, Etc.	~~131~~135
Section 10.09	Administrative Agent May File Proofs of Claim; Credit Bidding	~~131~~135
Section 10.10	Collateral Matters	~~133~~136
Section 10.11	Indemnification	~~134~~137

ARTICLE XI

MISCELLANEOUS

Section 11.01	Amendments, Etc.	~~134~~138
Section 11.02	Notices; Effectiveness; Electronic Communication	~~135~~139
Section 11.03	No Waiver; Cumulative Remedies; Enforcement	~~138~~141
Section 11.04	Expenses; Indemnity; Damage Waiver	~~138~~142
Section 11.05	Payments Set Aside	~~141~~145
Section 11.06	Successors and Assigns	~~142~~145
Section 11.07	Treatment of Certain Information; Confidentiality	~~147~~150
Section 11.08	Right of Setoff	~~147~~151
Section 11.09	Interest Rate Limitation	~~148~~151
Section 11.10	Counterparts; Integration; Effectiveness	~~148~~152
Section 11.11	Survival of Representations and Warranties	~~149~~152
Section 11.12	Severability	~~149~~152
Section 11.13	Replacement of Lenders	~~149~~152
Section 11.14	Governing Law; Jurisdiction; Etc.	~~150~~153
Section 11.15	Waiver of Jury Trial	~~151~~154
Section 11.16	No Advisory or Fiduciary Responsibility	~~151~~155
Section 11.17	Electronic Execution of Assignments and Certain Other Documents	~~152~~155
Section 11.18	USA PATRIOT Act	~~152~~156
Section 11.19	[Reserved]	~~153~~156

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Section 11.20	Non-Recourse Obligations; No Petition	~~153~~156
Section 11.21	Time of the Essence	~~154~~157
Section 11.22	Judgment Currency	~~154~~157

ARTICLE XII

COLLATERAL ADMINISTRATOR

Section 12.01	Designation of Collateral Administrator	~~156~~159
Section 12.02	Duties of the Collateral Administrator	~~157~~160
Section 12.03	Collateral Administration	~~157~~161
Section 12.04	Monthly Report	~~159~~162
Section 12.05	Merger or Consolidation	~~160~~163
Section 12.06	Collateral Administrator Compensation	~~160~~163
Section 12.07	Removal or Resignation of Collateral Administrator	~~160~~163
Section 12.08	Limitations on Liability	~~161~~164

ARTICLE XIII

COLLATERAL CUSTODIAN

Section 13.01	Designation of Collateral Custodian	~~165~~168
Section 13.02	Duties of the Collateral Custodian	~~165~~168
Section 13.03	Delivery of Collateral Asset Files	~~167~~170
Section 13.04	Collateral Asset File Certification	~~168~~170
Section 13.05	Release of Collateral Asset Files	~~168~~171
Section 13.06	Examination of Collateral Asset Files	~~170~~173
Section 13.07	Lost Note Affidavit	~~170~~173
Section 13.08	Transmission of Collateral Asset Files	~~170~~173
Section 13.09	Merger or Consolidation	~~171~~173
Section 13.10	Collateral Custodian Compensation	~~171~~174
Section 13.11	Removal or Resignation of Collateral Custodian	~~171~~174
Section 13.12	Limitations on Liability	~~172~~175
Section 13.13	Collateral Custodian as Agent of Administrative Agent	~~174~~177

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ANNEXES

A	Advance Rates
B	Eligibility and Portfolio Criteria

SCHEDULES

2.01	Commitments and Applicable Percentages
5.07	Certain Contractual Obligations
5.15	Identification Information of Loan Parties and Borrower Parent
5.25	Borrower Subsidiaries
8.10	[Reserved]
11.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

A	Form of Loan Notice
B-1	Form of Assignment and Assumption
B-2	Form of Administrative Questionnaire
C-1	Form of Compliance Certificate (Borrower Parent)
C-2	Form of Compliance Certificate (Borrower)
D-1	Form of U.S. Tax Compliance Certificate
D-2	Form of U.S. Tax Compliance Certificate
D-3	Form of U.S. Tax Compliance Certificate
D-4	Form of U.S. Tax Compliance Certificate
E	Form of Restricted Payments Certificate
F-1	Authorized Representatives of Servicer
F-2	Request for Release and Receipt
F-3	Request for Release of Request for Release and Receipt
G	Schedule of Collateral Assets Certification
H	Monthly Report
I	Reinvestment Request
J	Form of Approval Notice
K	Form of Note
L	Form of Foreign Obligor Notice
M	Form of Borrowing Base Certificate
N	Form of Collateral Custodian Report

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CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of July 19, 2022, among HLEND HOLDINGS B, L.P., a Delaware limited partnership (the “Borrower”), HLEND HOLDINGS B GP, LLC, a Delaware limited liability company (the “Borrower GP”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) ~~and~~, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”), HPS CORPORATE LENDING FUND, as Servicer (the “Servicer”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator (in such capacity, the “Collateral Administrator”) and U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian (in such capacity, the “Collateral Custodian”).

The Borrower has requested that the Lenders provide a revolving credit facility (the “Facility”), and the Lenders are willing to do so on the terms and conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Loan” means any Bank Loan where (i) the underwriting of such Bank Loan was based primarily on the appraised value of the assets securing such Bank Loan and (ii) advances in respect of such Bank Loan are governed by a borrowing base relating to the assets securing such Bank Loan.

“Account” means any of the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account, each Permitted Subsidiary Account and any sub-accounts thereof deemed appropriate or necessary by the Administrative Agent for convenience in administering such accounts.

“Account Control Agreement” means a Securities Account Control Agreement by and among a Loan Party, as pledgor, the Administrative Agent on behalf of the Secured Parties, as secured party, the Securities Intermediary and, solely with respect to the Securities Account Control Agreement of each HPS Partnership, the Custodian.

“Accreted Interest” means interest accrued on a Collateral Asset that is added to the principal amount of such Collateral Asset instead of being paid as it accrues. For the avoidance of doubt, interest of any Collateral Asset that is paid with the proceeds of a permitted drawing on a Revolving Asset shall not constitute Accreted Interest.

“Adjusted Balance” means with respect to any Collateral Asset as of any date of determination, the Dollar Equivalent of (a) the outstanding principal balance (for the avoidance of doubt, excluding any unfunded commitments with respect to any Delayed Draw Asset or Revolving Asset) of such Collateral Asset, exclusive of any deferred or capitalized interest on any Deferrable Collateral Asset multiplied by (b) the Assigned Value of such Collateral Asset. The “Adjusted Balance” of any Equity Security shall be zero. The “Adjusted Balance” of any Collateral Asset owned by an HPS Partnership shall be determined by calculating the product of (1) the “Adjusted Balance” of such Collateral Asset and (2) the percentage of Equity Interests of such HPS Partnership owned by the Borrower.

“Administrative Agent” has the meaning specified in the Preamble.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify in writing to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit B-2 or any other form approved by the Administrative Agent.

“Advance Rate” means a percentage applicable to each Collateral Asset as specified in Annex A under the caption “Advance Rate.”

“Adverse Claim” means any claim of ownership or any Lien, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a Lien, other than Permitted Liens.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Person” has the meaning specified in Section 3.04(a).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Fees” has the meaning specified in Section 2.07(c)(i).

“Aggregate Adjusted Balance” means with respect to all or a portion of the Collateral Assets, as of any date, the sum of the Adjusted Balances for such Eligible Collateral Assets.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Par Balance (AUD)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in AUD (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in AUD and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in AUD plus (b) the par value of all Cash and Cash Equivalents denominated in AUD owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (CAD)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in CAD (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in CAD and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in CAD plus (b) the par value of all Cash and Cash Equivalents denominated in CAD owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (DKK)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in DKK (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in DKK and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in DKK plus (b) the par value of all Cash and Cash Equivalents denominated in DKK owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (EUR)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in EUR (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in EUR and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in EUR plus (b) the par value of all Cash and Cash Equivalents denominated in EUR owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (GBP)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in GBP (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in GBP and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in GBP plus (b) the par value of all Cash and Cash Equivalents denominated in GBP owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (NOK)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in NOK (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in NOK and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in NOK plus (b) the par value of all Cash and Cash Equivalents denominated in NOK owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (NZD)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in NZD (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in NZD and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in NZD plus (b) the par value of all Cash and Cash Equivalents denominated in NZD owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (SEK)” means, without conversion to Dollars, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in SEK (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in SEK and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in SEK plus (b) the par value of all Cash and Cash Equivalents denominated in SEK owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Par Balance (USD)” means, on any date of determination, (a)(x) so long as no Event of Default has occurred and is continuing, the sum of the outstanding principal balances of all Eligible Collateral Assets denominated in USD (including any such Eligible Collateral Assets to be funded or acquired by a Loan Party on such date of determination) and (y) if an Event of Default has occurred and is continuing, the product of (A) the Aggregate Adjusted Balance of all Eligible Collateral Assets denominated in USD and (B) the Weighted Average Advance Rate of all Eligible Collateral Assets denominated in USD plus (b) the par value of all Cash and Cash Equivalents denominated in USD owned by a Loan Party as of such date and credited to the Principal Collection Account or any Permitted Subsidiary Account.

“Aggregate Unfunded Exposure Amount” means, on any date of determination, the sum of the Unfunded Exposure Amounts of all Collateral Assets included in the Collateral.

“Aggregate Unfunded Exposure Equity Amount” means, on any date of determination, the sum of the Unfunded Exposure Equity Amounts of all Collateral Assets included in the Collateral.

“Aggregate Unfunded Exposure Loan Amount” means, on any date of determination, the excess of the Aggregate Unfunded Exposure Amount over the Aggregate Unfunded Exposure Equity Amount.

“Agreement” has the meaning specified in the Preamble.

“Alternative Currency” means each Eligible Currency other than Dollars.

“Alternative Currency Daily Rate” means, for any day, (a) with respect to any Loan denominated in GBP, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment and (b) with respect to any Loan denominated in CAD, the rate per annum equal to Daily Simple CORRA, as published on the second Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “Daily Simple CORRA Rate”) plus the CORRA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternate Currency Par Balance Shortfall” means any time that the aggregate outstanding principal amount of Loans denominated in an Alternative Currency (including any such Loans to be made on such date of determination) on any date of determination exceeds the applicable Currency Par Balance on such day.

“Alternative Currency Term Rate” means, for any Interest Period, with respect to any Loan:

(a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period;

(b) denominated in AUD, the rate per annum equal to the Bank Bill Swap Reference Bid Rate or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term of three months;

(c) denominated in DKK, the rate per annum equal to the Copenhagen Interbank Offered Rate or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Copenhagen, Denmark time) on the Rate Determination Date with a term of three months;

(d) denominated in NOK, the rate per annum equal to the Norwegian Interbank Offered Rate or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Oslo, Norway time) on the Rate Determination Date with a term of three months;

(e) denominated in SEK, the rate per annum equal to the Stockholm Interbank Offered Rate or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Stockholm, Sweden time) on the Rate Determination Date with a term of three months; and

(f) denominated in NZD, the rate per annum equal to the Bank Bill Reference Bid Rate or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:45 a.m. (Auckland, New Zealand time) on the Rate Determination Date with a term of three months;

provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Amount Available” means, with respect to any Payment Date, the sum of (a) the amount of Collections with respect to the related Interest Period (provided that Collections received by a Permitted Subsidiary shall only be included in the Amount Available with respect to any Payment Date to the extent actually received by the Borrower prior to such Payment Date), plus (b) any investment income earned on amounts on deposit in the Collection Account since the immediately prior Payment Date (or since the Closing Date in the case of the first Payment Date), minus (c) any Principal Collections designated for the purchase of Eligible Collateral Assets pursuant to Section 2.14 with respect to which the related trade date (but not settlement date) has occurred.

“Applicable Authority” means (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator.

“Applicable Exchange Rate” means with respect to any Collateral Asset denominated and payable in an Alternative Currency on any day, (x) for an actual currency exchange, the applicable currency-Dollar spot rate obtained by the Servicer through customary banking channels, including the Collateral Administrator’s own banking facilities or (y) for all other purposes, the applicable currency-Dollar spot rate that appeared on the Bloomberg screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day.

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.12. If the commitment of each Lender to make Loans has been terminated pursuant to Section 9.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments by any Lender. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, with respect to any Interest Period and determined in connection with the calculation of the Borrowing Base as of the most recent calendar month-end preceding the beginning of such Interest Period, a percentage equal to (1) prior to October 1, 2025, the greater of (x)(i) the sum of (a) the Adjusted Balance of all Eligible Collateral Assets that are Broadly Syndicated Loans multiplied by 2.00% plus (b) the Adjusted Balance of all Eligible Collateral Assets that are Large Corporate Loans multiplied by 2.40% plus (c) the Adjusted Balance of all Eligible Collateral Assets other than Broadly Syndicated Loans and Large Corporate Loans multiplied by 2.65% divided by (ii) the Aggregate Adjusted Balance and (y) 2.35% and (2) on and after October 1, 2025, the greater of (x)(i) the sum of (a) the Adjusted Balance of all Eligible Collateral Assets that are Broadly Syndicated Loans multiplied by 1.50% plus (b) the Adjusted Balance of all Eligible Collateral Assets that are Large Corporate Loans multiplied by 1.90% plus (c) the Adjusted Balance of all Eligible Collateral Assets other than Broadly Syndicated Loans and Large Corporate Loans multiplied by 1.90% divided by (ii) the Aggregate Adjusted Balance and (y) 1.75%.

“Approval Notice” means, with respect to any Collateral Asset, a copy of a notice executed by the Administrative Agent substantially in the form of Exhibit J, evidencing, among other things, the approval of the Administrative Agent, in its sole discretion, of such Collateral Asset.

“Approved Dealer” means each of the following entities or their Affiliates (or any successor thereto): Banco Santander, Bank of America, Barclays, BNP Paribas, Credit Suisse Securities (USA), LLC, Deutsche Bank, Goldman Sachs, HSBC, JP Morgan, Lloyds, Morgan Stanley, Nomura, Société Générale, The Royal Bank of Scotland, Wells Fargo or any other independent, internationally recognized third-party dealer agreed to in writing by the Administrative Agent.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Lender” means a Person that owns and invests on a discretionary basis $25,000,000 or more in securities other than securities of an issuer that controls, is controlled by, or is under common control with, such Person; provided that, in determining whether a Person is an Approved Lender, there shall be deducted from the amount of such Person’s securities the amount of any outstanding indebtedness incurred to acquire the securities owned by such Person.

“Approved Valuation Firm” means, Lincoln Partners Advisors LLC, Howard & Zukin, Duff & Phelps Corp., Valuation Research Corp. or any other Approved Valuation Firm approved in writing by the Administrative Agent in its reasonable discretion.

“Arranger” means BofA Securities, Inc., in its capacity as sole lead arranger and sole book manager.

“Assigned Participation Interest” means a Participation Interest in a loan acquired under an Assignment Agreement.

“Assignment Agreement” means, as the context requires, (i) the Master Participation and Assignment Agreement dated as of the date hereof, by and between the Borrower Parent, as seller, and the Borrower, as purchaser, as amended or otherwise modified from time to time and (ii) any other agreement entered into, with the consent of the Administrative Agent in its sole discretion, for the purposes of allowing Participation Interests to be included in the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Assigned Value” means:

(a) with respect to any Collateral Asset other than a Qualifying Syndicated Loan, the lowest of:

(i) the Purchase Price with respect to such Collateral Asset,

(ii) 100%, and

(iii) the value of such Collateral Asset (expressed as a percentage of par) as determined by the Administrative Agent in its sole discretion (x) as of the applicable Cut-Off Date or (y) at any time following the occurrence of a Revaluation Event with respect to such Collateral Asset;

provided that (I) if (1) a Revaluation Event occurs with respect to a Collateral Asset that is a First Lien Bank Loan or a FILO Bank Loan and the Dispute Condition is satisfied with respect to such Collateral Asset and (2) the Administrative Agent amends the Assigned Value of such Collateral Asset as a result of such Revaluation

Event, the Borrower may dispute such Assigned Value by obtaining any of (A) a firm bid for such Collateral Asset from an Approved Dealer, (B) an appraisal of such Collateral Asset from an Approved Valuation Firm or (C) a bid price from a Nationally Recognized Pricing Service, which firm bid, appraisal or bid price shall be determined and with an as-of date after the financial information that give rise to the related Revaluation Event has been made available, and the price reflected in such firm bid, appraisal or bid price shall thereafter be the Assigned Value of such Collateral Asset and (II) in the event that the Assigned Value is determined in accordance with the foregoing clause (I) following a Borrower dispute, the Administrative Agent individually, or at the request of the Required Lenders, shall have the right to request that such Collateral Asset be independently evaluated by an additional third-party pricing service or valuation firm as selected by the Required Lenders (the “Independent Valuation Provider”) at the expense of the requesting parties so long as no Event of Default has occurred and is continuing and, if the value of any Collateral Asset determined by the Independent Valuation Provider is less than the value determined pursuant to clause (I) above then the Assigned Value will be the arithmetic average of the values determined pursuant to clause (I) above and the Independent Valuation Provider; provided, further that the Assigned Value determined pursuant to clause (I) above shall not exceed the Assigned Value in effect immediately prior to the change in Assigned Value resulting from the relevant Revaluation Event; and

(b) with respect to any Collateral Asset that is a Qualifying Syndicated Loan:

(i) with a Moody’s rating of “B3” or higher and an S&P rating of “B-” or higher, the lower of (x) the Purchase Price with respect to such Collateral Asset and (y) 100%, and

(ii) with a Moody’s rating below “B3” or an S&P rating below “B-” (x) if such Qualifying Syndicated Loan has an observable bid-side quote from a Nationally Recognized Pricing Service or, if such quote is not available, from another pricing service selected by the Administrative Agent with an indicated bid-depth of two or more, such bid-side quote (expressed as a percentage of par), (y) otherwise, the average of the bid side prices based upon information from two or more secondary loan market dealers active in the trading of such Qualifying Syndicated Loan (one of which must be from a dealer selected by the Administrative Agent) or (z) if the value of such Collateral Asset cannot be determined pursuant to the foregoing clauses (x) and (y), the value of such Collateral Asset (expressed as a percentage of par) as determined by the Administrative Agent in its sole discretion;

provided that if a Revaluation Event of the type described in clauses (ii) or (iii) of the definition thereof with respect to such Collateral Asset occurs, the Assigned Value of such Collateral Asset shall be determined by the Administrative Agent.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit B-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Audited Financial Statements” means, for any fiscal year, the audited consolidated balance sheet of the Borrower Parent for such fiscal year ended December 31, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of Borrower Parent, including the notes thereto.

“Australian Dollar” and “AUD” mean lawful money of Australia.

“Available Tenor” means, as of any date of determination and with respect to the then-current Canadian Benchmark, as applicable, (a) if the then-current Canadian Benchmark is a term rate, any tenor for such Canadian Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Canadian Benchmark, as applicable, pursuant to this Agreement as of such date.

“Availability Period” means the period (i) beginning on the later of (A) the Closing Date and (B) the date on which all conditions precedent to the initial Borrowing have been satisfied or waived and (ii) ending on the earlier of (A) any date on which an Event of Default has occurred and each Lender’s commitment has been terminated pursuant to Section 9.02 (provided that the Availability Period may be reinstated by the Administrative Agent in its sole discretion upon the waiver of the applicable Event of Default leading to such termination) or (B) the third anniversary of the ~~Second~~Fourth Amendment Closing Date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bank Loan” means any commercial loan. A participation in any loan will not be a Bank Loan, provided that (i) Assigned Participation Interests and (ii) Participation Interests in loans under the Sale Agreement will, in each case be Bank Loans to the same extent as the underlying loan.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect for such day, (c) Daily SOFR for such date plus 1.00% (this clause (c), the “Daily SOFR Component”) and (d) 1.00%. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greatest of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate. For the avoidance of doubt, each Base Rate Loan shall be denominated in Dollars.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BHC Act Affiliate” has the meaning specified in Section 11.23(c)(i).

“Borrower” has the meaning specified in the Preamble.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrower GP” has the meaning specified in the Preamble.

“Borrower Parent” means HPS Corporate Lending Fund.

“Borrower Parent Loans” means those Collateral Assets sold or contributed by the Borrower Parent and acquired by the Borrower pursuant to the Sale Agreement.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type made by each of the Lenders pursuant to Section 2.01.

“Borrowing Base” means, on any date of determination, the Dollar Equivalent of the lesser of:

(x) (a) the aggregate of the Borrowing Base Values of all Eligible Collateral Assets plus (b) the par value of all Cash and Cash Equivalents owned by the Borrower as of such date and credited to the Principal Collection Account minus (c) the Aggregate Unfunded Exposure Equity Amount as of such date plus (d) amounts on deposit in the Unfunded Exposure Account;

(y) (a) the Aggregate Commitments minus (b) the Aggregate Unfunded Exposure Amount plus (c) the amount on deposit in the Unfunded Exposure Account (such amount not to exceed the Aggregate Unfunded Exposure Amount); and

(z) (a) the aggregate of the amounts determined with respect to each Eligible Collateral Asset equal to the Adjusted Balance of such Eligible Collateral Asset plus (b) the amount of Principal Collections on deposit in the Principal Collection Account minus (c) the sum for all Eligible Collateral Assets attributable to the three largest obligors of (A) the sum of the Adjusted Balances of such Eligible Collateral Assets plus (B) the Unfunded Exposure Amounts with respect to such Eligible Collateral Assets; provided that, for purposes of this clause (z), the Adjusted Balance and Unfunded Exposure Amount with respect to any obligor shall be the sum of all Adjusted Balances or Unfunded Exposure Amounts, as applicable, with respect to which such Person is an obligor.

“Borrowing Base Certificate” means a certificate setting forth the calculation of the Borrowing Base and each Currency Par Balance as of each Measurement Date, in the form of Exhibit M, prepared by the Servicer and attaching the Collateral Asset Schedule.

“Borrowing Base Deficiency” means any time that either (a) the Total Outstandings at such time exceed an amount equal to the Borrowing Base or (b) solely following the Availability Period or after the occurrence and during the continuation of an Event of Default, the amounts on deposit in the Unfunded Exposure Account are less than the Required Funding Amount.

“Borrowing Base Deficiency Amount” means, with respect to any Borrowing Base Deficiency, the amount by which, as applicable, (a) the Total Outstandings exceed the Borrowing Base and (b) solely following the Availability Period or after the occurrence and during the continuation of an Event of Default, the amounts on deposit in the Unfunded Exposure Account are less than the Required Funding Amount.

“Borrowing Base Value” means, with respect to (a) any Eligible Collateral Asset that is a Dispute Asset, the greater of (x) an amount equal to (i) the Adjusted Balance of such Eligible Collateral Asset (calculated without giving effect to the proviso contained in clause (a) of the definition of “Assigned Value”) times (ii) the Advance Rate applicable to such Eligible Collateral Asset (for the avoidance of doubt, without giving effect to the “Dispute Excess” provisions set forth on Annex A hereto) and (y) the Dispute Haircut Value of such Eligible Collateral Asset, and (b) any other Eligible Collateral Asset, an amount equal to (i) the Adjusted Balance of such Eligible Collateral Asset times (ii) the Advance Rate applicable to such Eligible Collateral Asset.

“Broadly Syndicated Loan” means any First Lien Bank Loan that (x) has an original issuance size (including all tranches, undrawn delayed draw portions, and drawn and undrawn revolving credit facilities secured by the same collateral) of $250,000,000 or greater and (y) as of the applicable Cut-Off Date, (i) is rated by at least one of Moody’s and S&P and (ii) does not have a Moody’s rating below “B3” or an S&P rating below “B-”.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, any city in which the Corporate Trust Office of the Collateral Administrator or the Collateral Custodian is located, or the state where the Administrative Agent’s Office is located (which is initially North Carolina) and:

(a) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in EUR, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in EUR to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;

(b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in GBP, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and

(c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than EUR or GBP in respect of an Alternative Currency Loan denominated in a currency other than EUR or GBP, or any other dealings in any currency other than EUR or GBP to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Benchmark” means, initially, Daily Simple CORRA; provided that if a replacement of the Canadian Benchmark has occurred pursuant to Section 3.03(d), then “Canadian Benchmark” means the applicable Canadian Benchmark Replacement to the extent that such Canadian Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Canadian Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Canadian Benchmark Replacement” means, for any Available Tenor, the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Canadian Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for Canadian dollar-denominated syndicated credit facilities at such time; provided that, if the Canadian Benchmark Replacement would be less than 0%, the Canadian Benchmark Replacement will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.

“Canadian Benchmark Transition Event” means, with respect to any then-current Canadian Benchmark other than Daily Simple CORRA, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Canadian Benchmark, the regulatory supervisor for the administrator of such Canadian Benchmark, any Governmental Authority with jurisdiction over such administrator for such Canadian Benchmark, or the Bank of Canada, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Canadian Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Canadian Benchmark or (b) all Available Tenors of such Canadian Benchmark are or will no longer be representative of the underlying market and economic reality that such Canadian Benchmark is intended to measure and that representativeness will not be restored.

“Canadian Dollar” and “CAD” mean lawful money of Canada.

“Canadian Prime Rate” means, for any day a fluctuating rate of interest per annum equal to the greater of (a) the per annum rate of interest quoted or established as the “prime rate” of the Administrative Agent which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian borrowers, (b) the Daily Simple CORRA Rate plus the CORRA Adjustment plus 1⁄2 of 1% per annum and (c) 1.00% adjusted automatically with each quoted or established change in such rate, all without the necessity of any notice to any Borrower or any other Person. Such prime rate is based on various factors including cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate shall take effect at the opening of business on the day specified in the public announcement of such change.

“Canadian Prime Rate Loan” means a Loan that bears interest based on the Canadian Prime Rate. All Canadian Prime Rate Loans shall be denominated in CAD.

“Cash” means such funds denominated in an Eligible Currency as at the time shall be legal tender for payment of all public and private debts.

“Cash Equivalents” means any Eligible Currency-denominated investment that, at the time it is delivered to the Securities Intermediary (directly or through an intermediary or bailee), is one or more of the following obligations or securities including investments for which the Collateral Administrator or an Affiliate of the Securities Intermediary provides services and receives compensation therefor:

(a) (x) direct Registered obligations (1) of the United States or (2) the timely payment of principal and interest on which is fully and expressly guaranteed by the United States and (y) Registered obligations (1) of any agency or instrumentality of the United States the obligations of which are expressly backed by the full faith and credit of the United States or (2) the timely payment of principal and interest on which is fully and expressly guaranteed by such an agency or instrumentality, in each case if such agency or instrumentality has the Required Ratings, in all cases having a remaining maturity of not more than 183 days;

(b) demand and time deposits in, certificates of deposit of, trust accounts with, bankers’ acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United States (including the Collateral Administrator) or any state thereof and subject to supervision and examination by federal and/or state banking authorities, in each case payable within 183 days of issuance, so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have the Required Ratings;

(c) commercial paper or other short term obligations with the Required Ratings and that either bear interest or are sold at a discount from the face amount thereof and have a maturity of not more than 183 days from their date of issuance; provided that this clause (c) will not include extendible commercial paper or asset backed commercial paper; and

(d) money market funds which funds have, at all times, credit ratings of “Aaa-mf” by Moody’s and “AAAm” or “AAAm G” by S&P, respectively;

provided that Cash and Cash Equivalents shall not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value thereof or any security whose repayment is subject to substantial non-credit related risk as determined in the sole judgment of the Servicer, (ii) any security whose rating assigned by S&P includes the subscript “f,” “p,” “q,” “pi,” “r,” “t” or “sf” (iii) any security that is subject to an Offer, (iv) any other security that is an asset the payments on which are subject to withholding tax (other than withholding taxes imposed under FATCA) if owned by the Borrower unless the issuer or obligor or other Person (and guarantor, if any) is required to make “gross-up” payments that cover the full amount of any such withholding taxes or (v) any security secured by real property.

“Cause” means, with respect to an Independent Director, (i) acts or omissions by such Independent Director that constitute willful disregard of such Independent Director’s duties as set forth in the Borrower’s or the Borrower GP’s organizational documents, (ii) that such Independent Director has engaged in or has been charged with, or has been convicted of, fraud or other acts constituting a crime under any law applicable to such Independent Director, (iii) that such Independent Director is unable to perform his or her duties as Independent Director due to death, disability or incapacity, or (iv) that such Independent Director no longer meets the definition of Independent Director.

“CCC Qualifying Syndicated Loan” means a Qualifying Syndicated Loan with a Moody’s rating below “B3” or an S&P rating below “B-”.

“Change in Control” means the occurrence of any of the following: (a) the Borrower Parent shall cease to own, directly or indirectly, 100% of the Equity Interests of the Borrower, (b) the Borrower Parent shall cease to own, directly or indirectly, 100% of the Equity Interests of the Borrower GP, (c) the Borrower GP shall cease to be the general partner of the Borrower or (d) HPS Investment Partners, LLC or an Affiliate thereof shall cease to be the investment manager of the Servicer.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Charges” means (i) all federal, state, county, city, municipal, local, foreign or other governmental Taxes (including Taxes owed to the Pension Benefit Guaranty Corporation at the time due and payable); (ii) all levies, assessments, charges, or claims of any governmental entity or any claims of statutory lienholders, the nonpayment of which could give rise by operation of law to a Lien on the Collateral Assets or any other property of the Loan Parties and (iii) any such Taxes, levies, assessment, charges or claims which constitute a Lien or encumbrance on any property of the Loan Parties.

“Closing Date” means July 19, 2022.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral” shall have the meaning specified in the Security Agreement.

“Collateral Administrator” means U.S. Bank Trust Company, National Association, solely in its capacity as collateral administrator hereunder, and any successor thereto.

“Collateral Administrator and Collateral Custodian Fee Letter” means that certain fee schedule as accepted and acknowledged by the Borrower.

“Collateral Administrator Fees and Expenses” has the meaning specified in Section 12.06.

“Collateral Asset” means any loan, security, cash or other asset owned or held by the applicable Loan Party, in each case whether or not given credit in the Borrowing Base or having a positive Advance Rate.

“Collateral Asset File” means, with respect to each Collateral Asset and to the extent identified on the related Document Checklist, (i) if the Collateral Asset includes a note, (x) an original, executed copy of the related promissory note, or (y) in the case of a lost promissory note, a copy of the executed underlying promissory note accompanied by an original executed affidavit and indemnity endorsed by the applicable Loan Party or the prior holder of record either in blank or to the Administrative Agent, in each case, with respect to clause (x) or clause (y), with an unbroken chain of endorsements from each prior holder of such promissory note to the applicable Loan Party or to the Administrative Agent, or in blank, or (z) in the case of a noteless Collateral Asset, a copy of each executed document or instrument evidencing the assignment of such Collateral Asset to the applicable Loan Party, (ii) paper or electronic copies (as indicated on the Collateral Asset Schedule and the related Document Checklist) of any related loan agreement, security agreement, mortgage, moveable or immoveable hypothec, deed of hypothec, guarantees, indenture, note purchase agreement, intercreditor and/or subordination agreement, each to the extent available with respect to such Collateral Asset, (iii) paper or electronic copies of the file stamped (or the electronic equivalent of) UCC financing statements and continuation statements (including amendments or modifications thereof) authorized by the obligor thereof or by another Person on the obligor’s behalf in respect of such Collateral Asset or evidence that such financing statements have been submitted for filing, in each case only to the extent (x) actually in the possession of the Servicer or the Borrower in the case of any Collateral Asset that is a Broadly Syndicated Loan, and (y) reasonably available to the Servicer upon the request of the Administrative Agent or any agent of the Administrative Agent, (iv) in the case of any Collateral Asset with respect to which the Borrower Parent or any Affiliate thereof acts as administrative agent, an assignment and assumption agreement, transfer document or instrument relating to such Collateral Asset in blank, endorsed by the Borrower Parent or such Affiliate, and (v) any other document included by the Servicer on the related Document Checklist.

“Collateral Asset Schedule” means, collectively, the list or lists of Collateral Assets attached to each Reinvestment Request. Each such schedule shall identify the assets that will become Collateral Assets, shall set forth such information with respect to each such Collateral Asset as the Borrower or the Administrative Agent may reasonably require and shall supplement any such schedules attached to previously delivered Reinvestment Requests.

“Collateral Custodian” means U.S. Bank National Association, solely in its capacity as collateral custodian hereunder, and any successor thereto.

“Collateral Custodian Fees and Expenses” has the meaning specified in Section 13.10.

“Collateral Database” has the meaning specified in Section 12.03(b)(i).

“Collateral Dispute Notice” means notice from the Administrative Agent to the Borrower, the Servicer and the Collateral Administrator (i) asserting that the determination of whether a Collateral Asset is an Eligible Collateral Asset, any component of the Monthly Report or the determination as to compliance with any of the Portfolio Criteria, or the related determinations with respect to any Collateral Asset underlying such determination as to compliance or eligibility, is incorrect and (ii) providing the correct information or determination and a reasonable explanation of the basis of such correction; provided that no Collateral Dispute Notice will apply with regard to any determination under the Eligibility Criteria or Portfolio Criteria that is expressly provided to be a determination made by the Administrative Agent.

“Collateral Value” means, with respect to any ABL Loan, the most recent appraised value of the pro rata portion of the underlying collateral securing such Collateral Asset as determined by an Approved Valuation Firm.

“Collection Account” means, collectively, the Interest Collection Account and the Principal Collection Account.

“Collections” means the sum of all Interest Collections and all Principal Collections received with respect to the Collateral.

“Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commitment Fee” has the meaning specified in Section 2.07(a).

“Commitment Fee Rate” means, subject to adjustment as provided in Section 2.12, (~~i) prior to the three-month anniversary of the Closing Date, 0.00%; (ii) on and after the three-month anniversary of the Closing Date but prior to the eight-month anniversary of the Closing Date, 0.50% and (iii) on and after the eight-month anniversary of the Closing Date (x~~a) with respect to the First Unused Amount, 1.25% ~~and~~, (~~y~~b) with respect to the Second Unused Amount, ~~0.50~~0.30% and (c) with respect to the Third Unused Amount, 0.15%.

“Competitor” means (a) any Person, other than a commercial bank, primarily engaged in the business of lending to middle-market or lower-middle-market companies or investing in loans to middle-market or lower-middle-market companies, which is in direct or indirect competition with the Borrower, the Fund, the Servicer, any sub-advisor of the Servicer, or any Affiliate thereof that is an investment advisor, (b) any Person for which a Person referred to in clause (a) above serves as an investment advisor with discretionary investment authority, (c) any activist hedge fund, or (d) any Person controlled by, or controlling, or under common control with, a Person referred to in clauses (a), (b) or (c) above.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 or Exhibit C-2, as applicable.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, SONIA, CORRA, EURIBOR, other applicable Alternative Currency Term Rate or any proposed Successor Rate for an Eligible Currency or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “SONIA”, “Daily Simple CORRA”, “EURIBOR”, “Alternative Currency Term Rate”, “Canadian Prime Rate”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Eligible Currency (or, if the Administrative Agent determines, in consultation with the Borrower, that adoption of any portion of such market practice with respect to any proposed Successor Rate is not administratively feasible or that no market practice for the administration of such Successor Rate for such Eligible Currency exists, in such other manner of administration as the Administrative Agent determines, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator satisfactory to the Administrative Agent).

“CORRA Adjustment” means 0.32138% (32.138 basis points).

“Corporate Trust Office” means the applicable designated corporate trust office of the Collateral Administrator, the Securities Intermediary or the Collateral Custodian, as applicable, specified on Schedule 11.02 hereto, or such other address within the United States as it may designate from time to time by notice to the Administrative Agent.

“Covered Entity” has the meaning specified in Section 11.23(c)(ii).

“Covered Party” has the meaning specified in Section 11.23(b).

“Currency Par Balance” means (a) with respect to Loans denominated in AUD, the Aggregate Par Balance (AUD), (b) with respect to Loans denominated in CAD, the Aggregate Par Balance (CAD), (c) with respect to Loans denominated in DKK, the Aggregate Par Balance (DKK), (d) with respect to Loans denominated in EUR, the Aggregate Par Balance (EUR), (e) with respect to Loans denominated in GBP, the Aggregate Par Balance (GBP), (f) with respect to Loans denominated in NOK, the Aggregate Par Balance (NOK), (g) with respect to Loans denominated in NZD, the Aggregate Par Balance (NZD), (h) with respect to Loans denominated in SEK, the Aggregate Par Balance (SEK) and (i) with respect to Loans denominated in USD, the Aggregate Par Balance (USD).

“Custodian” means U.S. Bank National Association, solely in its capacity as custodian under each applicable Account Control Agreement, or any subsequent institution acceptable to the Administrative Agent.

“Cut-Off Date” means, with respect to each Collateral Asset, the Closing Date (with respect to any Collateral Asset included in the Collateral on such date) or any subsequent date that is the later of (a) the date on which the Borrower commits to acquire such Collateral Asset or (b) the most recent date on which the Borrower has received an Approval Notice with respect to such Collateral Asset.

“Daily Simple CORRA” means the rate per annum equal to CORRA determined for any day pursuant to the definition thereof. Any change in Daily Simple CORRA shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be determined to be zero for purposes of this Agreement.

“Daily Simple CORRA Rate” has the meaning specified in the definition of “Alternative Currency Daily Rate”.

“Daily SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof plus the SOFR Adjustment. Any change in Daily SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Daily SOFR Component” has the meaning specified in the definition of “Base Rate”.

“Daily SOFR Loan” means a Loan that bears interest at a rate based on Daily SOFR.

“Debtor Relief Laws” means (a) the Bankruptcy Code of the United States and (b) all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means, with respect to any Borrowing, 2.00% plus the applicable Interest Rate.

“Default Right” has the meaning specified in Section 11.23(c)(iii).

“Defaulted Obligation” means any Collateral Asset owned by a Loan Party, as of any date of determination:

(a) as to which there has occurred and is continuing a default with respect to the payment of interest or principal and such default is continuing for more than the lesser of (i) any applicable grace period and (ii) (x) in the case of any Collateral Asset that is a Broadly Syndicated Loan, five (5) Business Days and (y) otherwise, three (3) Business Days;

(b) as to which an Insolvency Event occurs with respect to the obligor thereof;

(c) that has (x) a rating by S&P of “CC” or below or “SD” or (y) a Moody’s probability of default rating (as published by Moody’s) of “D” or “LD” or, in each case, had such ratings before they were withdrawn by S&P or Moody’s, as applicable;

(d) to the actual knowledge of a Responsible Officer of the Servicer or the applicable Loan Party, is pari passu with or subordinated to other indebtedness for borrowed money owing by the issuer thereof, to the extent that (x) a payment default of the type described in clause (a) has occurred with respect to such other indebtedness and has continued for the time period described therein or (y) such other indebtedness has any rating described in clause (c) or had such rating before such rating was withdrawn and which has not been reinstated as of the date of determination;

(e) with respect to which a Responsible Officer of the applicable Loan Party or the Servicer has received written notice or has actual knowledge that a default has occurred under the Underlying Instruments (other than any payment default described in clause (a) of this definition) and any applicable grace period has expired such that the holders of such Collateral Asset have accelerated the repayment of such Collateral Asset;

(f) the Servicer determines, in its sole discretion, in accordance with the Servicing Standard, that all or a portion of such Collateral Asset is not collectible or otherwise places such Collateral Asset on non-accrual status;

(g) such Collateral Asset is a Participation Interest with respect to which the selling institution has defaulted in any respect in the performance of any of its payment obligations under the Participation Interest;

(h) such Collateral Asset is a Participation Interest in a Bank Loan that would, if such Bank Loan were a Collateral Asset, constitute a “Defaulted Obligation”; or

(i) the occurrence of a Material Modification described in clause (a) of the definition thereof with respect to such Collateral Asset.

The Servicer shall give the Collateral Administrator prompt written notice should it become aware that any Collateral Asset has become a Defaulted Obligation. Other than with respect to clause (a) above, until so notified, the Collateral Administrator shall not be deemed to have notice or knowledge to the contrary.

“Defaulting Lender” means, subject to Section 2.12(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower and the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (e) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent (in consultation with Borrower) that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.12(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination.

“Deferrable Collateral Asset” means a Collateral Asset that by its terms permits the deferral or capitalization of payment of accrued and unpaid interest, it being understood that a Deferrable Collateral Asset shall not include any Collateral Asset that by its terms permits payment of interest with the proceeds of a permitted drawing under a Revolving Asset; provided that, for the avoidance of doubt, once any Deferrable Collateral Asset is no longer permitted to defer or capitalize payment of accrued or unpaid interest pursuant to terms of its Underlying Instruments, such Collateral Asset shall no longer be considered a “Deferrable Collateral Asset”.

“Delayed Draw Asset” means a Collateral Asset that requires one or more future advances to be made to the applicable Loan Party and which does not permit the re-borrowing of any amount previously repaid by the related obligor; provided that such Collateral Asset shall only be considered a Delayed Draw Asset for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Determination Date” means, with respect to any Reporting Date, the last Business Day of the month immediately preceding such Reporting Date.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dispute Asset” means any Collateral Asset for which the Dispute Condition is satisfied and the Borrower has validly exercised its dispute right in respect thereof pursuant to the definition of Assigned Value.

“Dispute Condition” has the meaning specified in the Fee Letter.

“Dispute Haircut Value” means, with respect to any Eligible Collateral Asset that is a Dispute Asset, an amount equal to (i) the Adjusted Balance of such Eligible Collateral Asset times (ii) the Advance Rate applicable to such Eligible Collateral Asset (for the avoidance of doubt, calculated in accordance with the “Dispute Excess” provisions set forth on Annex A hereto).

“Disqualified Foreign Loan” means any Foreign Loan (other than Foreign Loans qualified as such because the governing law or the jurisdiction of organization of the obligor or issuer is Canada or the United Kingdom) with respect to which, as of any date of determination, the Borrower has not delivered to each of the Administrative Agent and the relevant obligor or administrative agent a Foreign Obligor Notice within 10 Business Days after the Administrative Agent notifies the Borrower in writing that, in its reasonable discretion, the benefit to the Lenders outweighs the burden to the Borrower of the delivery of the Foreign Obligor Notice to the relevant obligor or administrative agent.

“Disqualified Lender” has the meaning specified in Section 11.06(b)(v).

“Disqualified Participation” means any Bank Loan that is a Participation Interest as of any date that is more than 90 days after the date of acquisition of such Participation Interest by the Borrower under the Sale Agreement or Assignment Agreement, as applicable.

“Distribution Proceeds Test” means a test that is satisfied on any date of determination with respect to any Restricted Payment proposed to be made by the Borrower if, on a pro forma basis after giving effect to such Restricted Payment and in the Servicer’s good faith estimation, an amount at least equal to the amount required to make the payments set forth in Section 2.13(a)(i) through (xii) on the next Payment Date is then on deposit in the Interest Collection Account or shall be on deposit in the Interest Collection Account on the next Payment Date.

“DKK” means the lawful currency of Denmark.

“Document Checklist” means an electronic or hard copy list delivered by the applicable Loan Party (or by the Servicer on behalf of the applicable Loan Party) to the Collateral Custodian that identifies each of the documents contained in each Collateral Asset File related to a Collateral Asset and whether a hard copy or electronic copy will be delivered to the Collateral Custodian related to a Collateral Asset and includes the name of the obligor with respect to such Collateral Asset, in each case as of the related Funding Date.

“Dollar,” “USD” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, (a) for any amount denominated in Dollars, such amount and (b) for any amount denominated in any other currency, (i) with respect to any amount relating to a Loan, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the current spot rate determined by the Administrative Agent in a commercially reasonable manner and (ii) with respect to any amount relating to any Collateral Asset, the equivalent amount thereof in Dollars determined by the Servicer using the Applicable Exchange Rate.

“EBITDA” means, with respect to the relevant period with respect to the related Bank Loan, the meaning of “EBITDA,” “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for each such Bank Loan, and in any case that “EBITDA,” “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the obligor on such Bank Loan and any of its parents or subsidiaries that are obligated pursuant to the Underlying Instruments for such Bank Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) depreciation and amortization for such relevant period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the obligors, and (g) any other item the Borrower and the Administrative Agent mutually deem to be appropriate; provided that with respect to any obligor for which economic data for the full test period is not available, EBITDA shall be determined for such obligor based on annualizing the economic data from the reporting periods actually available.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligibility Criteria” means the eligibility criteria with respect to the Collateral Assets set forth in Annex B.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(ii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(ii)).

“Eligible Collateral Asset” means any Collateral Asset (other than Cash and Cash Equivalents) that satisfies the Eligibility Criteria and, other than in the case of a Qualifying Syndicated Loan, with respect to which the Borrower has received an Approval Notice.

“Eligible Currency” means USD, EUR, GBP, CAD, AUD, DKK, NOK, NZD and SEK.

“Equity Cure Notice” has the meaning specified in the Fee Letter.

“Equity Interests” means, with respect to any Person, all of the shares or the shares of capital stock of, other equity securities or equity instruments of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Security” means any asset owned by a Loan Party that is not a First Lien Bank Loan, FILO Bank Loan or a Second Lien Bank Loan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“Euro,” “EUR” and “€” mean the lawful currency of the Member States of the European Union that have adopted and retain the single currency in accordance with the treaty establishing the European Community, as amended from time to time; provided that if any member state or states ceases to have such single currency as its lawful currency (such member state(s) being the “Exiting State(s)”), such term shall mean the single currency adopted and retained as the lawful currency of the remaining member states and shall not include any successor currency introduced by the Exiting State(s).

“Event of Default” has the meaning specified in Section 9.01.

“Excluded Amounts” means (i) any amount deposited into the Collection Account with respect to any Collateral Asset, which amount is attributable to the reimbursement of payment by the Borrower of any tax, fee or other charge imposed by any Governmental Authority on such Collateral Asset or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other upfront fees) that are for the account of the applicable Person from whom the applicable Loan Party purchased such Collateral Asset, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to taxes, insurance and other amounts in connection with Collateral Assets which are held in an escrow account for the benefit of the obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (v) any amount deposited into any Collection Account with respect to any Collateral Asset after such Collateral Asset has been included in a Securitization Take-Out or (vi) any amount deposited into the Collection Account in error (including any amounts relating to any portion of an asset sold by a Loan Party).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Sections 3.06 and 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exposure Amount Shortfall” has the meaning specified in Section 2.02(e).

“Facility” has the meaning specified in the recitals hereto.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements implementing the foregoing (including any U.S. or non-U.S. legislation, rules or practices adopted pursuant to such intergovernmental agreements).

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the letter agreement, dated as of even date herewith, between the Borrower and the Administrative Agent.

“FILO Bank Loan” means any Bank Loan that (i) becomes, by its terms, subordinate in right of payment to one or more other obligations of the related obligor, in each case issued under the same Underlying Instruments as such Bank Loan, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under applicable Law (subject to liens permitted under the applicable Underlying Instruments that are reasonable for similar loans, and liens accorded priority by law in favor of any Governmental Authority), and (iii) the Servicer determines in good faith that the value of the collateral or the enterprise value securing the Bank Loan on or about the time of acquisition equals or exceeds the outstanding principal balance of the Bank Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral.

“First Dispute Excess” means the portion of any Dispute Asset that is not the Second Dispute Excess and that, if such portion (and, for the avoidance of doubt, any Second Dispute Excess) were not outstanding, the Net Senior Leverage Multiple (without giving effect to any Material Modifications of the type described in clause (g) of the definition thereof) with respect to such Dispute Asset would be less than 5.0x.

“First Lien Bank Loan” means a Bank Loan that (i) is not (and by its terms is not permitted to become) subordinate in right of payment to any other debt for borrowed money incurred by the obligor of such Bank Loan other than Permitted Obligor Indebtedness and (ii) is secured by a valid first priority perfected security interest or lien on specified collateral (such collateral, together with any other pledged assets, having a value (as reasonably determined by the Servicer at the time of acquisition, which determination will not be questioned based on subsequent events), or has an enterprise value as determined by the Servicer at the time of acquisition, which determination will not be questioned based on subsequent events, equal to or greater than the principal balance of the Bank Loan and other pari passu debt) securing the obligor’s obligations under the Bank Loan subject to (i) liens permitted under the applicable credit agreement that are reasonable and customary for similar loans and (ii) liens accorded priority by law in favor of the United States or any state or agency; provided that if prior to a default or liquidation with respect to such Bank Loan, such Bank Loan is entitled to receive payments pari passu with other First Lien Bank Loans of the same obligor, but following a default or liquidation becomes fully subordinated to other First Lien Bank Loans of the same obligor and is not entitled to any payments until such other First Lien Bank Loans are paid in full, such Bank Loan will be a FILO Bank Loan.

“First Unused Amount” means, as of any date of determination, the greater of (a) zero and (b) an amount equal to ~~(i) (x) prior to the six-month anniversary of the Second Amendment Closing Date, 50% and (y) thereafter, 60% of the Aggregate Commitments minus (ii) Total Outstandings.~~the “First Unused Amount” as set forth in the following table:

Months after Fourth Amendment Closing Date	0 - 3	4 - 6	7 and Thereafter
First Unused Amount	50% of the Aggregate Commitments minus Total Outstandings	55% of the Aggregate Commitments minus Total Outstandings	60% of the Aggregate Commitments minus Total Outstandings

“Foreign Lender” means, a Recipient that is not a U.S. Person.

“Foreign Loan” means any Collateral Asset that is a Bank Loan with respect to which (i) the law governing such Collateral Asset or document or instrument under which such Collateral Asset arises or is issued is not the law of a U.S. State or (ii) the jurisdiction of organization of the obligor or issuer with respect to such Collateral Asset is not a U.S. State.

“Foreign Obligor Notice” means a notice substantially in the form of Exhibit L hereto.

“Fourth Amendment Closing Date” means September 17, 2025.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Funding Date” means the date of any Borrowing or any Reinvestment Date, as applicable.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied, and solely with respect to any Permitted Subsidiary, generally accepted accounting principles in the jurisdiction in which such Permitted Subsidiary is domiciled.

“General Partner Interest” means the general partnership interest of the Borrower GP in the Borrower.

“GICS Industry Classification” means any of the industry categories set forth below, as such industry categories may be updated at the option of the Servicer and the Administrative Agent if such categories include any modifications that may be made thereto or additional categories that may be subsequently established by reference to the Global Industry Classification Standard codes:

101010	Energy Equipment & Services
101020	Oil, Gas & Consumable Fuels
151010	Chemicals
151020	Construction Materials
151030	Containers & Packaging
151040	Metals & Mining
151050	Paper & Forest Products
201010	Aerospace & Defense
201020	Building Products
201030	Construction & Engineering
201040	Electrical Equipment
201050	Industrial Conglomerates
201060	Machinery
201070	Trading Companies & Distributors
202010	Commercial Services & Supplies
202020	Professional Services
203010	Air Freight & Logistics
203020	Passenger Airlines
203030	Marine Transportation
203040	Ground Transportation
203050	Transportation Infrastructure
251010	Automobile Components

251020	Automobiles
252010	Household Durables
252020	Leisure Products
252030	Textiles, Apparel & Luxury Goods
253010	Hotels, Restaurants & Leisure
253020	Diversified Consumer Services
255010	Distributors
255030	Broadline Retail
255040	Specialty Retail
301010	Consumer Staples Distribution & Retail
302010	Beverages
302020	Food Products
302030	Tobacco
303010	Household Products
303020	Personal Care Products
351010	Health Care Equipment & Supplies
351020	Health Care Providers & Services
351030	Health Care Technology
352010	Biotechnology
352020	Pharmaceuticals
352030	Life Sciences Tools & Services
401010	Banks
402010	Financial Services
402020	Consumer Finance
402030	Capital Markets
402040	Mortgage Real Estate Investment Trusts (REITs)
403010	Insurance
451020	IT Services
451030	Software
452010	Communications Equipment
452020	Technology Hardware, Storage & Peripherals
452030	Electronic Equipment, Instruments & Components
453010	Semiconductors & Semiconductor Equipment
501010	Diversified Telecommunication Services
501020	Wireless Telecommunication Services
502010	Media
502020	Entertainment
502030	Interactive Media & Services
551010	Electric Utilities
551020	Gas Utilities
551030	Multi-Utilities

551040	Water Utilities
551050	Independent Power and Renewable Electricity Producers
601010	Diversified REITs
601025	Industrial REITs
601030	Hotel & Resort REITs
601040	Office REITs
601050	Health Care REITs
601060	Residential REITs
601070	Retail REITs
601080	Specialized REITs
602010	Real Estate Management & Development

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union, the European Commission or the European Central Bank).

“Guarantee” means, as to any Person, without duplication of amounts, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranty” means each Guaranty by and among a Permitted Subsidiary, as guarantor, and the Administrative Agent on behalf of the Secured Parties, as secured party.

“Guaranty and Security Agreement” means each Guaranty and Security Agreement by and among an HPS Partnership, as guarantor, and the Administrative Agent on behalf of the Secured Parties, as secured party.

“High EBITDA Loan” means a First Lien Bank Loan, the obligor with respect to which has EBITDA of greater than $40,000,000 for the trailing twelve months as of the date of the related Approval Notice (or most recent amendment thereof) for such Collateral Asset.

“HPS Partnership” means any entity established by the Borrower Parent or another fund managed by the Servicer to hold Collateral Assets and included as an “HPS Partnership” herein with the consent of the Administrative Agent.

“HPS Partnership Pledge Agreement” means each Pledge Agreement entered into by and among the Borrower, as pledgor, and the Administrative Agent, for the purpose of pledging the Borrower’s ownership interest in (i) the shares, other equity or debt instruments issued by and receivables owned by the applicable HPS Partnership and (ii) the shares, other equity or debt instruments (for the avoidance of doubt, other than the Collateral Assets or any Related Security with respect thereto) issued by and receivables owned by the Borrower, as amended, supplemented or otherwise modified from time to time.

“Increased Costs” means, collectively, any increased cost, loss or liability owing to any Affected Person under Article III of this Agreement.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) all obligations of such Person to pay the deferred purchase price of property or services;

(d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(e) capital leases and Synthetic Lease Obligations;

(f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(g) all Guarantees of such Person in respect of any of the foregoing;

but expressly excluding (A) any obligation of such Person to fund any Collateral Asset constituting a Revolving Asset or a Delayed Draw Asset or (B) indebtedness of the Borrower on account of the sale by the Borrower of the first-out tranche of any Loan that arises solely as an accounting matter under ASC 860, provided that such indebtedness (i) is nonrecourse to the Borrower, (ii) involves no other liabilities of the Borrower that are not customary for a participation agreement and (iii) would not represent a claim against the Borrower in a bankruptcy, insolvency or liquidation proceeding of the Borrower, in each case in excess of the amount sold or purportedly sold; provided further that the Borrower has notified the Administrative Agent of any such indebtedness arising under this clause (B).

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.

“Indemnified Amounts” has the meaning specified in Section 11.04(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Independent Director” means an individual who has prior experience as an independent director, independent manager or independent member with at least three years of employment experience and who (x) is provided by CT Corporation, Corporation Service Company, Puglisi & Associates, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or another nationally-recognized company reasonably approved by the Administrative Agent, in each case that is not an Affiliate of the Borrower (except to the extent that it would constitute an Affiliate by virtue of employing an Independent Director of the Borrower, the Borrower GP or an Affiliate of the Borrower or the Borrower GP) and that provides professional independent directors and other corporate services in the ordinary course of its business or (y) who is reasonably approved by the Administrative Agent, and which individual is duly appointed as an Independent Director and is not, and for the five-year period prior to his or her appointment as Independent Director, has not been, and will not while serving as Independent Director be, any of the following:

(a) a member, partner, equityholder, manager, director, officer or employee of the Borrower, the Borrower Parent, or any of their respective equityholders or Affiliates (other than as an Independent Director of the Borrower, the Borrower GP, the Borrower Parent or an Affiliate of the Borrower, the Borrower GP or the Borrower Parent);

(b) a creditor, supplier or service provider (including provider of professional services) to the Borrower, the Borrower GP, the Borrower Parent, or any of their respective equityholders or Affiliates (other than as an Independent Director of the Borrower, the Borrower GP, the Borrower Parent or an Affiliate of the Borrower, the Borrower GP or the Borrower Parent);

(c) an immediate family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or

(d) a Person that controls (whether directly, indirectly or otherwise) any of clauses (a), (b) or (c) above.

~~“Industry Category” means, with respect to any Collateral Asset, one of the following the industry and sector classifications with respect to the obligor of such Collateral Asset, as determined by the Servicer:~~

~~(1) Aerospace and Defense~~	~~(19) High Tech Industries~~
~~(2) Automotive~~	~~(20) Hotel, Gaming & Leisure~~
~~(3) Banking~~	~~(21) Media: Advertising, Printing & Publishing~~
~~(4) Beverage, Food and Tobacco~~	~~(22) Media: Broadcasting & Subscription~~
~~(5) Capital Equipment~~	~~(23) Media: Diversified & Production~~
~~(6) Chemicals, Plastics, & Rubber~~	~~(24) Metals & Mining~~
~~(7) Construction & Building~~	~~(25) Retail~~
~~(8) Consumer goods: Durable~~	~~(26) Services: Business~~
~~(9) Consumer goods: Non-durable~~	~~(27) Services: Consumer~~
~~(10) Containers, Packaging & Glass~~	~~(28) Sovereign & Public Finance~~
~~(11) Energy: Electricity~~	~~(29) Telecommunications~~
~~(12) Energy: Oil & Gas~~	~~(30) Transportation: Cargo~~
~~(13) Environmental Industries~~	~~(31) Transportation: Consumer~~
~~(14) Fire: Finance~~	~~(32) Utilities: Electric~~
~~(15) Fire: Insurance~~	~~(33) Utilities: Oil & Gas~~
~~(16) Fire: Real Estate~~	~~(34) Utilities: Water~~
~~(17) Forest Products & Paper~~	~~(35) Wholesale~~
~~(18) Healthcare & Pharmaceuticals~~

“Information” has the meaning specified in Section 11.07.

“Insolvency Event” means, with respect to any Person, (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, winding-up, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or such Person shall admit in writing its inability to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing; or (c) any analogous procedure or step is taken in any jurisdiction to which such Person is subject.

“Intercompany Loan” has the meaning specified in Section 5.30.

“Interest Collection Account” means a collective reference to the Securities Accounts created and maintained on the books and records of the Securities Intermediary identified as interest collection accounts in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.

“Interest Collections” means, with respect to the Collateral, (i) all payments and collections owing to any Loan Party in its capacity as lender and attributable to interest on any Collateral Asset or other Collateral, including scheduled payments of interest and payments of interest relating to principal prepayments, all guaranty payments attributable to interest and proceeds of any liquidations, sales, dispositions or securitizations attributable to interest on such Collateral Asset or other Collateral and all payments attributable or allocable to deferred or capitalized interest, (ii) any commitment, ticking, upfront, underwriting, origination or amendment fees received in respect of any Collateral Asset and (iii) the earnings on Interest Collections in the Interest Collection Account that are invested in Cash Equivalents, in each case other than Retained Interests.

“Interest Period” means, with respect to any Payment Date, the period from and including the Determination Date preceding the previous Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding the Determination Date preceding the current Payment Date.

“Interest Rate” means (a) with respect to any Daily SOFR Loan, a rate per annum equal to Daily SOFR plus the Applicable Rate, (b) with respect to any Alternative Currency Daily Rate Loan, a rate per annum equal to the applicable Alternative Currency Daily Rate plus the Applicable Rate, (c) with respect to any Alternative Currency Term Rate Loan, a rate per annum equal to the applicable Alternative Currency Term Rate plus the Applicable Rate, (d) with respect to any Base Rate Loan, a rate per annum equal to the Base Rate plus the Applicable Rate and (e) with respect to any Canadian Prime Rate Loan, a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate.

“Interim Payment Date” means a Payment Date defined in clause (i)(y) of the definition of such term (and which, for the avoidance of doubt, does not satisfy clause (i)(x) of the definition of such term).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the United States Internal Revenue Service.

“Large Corporate Loan” means a First Lien Bank Loan (other than a Broadly Syndicated Loan) that, as of the relevant Cut-Off Date, (i) has a size (including all tranches, undrawn delayed draw portions, and drawn and undrawn revolving credit facilities secured by the same collateral) of $250,000,000 or greater and (ii) the obligor of which has an EBITDA of at least $50,000,000 for the most recent twelve fiscal months for which the obligor has provided financial statements.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority, self-regulatory organization, market, exchange, or clearing facility charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, self-regulatory organization, market, exchange, or clearing facility, in each case whether or not having the force of law.

“Lenders” has the meaning specified in the introductory paragraph hereto.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify in writing the Borrower and the Administrative Agent.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” has the meaning specified in Section 2.01.

“Limited Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of the Borrower dated as of the date hereof, including any permitted amendments thereto from time to time.

“Loan Documents” means this Agreement, the Security Agreement, the Permitted Subsidiary Security Agreements, each HPS Partnership Pledge Agreement, each Account Control Agreement, each Guaranty and Security Agreement, each Guaranty, each Assignment and Assumption, each Assignment Agreement, each Note, the Collateral Administrator and Collateral Custodian Fee Letter and the Fee Letter.

“Loan Notice” means a notice of (a) a Borrowing or (b) a conversion of Loans from one Type to the other, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Loan Parties” means, collectively, the Borrower and each Permitted Subsidiary.

“LTV Ratio” means, with respect to any ABL Loan as of any date of determination, the result, expressed as a percentage, of (i) the outstanding principal balance of such Collateral Asset divided by (ii) the Collateral Value of such Collateral Asset as of such date of determination.

“Make-Whole Date” means the date that is ~~two~~one (~~2~~1) ~~years~~year after the ~~Second~~Fourth Amendment Closing Date.

“Make-Whole Fee” has the meaning specified in Section 2.07(b).

“Make-Whole Percentage” means ~~(a) prior to the date that is one (1) year after the Second Amendment Closing Date, 2.0% (b) on and after the date specified in clause (a) and prior to the date that is two (2) years after the Second Amendment Closing Date, 1.0%, and (c) thereafter, zero~~1.0%.

“Material Adverse Effect” means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a materially adverse effect on (a) the financial condition or operations of the Borrower, (b) the legality, validity or enforceability of any of the Loan Documents, (c) the right or ability of the Borrower or the Servicer to perform any of its obligations under any of the Loan Documents, (d) the rights or remedies of (i) the Lenders or the Administrative Agent under any of the Loan Documents or (ii) the Borrower under the Collateral Assets; provided that if a material adverse effect described in clause (d)(ii) affects or impairs the rights and remedies of the Borrower with respect to only a portion of the Collateral Assets, such effects shall not constitute a Material Adverse Effect at any time that (x) such affected Collateral Assets are excluded from the Borrowing Base and (y) the exclusion of such affected Collateral Assets from the Borrowing Base does not result in a Borrowing Base Deficiency.

“Material Modification” means any amendment or waiver of, or modification or supplement to, any Underlying Instrument governing a Collateral Asset executed or effected on or after the date on which such Collateral Asset becomes a part of the Collateral which:

(a) reduces or forgives any or all of the principal amount due under such Collateral Asset;

(b) (i) waives one or more interest payments, (ii) permits any interest due in cash to be (x) deferred or (y) capitalized and added to the principal amount of such Collateral Asset (other than, in either case, any deferral or capitalization already allowed by the terms of any Deferrable Collateral Asset as of the date such Collateral Asset is added to the Collateral) or (iii) reduces the spread or coupon payable on such Collateral Asset (provided that no such reduction shall constitute a Material Modification if the Servicer certifies that such reduction results from an increase in the credit quality of the related obligor);

(c) contractually or structurally subordinates such Collateral Asset by operation of (i) any priority of payment provisions, (ii) turnover provisions, (iii) the transfer of assets in order to limit recourse to the related obligor (other than where such transfer is not intended to avoid or limit recourse but is a bona fide disposition transaction which results in the repayment of Indebtedness from any net proceeds) or (iv) the granting of Liens on any of the collateral securing such Collateral Asset, each that requires the consent of the applicable Loan Party or any lenders thereunder;

(d) either (i) extends the maturity date of such Collateral Asset past the maturity date as of the related date such Collateral Asset is added to the Collateral or (ii) extends the amortization schedule with respect thereto (provided that no such extension shall constitute a Material Modification if such extension is for less than one year and the Servicer certifies that the credit quality of the obligor with respect to such Collateral Asset has not worsened);

(e) substitutes, alters or releases the Related Security securing such Collateral Asset and such substitution, alteration or release, individually or in the aggregate and as determined in the Administrative Agent’s reasonable discretion, materially and adversely affects the value of such Collateral Asset;

(f) results in any less financial information in respect of reporting frequency, scope or otherwise being provided with respect to the related obligor that, in each case, has an adverse effect on the ability of the Servicer or the Administrative Agent (as determined by the Administrative Agent in its reasonable discretion) to make any determinations or calculations required or permitted hereunder; provided that, any such reduction in reporting frequency will not be a Material Modification so long as such reporting continues to be made at least quarterly;

(g) results in a change to the calculation of EBITDA for the related obligor that in the sole discretion of the Administrative Agent adversely affects the value of such Collateral Asset; or

(h) results in a change to the financial covenants set forth in such Underlying Instrument that in the sole discretion of the Administrative Agent adversely affects the value of such Collateral Asset.

“Maturity Date” means the earliest of (a) the fifth anniversary of the ~~Second~~Fourth Amendment Closing Date and (b) any date on which an Event of Default has occurred and each Lender’s commitment has been terminated pursuant to Section 9.02; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next following Business Day.

“Measurement Date” means each of the following, as applicable: (i) the Closing Date; (ii) each Determination Date; (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.04 or Section 2.05; (v) the date that the Servicer has actual knowledge of the occurrence of any Revaluation Event with respect to any Collateral Asset or that any Collateral Asset fails to be an Eligible Collateral Asset; (vi) the date of any optional repurchase or substitution pursuant to Section 8.11(a); (vii) the last day of the Availability Period; (viii) the date of any Optional Sale; (ix) the date of any Securitization Take-Out; (x) the date of any Restricted Payment and (xi) any other date reasonably requested by the Administrative Agent.

“Monthly Report” means a monthly report prepared by the Collateral Administrator, on behalf of the Borrower, substantially in the form of Exhibit H.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Moody’s Rating” means, respect to any Collateral Asset, as of any date of determination:

(a) if such Collateral Asset has a monitored rating, an unpublished monitored rating expressly assigned to a debt obligation (or facility), or a monitored estimated rating expressly assigned to a debt obligation (or facility) by Moody’s that addresses the full amount of the principal and interest promised, such rating;

(b) if the preceding clause does not apply and the obligor of such Collateral Asset has a monitored corporate family rating by Moody’s, such corporate family rating; and

(c) if none of the preceding clauses apply, such Collateral Asset will have no Moody’s Rating.

“Nationally Recognized Pricing Service” means IHS MarkIt Ltd., Refinitiv Evaluated Pricing Service or any other nationally recognized loan pricing service selected by the Servicer with the consent of the Administrative Agent.

“Net Senior Leverage Multiple” means, with respect to any Collateral Asset that is not an ABL Loan, the meaning of “Net Senior Leverage Ratio” (or such applicable lien or level within the capital structure) or any comparable definition relating to first lien senior secured indebtedness (or, if no such definition relating to first lien senior secured indebtedness exists, total indebtedness) in its Underlying Instruments (or such other definition as the Borrower and the Administrative Agent shall agree upon in writing (including via e-mail)); provided that, if no applicable definition appears in the Underlying Instruments, “Net Senior Leverage Ratio” with respect to such Collateral Asset shall mean the following until the Borrower and the Administrative Agent have agreed upon another definition as specified above:

(a) any Collateral Asset that is a First Lien Bank Loan for the most recent relevant period of time for which the applicable Loan Party has received the financial statements of the relevant obligor, the ratio of (i) Indebtedness of the relevant obligor (other than Indebtedness of such obligor that is junior in terms of lien subordination (including unsecured Indebtedness) to Indebtedness of such obligor held by such Loan Party) less unrestricted cash of the relevant obligor and any restricted cash that is subject to a lien in respect of such Indebtedness to (ii) EBITDA of such obligor; and

(b) any Collateral Asset that is not a First Lien Bank Loan for the most recent relevant period of time for which the applicable Loan Party has received the financial statements of the relevant obligor, the ratio of (i) Indebtedness of the relevant obligor (other than Indebtedness of such obligor that is junior in terms of payment or lien subordination (including unsecured Indebtedness) to Indebtedness of such obligor held by such Loan Party) less unrestricted cash of the relevant obligor and any restricted cash that is subject to a lien in respect of such Indebtedness to (ii) EBITDA of such obligor.

“NOK” means the lawful currency of Norway.

“Non-Approval Event” means, as of any date of determination, an event that will be deemed to have occurred if the total number of Non-Approved Loans to unique obligors is greater than or equal to three (3).

“Non-Approved Loan” means each Bank Loan that is otherwise fully eligible for inclusion in the Borrowing Base for which the Servicer has requested the Administrative Agent provide an Approval Notice, and the Administrative Agent does not provide an Approval Notice; provided that only one (1) Bank Loan with respect to any obligor shall constitute a Non-Approved Loan.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of a majority of Lenders or all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (ii) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Qualifying Assets” has the meaning specified in Annex B.

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit K.

“NZD” mean lawful money of New Zealand.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Obligor Information” means with respect to any obligor (i) the legal name and address of such obligor, (ii) the jurisdiction in which such obligor is domiciled, (iii) the audited financial statements for the two prior fiscal years of such obligor (or such shorter period of time for which such audited financial statements have been prepared and are available, unless the Servicer has notified the Administrative Agent that such audited financial statements are unavailable and the Administrative Agent has waived the requirement to deliver such audited financial statements), and (iv) the Servicer’s internal credit memo with respect to the obligor and the related Collateral Asset, which is expected to include (t) an executive deal summary setting forth the purpose and terms of the loan transaction underlying the related Collateral Asset and the projected internal rate of return, (u) the organizational chart of such obligor, (v) the annual report for the most recent fiscal year of such obligor, (w) a company forecast of such obligor including plans related to capital expenditures, (x) the business model, company strategy and names of known peers of such obligor, (y) the shareholding pattern and details of the management team of such obligor and (z) details of any banking facilities and the debt maturity schedule of such obligor; provided, however, that the items set forth in clauses (u) through (z) above shall not be required with respect to each such internal credit memo but are indicative of the expected contents of such internal credit memos prepared by the Servicer generally.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Offer” means, with respect to any security or debt obligation, any offer by the issuer of such security or borrower with respect to such debt obligation or by any other Person made to all of the holders of such security or debt obligation to purchase or otherwise acquire such security or debt obligation (other than pursuant to any redemption in accordance with the terms of the Underlying Instrument in respect of such security or debt obligation or for the purpose of registering the security or debt obligation) or to exchange such security or debt obligation for any other security, debt obligation, Cash or other property.

“Optional Sale” has the meaning specified in Section 8.10(a).

“Organization Documents” means, (a) with respect to any corporation or company, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) or the articles of association; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Administrative Expenses” means all amounts of fees and expenses due and payable by the Borrower or the Servicer to any Person (other than any Lender, the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary or each other) in connection with the transactions contemplated by the Loan Documents or under any Underlying Instruments, including fees and expenses of any third party service provider to the Borrower or the Servicer, including any Approved Dealer or Approved Valuation Firm, and any fees, costs and expenses of directors of the Borrower, but excluding any Increased Costs and Indemnified Amounts.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means, with respect to Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date.

“Overnight Rate” means, for any day, (a) with respect to Loans denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, in accordance with banking industry rules on interbank compensation and (b) with respect to Loans denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Eligible Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“Participation Interest” means a participation interest in a loan that would, at the time of acquisition or any Loan Party’s commitment to acquire the same, satisfy each of the following criteria: (i) the seller of the participation is the lender on the subject loan, (ii) the aggregate participation in the loan does not exceed the principal amount or commitment of such loan, (iii) such participation does not grant, in the aggregate, to the participant in such participation a greater interest than the seller holds in the loan or commitment that is the subject of the participation, (iv) the entire purchase price for such participation is paid in full at the time of its acquisition, and (v) the participation provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the loan participation.

“Partnership Asset Proceeds” means any Principal Collections received by an HPS Partnership in respect of any Eligible Collateral Asset held or sold by such HPS Partnership.

“Payment Date” means, (i) either (x) the 24th day of each February, May, August and November (or, if such day is not a Business Day, the next succeeding Business Day) or (y) solely for purposes of the definition of “Amount Available” and Sections 2.13(b) and (d), the 24th day of any other month (or, if such day is not a Business Day, the next succeeding Business Day) if the Borrower notifies the Administrative Agent and the Collateral Administrator of such monthly Payment Date within 10 days of the end of the immediately preceding month, (ii) the Maturity Date and (iii) following the occurrence of and during the continuation of an Event of Default, any other Business Day designated by the Administrative Agent (with notice to the Collateral Administrator).

“Performing” means, with respect to any Collateral Asset, such Collateral Asset is not a Defaulted Obligation and, other than with respect to any Deferrable Collateral Asset, is not subject to any pay-in-kind or deferral of interest provision.

“Permitted Liens” means any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for state, municipal or other local Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP are being maintained by such Person, (b) Liens imposed by Laws, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) Liens in favor of the Administrative Agent or any Lender granted pursuant to or by any Loan Document, (d) Liens in favor of any purchaser of a Collateral Asset if such Collateral Asset has been sold by a Loan Party for cash consideration and (i) such cash consideration has been delivered into the Collection Account, (ii) the transfer of such Collateral Asset has not been or cannot be completed and (iii) the applicable Loan Party has settled such sale as a participation or similar arrangement (including settlement as a participation pending transfer), (e) with respect to agented Collateral Assets, Liens in favor of the lead agent, the collateral agent or the paying agent for the benefit of all holders of indebtedness of such obligor under the related Collateral Asset and (f) Liens in favor of the Administrative Agent pursuant to an Account Control Agreement or other Liens in favor of a bank or a securities intermediary holding any account which arise as a matter of Law or contract on items in the course of collection or encumbering deposits or other similar Liens (including the right of set-off) with respect to such account and (g) with respect to the collateral underlying any Collateral Asset and received by the Borrower in connection with the restructuring or exercise of remedies in respect of such Collateral Asset, Liens permitted under the Underlying Instruments related to such Collateral Asset. Notwithstanding the preceding sentence, no Lien for any Indebtedness other than the Obligations or a Lien described under clause (g) of the preceding sentence will be a Permitted Lien.

“Permitted Obligor Indebtedness” means Indebtedness that (i) is secured by all or a portion of the assets of the related obligor and (ii) has a ratio of the maximum aggregate principal amount outstanding or available to be drawn under the applicable underlying instruments to EBITDA of such obligor (based on the most recently available quarterly financial statements of such obligor received by the Loan Parties) not greater than 1.0x or, with respect to any Collateral Asset, such greater amount as the Administrative Agent may permit with respect to such Collateral Asset in its sole discretion.

“Permitted Rebalancing Sale” has the meaning specified in Section 8.10(e).

“Permitted Subsidiary” means each HPS Partnership and any wholly-owned subsidiary of the Borrower formed for the purpose of holding Collateral Assets and pledging them to the Administrative Agent as security for the Obligations and included as a “Permitted Subsidiary” herein with the consent of the Administrative Agent in its sole discretion.

“Permitted Subsidiary Accounts” means a collective reference to the Securities Accounts created and maintained on the books and records of the Securities Intermediary identified as principal collection accounts, interest collection accounts or unfunded exposure accounts, as applicable, in the name of the applicable Permitted Subsidiary and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties (including any Unfunded Exposure Account in the name of a Permitted Subsidiary).

“Permitted Subsidiary Security Agreement” means a security agreement, pledge agreement or other similar agreement entered into by a Permitted Subsidiary as pledgor and the Administrative Agent as secured party.

“Permitted Transfer” has the meaning specified in Section 7.05.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA that is subject to Title IV of ERISA or Section 412 of the Code.

“Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) to which Section 4975 of the Code applies, or (iii) non-US, church or governmental plan subject to non-US, federal, state or local laws, rules or regulations substantially similar to Section 406 of ERISA or Section 4975 of the Code.

“Platform” has the meaning specified in Section 6.02.

“Portfolio Criteria” means the portfolio criteria with respect to the Collateral Assets set forth in Section 2 of Annex B.

“Prime Rate” means the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Principal Balance” means with respect to any Collateral Asset as of any date of determination, the Dollar Equivalent (unless otherwise specified herein) of the outstanding principal balance (excluding any unfunded commitments) of such Collateral Asset, exclusive of any deferred or capitalized interest.

“Principal Collection Account” means a collective reference to the Securities Accounts created and maintained on the books and records of the Securities Intermediary identified as principal collection accounts in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.

“Principal Collections” means (a) the proceeds of any Borrowings and (b) any and all amounts of collections received with respect to the Collateral other than Interest Collections, including (but not limited to) (i) all collections attributable to principal on such Collateral (including any proceeds received by any Loan Party as a result of exercising any warrant at any time), (ii) the earnings on Principal Collections in the Principal Collection Account that are invested in Cash Equivalents, and (iii) all Repurchase Amounts, in each case other than Retained Interests.

“Prohibited Clients” means Persons within the categories set forth in Section 3 of Annex B, as such list may be updated from time to time upon notice from the Administrative Agent to the Borrower.

“Public Lender” has the meaning specified in Section 6.02.

“Purchase Price” means, with respect to any Collateral Asset as of any date, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Collateral Asset were purchased at different purchase prices, the weighted average of such purchase prices) paid by the applicable Loan Party for such Collateral Asset (exclusive of any interest, Accreted Interest and original issue discount) divided by (ii) the principal balance of the portion of such Collateral Asset purchased by the applicable Loan Party outstanding as of the date of such purchase (exclusive of any interest, Accreted Interest and original issue discount); provided that, any Collateral Asset (other than a Qualifying Syndicated Loan) acquired with an original issue discount of 3% of par or less shall be deemed to have been acquired at par.

“QFC” has the meaning specified in Section 11.23(c)(iv).

“QFC Credit Support” has the meaning specified in Section 11.23(a).

“Qualifying Asset” has the meaning specified in Section 8.12(e).

“Qualifying Syndicated Loan” means a Broadly Syndicated Loan that, as of any date of determination:

(a) has an observable bid-side quote from a Nationally Recognized Pricing Service or from another pricing service selected by the Administrative Agent with an indicated bid-depth of one or more;

(b) has a Purchase Price at least equal to 80% of the Principal Balance of such Collateral Asset;

(c) as of the applicable Cut-Off Date, has a Principal Balance less than or equal to 10% of the aggregate facility size (including all tranches and drawn and undrawn revolving credit facilities secured by the same collateral); and

(d) has a Moody’s rating of “Caa3” or higher and an S&P rating of “CCC-” or higher;

provided; that, any such Qualifying Syndicated Loan shall cease to be a Qualifying Syndicated Loan if the Borrower shall have received an Approval Notice with respect to such Collateral Asset.

“Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period with respect to any Loan (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as reasonably determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent); provided, further that, for the initial Interest Period with respect to any Loan, the Rate Determination Date for such Interest Period shall be the date that is two (2) Business Days prior to the related Funding Date.

“Recipient” means the Administrative Agent and any Lender, as applicable.

“Records” means the Collateral Asset File for any Collateral Asset and all other documents, books, records and other information prepared and maintained by or on behalf of the applicable Loan Party with respect to any Collateral Asset and the obligors thereunder, including all documents, books, records and other information prepared and maintained by the applicable Loan Party or the Servicer with respect to such Collateral Asset or obligors.

“Register” has the meaning specified in Section 11.06(c).

“Registered” means a debt obligation that is issued after July 18, 1984 and that is in registered form within the meaning of Section 881(c)(2)(B)(i) of the Code and the United States Treasury Regulations promulgated thereunder.

“Regulatory Event” means with respect (i) the Servicer: (a) the indictment of it or any of its executive officers who are primarily responsible for the management of the Collateral Assets owned by the Loan Parties for an act that constitutes fraud or criminal activity related to its business of providing asset management services; or (b) the finding by a court or regulator with respect to the making of a false statement or omission, or the issuance of an injunction from causing any material violations of any securities or criminal laws, with respect to it or any of its executive officers who are primarily responsible for the management of the Collateral Assets owned by the Loan Parties and, solely in the case of any such executive officer, such executive officer has not been removed from having responsibility for the management of the collateral within 60 Business Days of such indictments, finding or issuance and (ii) the Borrower Parent, the indictment of it or any of its executive officers for an act that constitutes fraud or criminal activity related to its business.

“Reinvestment” shall have the meaning specified in Section 2.14.

“Reinvestment Date” shall have the meaning specified in Section 2.14(a).

“Reinvestment Request” shall have the meaning specified in Section 2.14(a).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Related Property” means, with respect to a Collateral Asset, any real property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Collateral Asset, including, without limitation, any pledge of the stock, membership or other ownership interests in the related obligor or its subsidiaries, all warrants with respect to such Collateral Asset and all proceeds from any sale or other disposition of such property or other assets.

“Related Security” means, with respect to each Collateral Asset:

(a) any Related Property securing a Collateral Asset, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable Funding Date and all liquidation proceeds thereof;

(b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

(c) all Collections with respect to such Collateral Asset and any of the foregoing;

(d) any guarantees or similar credit enhancement for an obligor’s obligations under any Collateral Asset, all UCC financing statements or other filings relating thereto, including all rights and remedies, if any, against any Related Security, including all amounts due and to become due to the applicable Loan Party thereunder and all rights, remedies, powers, privileges and claims of the applicable Loan Party thereunder (whether arising pursuant to the terms of such agreement or otherwise available to the applicable Loan Party at law or in equity);

(e) all Records with respect to such Collateral Asset and any of the foregoing; and

(f) all recoveries and proceeds of the foregoing.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Relevant Rate” means with respect to any Loans denominated in (a) Dollars, SOFR, (b) GBP, SONIA, (c) Euros, EURIBOR, (d) CAD, Daily Simple CORRA, (e) AUD, the Bank Bill Swap Reference Bid Rate, (f) DKK, the Copenhagen Interbank Offered Rate, (g) NOK, the Norwegian Interbank Offered Rate, (h) SEK, the Stockholm Interbank Offered Rate or (i) NZD, the Bank Bill Reference Bid Rate, as applicable.

“Replacement Servicer” means a private credit servicer of nationally recognized standing currently servicing an asset portfolio substantially similar to the Collateral Assets hereunder in connection with a lending facility substantially similar to this Agreement for which the Administrative Agent or one of its Affiliates acts as lender or administrative agent.

“REO Asset” means, with respect to any Collateral Asset, any real property that is Related Property that has been foreclosed on or repossessed from the current obligor by the Servicer, and is being managed by the Servicer on behalf of, and in the name of, any REO Subsidiary, for the benefit of the Secured Parties and any other equity holder of such REO Subsidiary.

“REO Servicing Standard” shall have the meaning specified in Section 8.12(a).

“REO Subsidiary” shall have the meaning specified in Section 8.12(a).

“Reporting Date” means date that is (a) for each month in which a Payment Date occurs, eight (8) days before such Payment Date or (b) for each other month, the fifteenth (15th) day of such month, or, in each case, if such date is not a Business Day, the next succeeding Business Day.

“Repurchase Amount” means, for any Warranty Collateral Asset for which a payment or substitution is being made pursuant to Section 8.11(a) as of any time of determination, the sum of (i) the Purchase Price with respect to such Collateral Asset multiplied by the outstanding principal balance of such Collateral Asset and (ii) any accrued and unpaid interest thereon since the last Payment Date.

“Request for Borrowing” means with respect to a Borrowing or conversion of Loans, a Loan Notice.

“Request for Release and Receipt” means a form substantially in the form of Exhibit F-2 completed and signed by the Servicer.

“Required Funding Amount” means, as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Aggregate Unfunded Exposure Amount.

“Rescindable Amount” has the meaning specified in Section 2.10(b)(ii).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Required Lenders” means, at any time (a) Bank of America, N.A., as a Lender and (b) Lenders having Commitments representing more than 50% of the Aggregate Commitments of all Lenders; provided that, for purposes of Section 3.03(b), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the applicable Eligible Currency shall be excluded from any determination of Required Lenders with respect to such Eligible Currency. The Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Required Ratings” means (a) if such obligation or security (i) has both a long term and a short term credit rating from Moody’s, such ratings are “Aa3” or higher (not on credit watch for possible downgrade) and “P-1” (not on credit watch for possible downgrade), respectively, (ii) has only a long term credit rating from Moody’s, such rating is at least equal to or higher than the current Moody’s long term ratings of the U.S. government, and (iii) has only a short term credit rating from Moody’s, such rating is “P-1” (not on credit watch for possible downgrade) and (b) a long-term senior unsecured debt rating of at least “AA-” (not on credit watch for possible downgrade) and a short-term credit rating of at least “A-1” by S&P (or, if such institution has no short-term credit rating, a long-term senior unsecured debt rating of at least “AA” (not on credit watch for possible downgrade) by S&P).

“Responsible Officer” means, with respect to (a) the Servicer, whether acting for itself, the Borrower or the Borrower Parent, either (i) the Chief Executive Officer, Chief Financial Officer, or any other director, officer or employee of HPS Investment Partners, LLC, as the investment adviser to the Servicer, that is responsible for or otherwise materially involved in the administration or collection of the Collateral Assets, or (ii) any director of HPS Corporate Lending Fund; (b) with respect to the Borrower GP, whether acting for itself, the Borrower, the Borrower Parent or any HPS Partnership, any director of the Borrower GP; (c) with respect to the Borrower, either (i) the Chief Executive Officer, Chief Financial Officer, or any other director, officer or employee of HPS Investment Partners, LLC, as investment manager to the Servicer, that is responsible for or otherwise materially involved in the administration or collection of the Collateral Assets, or (ii) any director of the Borrower GP; (d) the Collateral Administrator or Collateral Custodian, any officer within the Corporate Trust Office, including any director, vice president, assistant vice president or associate having direct responsibility for the administration of this Agreement, who at the time shall be such officers, respectively, or to whom any matter is referred because of his or her knowledge of and familiarity with the particular subject, (e) the Securities Intermediary, any officer of the Securities Intermediary, including any director, vice president, assistant vice president or associate, in each case having direct responsibility for the administration of the Account Control Agreement, who at the time shall be such officers, respectively, or to whom any matter is referred because of his or her knowledge of and familiarity with the particular subject or (f) any other Person, the President, any Vice President or Assistant Vice President, or the Controller of such Person, or any other officer or employee who is responsible for the administration of this Agreement. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, limited partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Borrower (including Tax Distributions), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Person thereof).

“Restricted Payments Certificate” means a certificate substantially in the form of Exhibit E.

“Retained Interest” means, with respect to any Collateral Asset included in the Collateral, (a) such obligations to provide additional funding with respect to such Collateral Asset that have been retained by the other lender(s) of such Collateral Asset, (b) all of the rights and obligations of the applicable Loan Party, if any, of or owing to the agent(s) under the Underlying Instruments, (c) any unused commitment fees associated with the additional funding obligations that are being retained in accordance with clause (a) above, and (d) any agency or similar fees associated with the rights and obligations of the agent(s) that are being retained in accordance with clause (b) above.

“Revaluation Event” means, with respect to any Collateral Asset as determined by the Administrative Agent, (i) a breach of any financial covenant (excluding leverage) (after giving effect to any grace or cure period allowed by the terms of the related Underlying Instruments); (ii) unless waived in writing by the Administrative Agent or by the Borrower to the extent that such a waiver by the Borrower does not constitute a Material Modification, (x) a breach of any financial reporting requirement with respect to such Collateral Asset as required by the related Underlying Instruments (with a grace period equal to the shorter of any applicable grace period thereunder and thirty (30) days) or (y) the related obligor fails to deliver to the applicable Loan Party or the Servicer any financial reporting information no less frequently than quarterly; (iii) a Material Modification of such Collateral Asset that is not previously approved by the Administrative Agent; provided that the Administrative Agent has determined that a change to the Assigned Value would be warranted as a result of such approval; (iv) the Net Senior Leverage Multiple with respect to such Collateral Asset becomes more than 0.75x higher than the Net Senior Leverage Multiple as calculated on the date the Administrative Agent delivered an Approval Notice with respect to such Collateral Asset and is greater than 3.50x; (v) with respect to any Qualifying Syndicated Loan, such Collateral Asset becomes a CCC Qualifying Syndicated Loan; or (vi) any other event agreed between the Administrative Agent and the Servicer as a “Revaluation Event,” as set forth on the related Approval Notice.

“Revolving Asset” means any Collateral Asset (other than a Delayed Draw Asset) that is a senior secured obligation (including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the obligor by the applicable Loan Party; provided that any such Collateral Asset will be a Revolving Asset only until all commitments by the applicable Loan Party to make advances to the obligor thereof expire, or are terminated, or are irrevocably reduced to zero.

“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate Outstanding Amount at such time of its Loans.

“S&P” means S&P Global Ratings, an S&P Global business, and any successor thereto.

“S&P Rating” means with respect to any Collateral Asset, as of any date of determination:

(a) if such Collateral Asset has a monitored rating expressly assigned to a debt obligation (or facility) or a monitored estimated rating expressly assigned to a debt obligation (or facility) by S&P, such rating;

(b) if the preceding clause does not apply and there is a monitored S&P long-term issuer credit rating of the issuer or of a guarantor of such Collateral Asset that unconditionally and irrevocably guarantees in writing the timely payment of principal and interest on such Collateral Asset (which form of guarantee shall comply with S&P then current criteria on guarantees), such long-term issuer credit rating of the issuer or guarantor, as applicable; and

(c) if none of the preceding clauses apply, such Collateral Asset will have no S&P Rating.

“Sale Agreement” means the Sale and Contribution Agreement dated as of even date herewith, among the Borrower and the Borrower Parent.

“Same Day Funds” means immediately available funds in the applicable Eligible Currency.

“Sanction(s)” means individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, or through any existing or future Executive Order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other governmental authorities where the Borrower is located or doing business.

“Sanctioned Person” means any Person that is a target of Sanctions, including without limitation, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state; (b) a Person that is a Sanctions target pursuant to any territorial or country-based Sanctions program; or (c) any Person owned 50% or greater by any such Person or Persons described in the foregoing clauses (a) and (b).

“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

~~“Second Amendment Closing Date” means January 25, 2024.~~

“Second Dispute Excess” means the portion of any Dispute Asset that, if such portion were not outstanding, the Net Senior Leverage Multiple (without giving effect to any Material Modifications of the type described in clause (g) of the definition thereof) with respect to such Dispute Asset would be less than 8.0x.

“Second Lien Bank Loan” means a Bank Loan that (i) is not (and by its terms is not permitted to become) subordinate in right of payment to any other debt for borrowed money incurred by the obligor of the Bank Loan, other than a First Lien Bank Loan (including following a default or liquidation as provided in the definition of “First Lien Bank Loan”) or Permitted Obligor Indebtedness and (ii) is secured by a valid and perfected security interest or lien on specified collateral whether or not there is also a lien of a higher or lower priority in additional collateral of such obligor and such collateral, together with any other pledged assets, having a value (as reasonably determined by the Servicer at the time of acquisition, which determination will not be questioned based on subsequent events) equal to or greater than the principal balance of the Bank Loan and any other senior or pari passu debt securing the obligor’s obligations under the Bank Loan, which security interest or lien is not subordinate to the security interest or lien securing any other debt for borrowed money other than a First Lien Bank Loan.

“Second Unused Amount” means, as of any date of determination, ~~an amount equal to the Aggregate Commitments minus~~ the greater of (a) ~~Total Outstanding~~zero and (b) ~~(x) prior~~an amount equal to the ~~six-month anniversary of the~~ “Second ~~Amendment Closing Date, 50% and (y) thereafter, 60% of the Aggregate Commitments.~~Unused Amount” as set forth in the following table:

Months after Fourth Amendment Closing Date	0-3	4-6	7 and Thereafter
Second Unused Amount	70% of the Aggregate Commitments minus the greater of (x) Total Outstandings and (y) 50% of the Aggregate Commitments	75% of the Aggregate Commitments minus the greater of (x) Total Outstandings and (y) 55% of the Aggregate Commitments	75% of the Aggregate Commitments minus the greater of (x) Total Outstandings and (y) 60% of the Aggregate Commitments

“Secured Parties” shall mean the Lenders, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary and the Administrative Agent.

“Securities Account”~~: The~~ has the meaning specified in Section 8-501(a) of the UCC.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Intermediary” means U.S. Bank National Association, solely in its capacity as securities intermediary under each Account Control Agreement, or any subsequent institution acceptable to the Administrative Agent at which the Accounts are kept.

“Securitization Take-Out” means a release of Collateral Assets and the Related Security with respect thereto from the Lien of this Agreement in connection with a refinancing (which may take the form of a sale) of such Collateral Assets by the Borrower Parent using an affiliated special-purpose entity.

“Securitization Take-Out Date” means the date on which a Securitization Take-Out occurs.

“Security Agreement” means the Security Agreement between the Administrative Agent and the Borrower, dated as of even date herewith (as amended, restated, extended, supplemented or otherwise modified in writing from time to time).

“SEK” means the lawful currency of Sweden.

“Servicer” has the meaning specified in the Preamble.

“Servicer Default” means the occurrence of one of the following events:

(a) any failure by the Servicer to deposit or credit, or to deliver for deposit, in the Collection Account, the Interest Collection Account, the Principal Collection Account or the Unfunded Exposure Account any amount required hereunder to be so deposited, credited or delivered or to make any required distributions therefrom, that shall continue unremedied for a period of two (2) Business Days (or five (5) Business Days if such failure is due to any administrative or technical issue that is beyond the Servicer’s reasonable control);

(b) failure on the part of the Servicer duly to observe or to perform in any respect any other covenant or agreement of the Servicer set forth in this Agreement which failure continues unremedied for a period of 30 days (if such failure can be remedied) after the date on which written notice of such failure shall have been given to the Servicer by the Borrower, the Collateral Administrator or the Administrative Agent;

(c) the occurrence of an Insolvency Event with respect to the Servicer;

(d) any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be false or incorrect as of the time when the same shall have been made or deemed made (i) which incorrect representation, warranty or statement has a material and adverse effect on (1) the validity, enforceability or collectability of this Agreement or any other Loan Document or (2) the rights and remedies of any Secured Party with respect to matters arising under this Agreement or any other Loan Document, and (ii) within 30 days after written notice thereof shall have been given to the Servicer by the Borrower, the Collateral Administrator or the Administrative Agent, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

(e) the occurrence of any Event of Default specified in Section 9.01(d), 9.01(k) or, on or after the Maturity Date, 9.01(a)(i)(A);

(f) the failure of the Servicer to make any payment when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party in an aggregate amount in excess of $10,000,000, individually or in the aggregate; or the occurrence of any event or condition that has resulted in or permits the acceleration of such recourse debt, whether or not waived;

(g) the rendering against the Servicer of one or more final, non-appealable judgments, decrees or orders for the payment of money not paid or fully covered by insurance in excess of $10,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution;

(h) a Change in Control with respect to the Servicer occurs; or

(i) a Regulatory Event occurs with respect to the Servicer.

“Servicing Fee” means with respect to any Payment Date, the fee payable to the Servicer for services rendered during the related Interest Period, which shall be equal to one-fourth of the product of (i) 0.50% multiplied by (ii) the average of the amounts of the aggregate outstanding principal balance of all of the Collateral Assets for each day of the related Interest Period, provided for the avoidance of doubt that the Servicer may waive the Servicing Fee payable to it on any Payment Date by notice to the Collateral Administrator and the Administrative Agent, which waiver shall be irrevocable following such Payment Date, and such waived Servicing Fee shall not be deferred or payable on any future Payment Date.

“Servicing Standard” means, with respect to any Collateral Assets, to service and administer such Collateral Assets on behalf of the Borrower and the Secured Parties in accordance with the Underlying Instruments and all customary and usual servicing practices which are consistent with: (i) the customary and usual servicing practices that a prudent loan investor or lender would use in servicing loans like the Collateral Assets for its own account, and (ii) the degree of care, skill, prudence and diligence with which the Servicer services and administers loans for its own account or for the account of its Affiliates having similar lending objectives and restrictions.

“SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth U.S. Government Securities Business Day preceding such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto.

“SOFR Adjustment” has the meaning specified in the Fee Letter.

“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.

“SONIA” means with respect to any applicable determination date the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment” has the meaning specified in the Fee Letter.

“Specified Deferrable Collateral Asset” means a Deferrable Collateral Asset that, pursuant to the terms of the related Underlying Instruments as of any applicable date of determination, permits either (x) more than 50% of the baseline spread (such baseline spread in effect as of such date of determination, and without taking into account any PIK premium) to be deferred or capitalized or (y) any accrued and unpaid interest to be deferred for more than 36 months after the Cut-Off Date of such asset.

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Special Purpose Entity Requirements” means the obligations of the Borrower and the Borrower GP to comply with the provisions set forth in Section 6.13(a).

“Specified Default” means (i) an Event of Default under Section 9.01(a), Section 9.01(b), Section 9.01(d), Section 9.01(g), Section 9.01(l) or Section 9.01(r), (ii) any event or condition that, with the giving of any notice, the passage of time, or both, would be an Event of Default under Section 9.01(a), Section 9.01(b), Section 9.01(d), Section 9.01(g), Section 9.01(l) or Section 9.01(r) or (iii) an Event of Default has occurred and the Administrative Agent has given notice of acceleration or exclusive control or has exercised any other remedies under Section 9.02.

“Specified Measurement Date” means each of the following, as applicable: (i) each Funding Date; (ii) the last day of the Availability Period; (iii) the date of any Securitization Take-Out; and (iv) the date of any Restricted Payment.

“Stale Participation” means any Bank Loan that is a Participation Interest as of any date that is more than 45 days (or, with respect to any Foreign Loan that is a Participation Interest, more than 60 days) and fewer than 91 days after the date of acquisition of such Participation Interest by the Borrower under the Sale Agreement or the Assignment Agreement, as applicable.

“Sterling,” “GBP” and “£” mean the lawful currency of the United Kingdom.

“Structured Finance Security” means any security that is primarily serviced by or linked to the cash flows of a pool of receivables or other financial assets, either fixed or revolving, plus any rights or other assets designed to assure the servicing or timely distributions of proceeds to the security holders, including without limitation any “synthetic CDO,” credit-linked note or similar credit-linked loan or obligation.

“Subject Assets” has the meaning specified in Section 5.30(a).

“Successor Rate” has the meaning specified in Section 3.03(b).

“Supported QFC” has the meaning specified in Section 11.23(a).

“Swap Contract” has the meaning specified in Section 11.23(c)(v).

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the Indebtedness of such Person (without regard to accounting treatment).

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.

“Tangible Net Worth” means, with respect to any Person, the consolidated net worth of such Person and its consolidated subsidiaries calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the intangible assets of such Person and its consolidated subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

“TARGET Day” means any day on which T2 is open for the settlement of payments in Euro.

“Tax Distribution” means distributions to the Borrower Parent (from the Collection Account or otherwise) to the extent required to allow the Borrower Parent to make sufficient distributions to qualify as a regulated investment company, and to otherwise eliminate federal or state income or excise taxes payable by the Borrower Parent in or with respect to any taxable year of the Borrower Parent (or any calendar year, as relevant); provided that the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Borrower Parent shall not exceed 110% of the amounts that the Borrower would have been required to distribute to the Borrower Parent to: (i) allow the Borrower to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Borrower’s liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Borrower had qualified to be taxed as a regulated investment company under the Code.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Third Unused Amount” means, as of any date of determination, an amount equal to the “Third Unused Amount” as set forth in the following table:

Months after Fourth Amendment Closing Date	0 - 3	4 and Thereafter
Third Unused Amount	100% of the Aggregate Commitments minus the greater of (x) Total Outstandings and (y) 70% of the Aggregate Commitments	100% of the Aggregate Commitments minus the greater of (x) Total Outstandings and (y) 75% of the Aggregate Commitments

“Threshold Amount” means, on any date of determination, the greater of (i) the Aggregate Adjusted Balance of all Eligible Collateral Assets and (ii) 1.5 multiplied by the Aggregate Commitments of the Lenders as shown on Schedule 2.01.

“Term SOFR” means a forward-looking term rate for SOFR, if any, identified by the SOFR Administrator as reflecting term-based quotations of SOFR that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion plus the SOFR Adjustment. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Term SOFR Availability Amendment” has the meaning set forth in Section 3.03(c).

“Total Outstandings” means the aggregate Outstanding Amount of all Loans.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Daily SOFR Loan, a Canadian Prime Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

“UCC” shall have the meaning specified in the Security Agreement.

“Underlying Instrument” means the loan agreement, credit agreement or other customary agreement pursuant to which a Collateral Asset has been created or issued and each other agreement that governs the terms of or secures the obligations represented by such Collateral Asset or of which the holders of such Collateral Asset are the beneficiaries.

“Unfunded Exposure Account” means a collective reference to the Securities Accounts created and maintained on the books and records of the Securities Intermediary identified as unfunded exposure accounts in the name of the applicable Loan Party and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.

“Unfunded Exposure Amount” means, on any date of determination, with respect to any Collateral Asset, the aggregate amount (without duplication) of all (i) unfunded commitments and (ii) all standby or contingent commitments associated with such Collateral Asset.

“Unfunded Exposure Equity Amount” means, on any date of determination, with respect to any Collateral Asset, an amount equal to (i) the Unfunded Exposure Amount with respect to such Collateral Asset, minus (ii) the product of (a) the Assigned Value of such Collateral Asset, (b) the Unfunded Exposure Amount with respect to such Collateral Asset and (c) the Advance Rate for such Collateral Asset.

“Unfunded Exposure Shortfall” has the meaning specified in Section 2.15(c).

“United States” and “U.S.” mean the United States of America.

“Unmatured Servicer Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Servicer Default.

“Unused Amount” means, collectively, the First Unused Amount and the Second Unused Amount.

“U.S. Government Securities Business Day” means any day, except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.23(a).

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(III).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Warranty Collateral Asset” has the meaning specified in Section 8.11(a).

“Weighted Average Advance Rate” means, on any date of determination with respect to all or a portion of the Eligible Collateral Assets, the number (expressed as a percentage) equal to the fraction (i) the numerator of which is the sum of the products of (a) the Advance Rate of each applicable Eligible Collateral Asset on such date multiplied by (b) the Aggregate Adjusted Balance of each applicable Eligible Collateral Asset, and (ii) the denominator of which is the Aggregate Adjusted Balance of all such Eligible Collateral Assets on such date.

“Withdrawal Conditions” has the meaning specified in Section 2.15(a).

“Withholding Agent” means the Borrower and the Administrative Agent.

Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vii) any use of the term “knowledge” or “actual knowledge” in this Agreement shall mean actual knowledge of a Responsible Officer of the Person to whom such knowledge is imputed or required and (viii) any use of “material” or “materially” or words of similar meaning in this Agreement shall mean material, as determined by the Administrative Agent in its reasonable discretion.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) Reference to any time means New York, New York time.

Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.05 Event of Default; Servicer Default. Any Event of Default or Servicer Default that has occurred shall be deemed to be continuing unless waived in accordance with the terms hereof, or the Administrative Agent otherwise agrees that such Event of Default or Servicer Default shall no longer be continuing.

Section 1.06 Measurement Dates. On each Measurement Date, the Borrower shall cause the Servicer to re-determine the status and “Asset Type”, for the purpose of determining the Advance Rate, of each Eligible Collateral Asset as of such calculation date and to provide notice of any change in the status of any Eligible Collateral Asset to the Collateral Administrator and, as a consequence thereof, (A) Collateral Assets that were previously Eligible Collateral Assets on a prior Measurement Date may be excluded from the Borrowing Base on such Measurement Date and (B) Collateral Assets that were previously excluded from the Borrowing Base on a prior Measurement Date may, upon becoming Eligible Collateral Assets again (including receipt of a related Approval Notice), be included in the Borrowing Base on such Measurement Date.

Section 1.07 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.08 Business Day Convention. Unless otherwise specified, in the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

Section 1.09 Currency Conversion. For purposes of (i) complying with any requirement of this Agreement stated in Dollars and (ii) calculating any ratio or other test set forth in this Agreement, the amount of any Collateral Asset or Loan denominated in an Alternative Currency shall be deemed to be the Dollar Equivalent of such amount of such Eligible Currency.

Section 1.10 Permitted Subsidiaries. Each Qualifying Asset held by any such Permitted Subsidiary shall be deemed to constitute a Collateral Asset or Equity Security, as applicable, for all purposes of this Agreement and each reference to Collateral, Collateral Assets and Equity Securities herein shall be construed accordingly.

Section 1.11 [Reserved].

Section 1.12 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “SOFR”, “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes.

Section 1.13 Approval Notices. If requested by the Borrower (or the Servicer on its behalf), the Administrative Agent may amend any Approval Notice with respect to a Collateral Asset in its sole discretion.

ARTICLE II

THE COMMITMENTS AND BORROWINGS

Section 2.01 Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Loan”) to the Borrower in each Eligible Currency from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.03, and reborrow under this Section 2.01. Loans may be Base Rate Loans, Daily SOFR Loans, Alternative Currency Daily Rate Loans or Alternative Currency Term Rate Loans, as further provided herein.

Section 2.02 Borrowings and Conversions of Loans. (a) Each Borrowing and each conversion of Loans from one Type to the other shall be made upon the Borrower’s irrevocable notice to the Administrative Agent and Collateral Administrator, which may be given in writing, including via email; provided that, any such notice which is conditioned upon the effectiveness of other transactions may be revoked or delayed by the Borrower (by notice to the Administrative Agent and the Collateral Administrator not later than 1:00 p.m. on the Business Day before such Loan was scheduled to be funded) if such other transactions fail to become effective (and, for the avoidance of doubt, the Borrower shall be liable for any amounts required under Section 3.05 or other reasonable and documented out-of-pocket costs incurred by the Administrative Agent or any Lender in connection with such revocation or delay); provided further that no Borrowing of, or conversion to, a Canadian Prime Rate Loan shall be permitted other than as required pursuant to Section 3.03(d)(i). Each such notice must be received by the Administrative Agent and the Collateral Administrator not later than 12:00 noon (x) in the case of Daily SOFR Loans, on the Business Day prior to the requested date of any Borrowing of, or conversion to Daily SOFR Loans denominated in Dollars or of any conversion of Daily SOFR Loans denominated in Dollars to Base Rate Loans, (y) in the case of Alternative Currency Loans, three Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation and (z) on the Business Day requested for any Borrowing of Base Rate Loans. Each written notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, or conversion to, Daily SOFR Loans and each Borrowing of, conversion to or continuation of Alternative Currency Loans shall be in a principal amount of the lesser of (x)(i) in the case of USD-denominated Loans, $500,000 or a whole multiple of $100,000 in excess thereof, (ii) in the case of EUR-denominated Loans, €400,000 or a whole multiple of €100,000 in excess thereof, (iii) in the case of GBP-denominated Loans, £350,000 or a whole multiple of £75,000 in excess thereof, (iv) in the case of CAD-denominated Loans, CAD625,000 or a whole multiple of CAD125,000 in excess thereof, (v) in the case of AUD-denominated Loans, AUD650,000 or a whole multiple of AUD130,000 in excess thereof, (vi) in the case of DKK-denominated Loans, DKK3,000,000 or a whole multiple of DKK600,000 in excess thereof, (vii) in the case of NOK-denominated Loans, NOK4,000,000 or a whole multiple of NOK775,000 in excess thereof, (viii) in the case of SEK-denominated Loans, SEK4,000,000 or a whole multiple of SEK850,000 in excess thereof or (ix) in the case of NZD-denominated Loans, NZD650,000 or a whole multiple of NZD130,000 in excess thereof (or, in the case of any Loan denominated in an Eligible Currency other than USD, such lesser amount such that no Alternate Currency Par Balance Shortfall exists or would result therefrom) or (y) in the amount of the unused portion of the Commitments. Each Borrowing of, or conversion to, Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or in the amount of the unused portion of the Commitments (or, in the case of any Borrowing to be applied to fund any draw under a Revolving Asset or Delayed Draw Asset, such other amount as may be required to fund such draw). Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing or a conversion of Loans from one Type to the other, (ii) the requested date of the Borrowing or conversion, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed or converted, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) the requested Eligible Currency in which such Loan is to be made and (vi) with respect to any Revolving Asset or Delayed Draw Asset, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of any Collateral Asset(s) pursuant to Section 2.15. If the Borrower fails to specify a Type of Loan in a Loan Notice, then the applicable Loans shall be made as Alternative Currency Term Rate Loans or Alternative Currency Daily Rate Loans, as applicable (in the case of any Loans denominated in an Alternative Currency) or Daily SOFR Loans (in the case of any Loans denominated in Dollars), as applicable.

(b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Borrowing, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

(c) Except as otherwise provided herein, an Alternative Currency Term Rate Loan may be converted only on the last day of an Interest Period unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, no Loans may be converted to Daily SOFR Loans or Alternative Currency Daily Rate Loans or converted to or continued as Alternative Currency Term Rate Loans, as applicable, without the consent of the Required Lenders.

(d) [Reserved].

(e) Notwithstanding anything to the contrary herein, (i) on the last day of the Availability Period, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Borrower shall request a Borrowing to be deposited into the Unfunded Exposure Account in the amount of the Aggregate Unfunded Exposure Loan Amount and (ii) upon the occurrence of an Event of Default, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Borrower shall request a Loan to be deposited into the Unfunded Exposure Account in the amount of such shortfall (the “Exposure Amount Shortfall”). Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans and the Lenders shall fund such Aggregate Unfunded Exposure Loan Amount or Exposure Amount Shortfall, as applicable, in accordance with Section 2.02(b), notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 4.02), except that no Lender shall make any Loan to the extent that, after giving effect to such Loan, the Total Outstandings would exceed the Borrowing Base.

Section 2.03 Prepayments. (a) The Borrower may, upon notice to the Administrative Agent (with a copy to the Collateral Administrator), at any time or from time to time voluntarily prepay Loans, in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon (x) one Business Day prior to any date of prepayment of Daily SOFR Loans denominated in Dollars, (y) two Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of any Alternative Currency Loans and (z) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Daily SOFR Loans or Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $500,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof (other than any such prepayment which is funded solely with proceeds from the repayment of a Revolving Asset) and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (other than any such prepayment which is funded solely with proceeds from the repayment of a Revolving Asset) or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall be irrevocable and specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Subject to Section 2.12, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. Notwithstanding anything herein to the contrary, the Borrower may rescind any such notice not later than 1:00 p.m. on the Business Day before such prepayment was scheduled to take place if such prepayment would have resulted from a refinancing of the Loans, which refinancing will not be consummated or will otherwise be delayed.

(b) If the Administrative Agent notifies the Borrower at any time that:

(i) a Borrowing Base Deficiency exists at such time, then the Borrower shall (i) give notice to the Administrative Agent and Lenders (with a copy to the Collateral Administrator) of its intent to cure any Borrowing Base Deficiency by 3:00 p.m. on the Business Day following the delivery of notice via electronic mail or facsimile to the Borrower of the Borrowing Base Deficiency (unless Borrower has actually cured such Borrowing Base Deficiency by such time) and (ii) either (A) cure any Borrowing Base Deficiency by 3:00 p.m. on the second Business Day following the delivery of such notice by repaying outstanding Loans, selling Collateral Assets and depositing the proceeds of such sale into the Collection Account or Unfunded Exposure Account, as applicable, or transferring additional Eligible Collateral Assets, Cash or Cash Equivalents to the Collection Account so that the Borrowing Base Deficiency Amount will be reduced to zero or (B)(I) deliver to the Administrative Agent by 3:00 p.m. on the second (2nd) Business Day following the delivery of such notice a written report showing a projected cure of any Borrowing Base Deficiency based on (x) actions described in clause (A), if any, (y) delivery of an Equity Cure Notice, and (z) pending purchases and sales of Collateral Assets, which report shall (1) be reasonably satisfactory to the Administrative Agent, (2) give effect to all committed purchases of Collateral Assets and other financial assets by the Borrower and account in a manner satisfactory to the Administrative Agent for any change in the market value of any such Collateral Asset and (3) give effect to sales of Collateral Assets (including sales committed to on the date of such report) only if such sales are to Approved Dealers and Borrower reasonably expects such sales to be settled within 30 days of the Borrower’s commitment to such sale and (II) cure such Borrowing Base Deficiency by such date as specified in such report and agreed to by the Administrative Agent; or

(ii) if the Administrative Agent notifies the Borrower at any time that an Alternate Currency Par Balance Shortfall exists, the Borrower shall convert Loans in such Eligible Currency to any other Eligible Currency (provided that, after giving effect to such conversion no Borrowing Base Deficiency would exist and the Loans in any such Eligible Currency other than USD would not exceed the applicable Currency Par Balance) in an amount necessary to cause the outstanding amount of the Loans in such Eligible Currency (for the avoidance of doubt, other than USD) to be less than or equal to the applicable Currency Par Balance by notice to the Administrative Agent, the Lenders, the Collateral Administrator and the Collateral Custodian by 3:00 p.m. on the third Business Day following the delivery of notice via electronic mail or facsimile to the Borrower of such excess (unless Borrower has actually eliminated such excess by such time), which conversion shall be deemed to be a repayment of the Loans in such Eligible Currency and a Loan in such other Eligible Currency notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 4.02); provided that, if the Borrower fails to provide such notice prior to the deadline specified herein, the Administrative Agent may convert Loans in such Eligible Currency in accordance with this Section 2.03(b)(ii).

(c) All accrued and unpaid interest, amounts owing under Section 2.06 and, in the case of any Daily SOFR Loan and any Alternative Currency Loan, any additional amounts required pursuant to Section 3.05, in respect of any amount of any Loan prepaid hereunder shall be due and payable on the next succeeding Payment Date following the first Determination Date to occur on or after the date of such prepayment.

Section 2.04 Termination or Reduction of Commitments; Increase in Commitments. The Borrower may, at its discretion on any date, upon written notice to the Administrative Agent (with a copy to the Collateral Administrator), terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of at least $500,000 (other than any such reduction which is funded solely with proceeds from the repayment of a Revolving Asset) or, if less, the entire Aggregate Commitments and (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. Notwithstanding anything herein to the contrary, the Borrower may rescind any such notice not later than 1:00 p.m. on the Business Day before such termination was scheduled to take place if such termination would have resulted from a refinancing of the Commitments, which refinancing will not be consummated or will otherwise be delayed.

Section 2.05 Repayment of Loans. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Loans made to the Borrower outstanding on such date and shall repay Loans as provided in Section 2.04.

Section 2.06 Interest. (a) Subject to the provisions of subsection (b) below, each Loan shall bear interest on the Outstanding Amount (in the applicable Eligible Currency) thereof from the applicable Funding Date at a rate per annum equal to the applicable Interest Rate.

(b) (i) If any amount of principal of any Loan is not paid when due (after giving effect to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (after giving effect to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the written request of the Required Lenders, such overdue amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and shall continue to bear interest at such rate until but excluding the date on which such Event of Default is cured or waived.

(iii) Upon the request of the Required Lenders, while any Event of Default exists (other than as set forth in clauses (b)(i) and (b)(ii) above), the principal amount of all outstanding Obligations hereunder shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon written demand.

(c) Interest on each Loan shall be due and payable in arrears on each Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 2.07 Fees.

(a) Commitment Fee. Subject to Section 2.12(a)(iii), the Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee (a “Commitment Fee”) in Dollars equal to the sum of (i)(A) the actual daily First Unused Amount times (B) the applicable Commitment Fee Rate ~~and~~, (ii)(A) the actual daily Second Unused Amount times (B) the applicable Commitment Fee Rate and (iii)(A) the actual daily Third Unused Amount times (B) the applicable Commitment Fee Rate. The ~~commitment fee~~Commitment Fee shall accrue from and including the Closing Date to and including the last day of the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable in arrears on each Payment Date. The ~~commitment fee~~Commitment Fee shall be calculated quarterly in arrears and if there is any change in the Commitment Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Commitment Fee Rate separately for each period during such quarter that such Commitment Fee Rate was in effect.

(b) Make-Whole Fee. Subject to Section 2.12(a)(iii), if the Aggregate Commitments are terminated in whole or in part pursuant to Section 2.04 prior to the Make-Whole Date, then Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a fee (a “Make-Whole Fee”) equal to the amount in Dollars of the product of (i) the Aggregate Commitments (or terminated portion thereof) multiplied by (ii) the ~~applicable~~ Make-Whole Percentage.

(c) Other Fees.

(i) The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letter (“Agent Fees”). Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii) The Borrower shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

Section 2.08 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Daily SOFR) and for Loans denominated in Alternative Currencies shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest, including those with respect to Daily SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Interest shall be determined by the Administrative Agent and each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.09 Evidence of Debt. The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business in accordance with its usual practice. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Borrowings made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the written request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

Section 2.10 Payments Generally; Administrative Agent’s Clawback.

(a) General. Except as otherwise provided in this Agreement, all payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. All payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in the applicable Eligible Currency and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent may require that any payments due under this Agreement be made in the United States. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall in each case be deemed received on the next following Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that this sentence shall not apply to payments made on the Maturity Date without giving effect to the proviso in the definition of such term.

(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Daily SOFR Loans or Alternative Currency Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower (so long as the applicable Lender is not Bank of America or an Affiliate thereof) severally agree to pay to the Administrative Agent forthwith on written demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans, or in the case of Alternative Currencies, in accordance with such market practice, in each case, as applicable. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.

With respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed) (in which case the Rescindable Amount shall be limited solely to the extent of such excess); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this Section 2.10(b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.04(d) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(d) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make any Loan, to purchase its participation or to make its payment under Section 11.04(d).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

Section 2.11 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to the Borrower (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower’s rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Section 2.12 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists and is continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists or is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.07(a) or 2.07(b) for any period during which that Lender is a Defaulting Lender and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender.

(b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify in writing the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.13 Distributions. (a) On each Payment Date, the Collateral Administrator shall distribute from the Collection Account, in accordance with the applicable Monthly Report prepared by the Collateral Administrator and approved by the Administrative Agent pursuant to Section 12.04, the portion of the Amount Available consisting of Interest Collections for such Payment Date in the following order of priority:

(i) to the payment of Taxes and governmental fees owing by or in respect of the Borrower, if any, which expenses shall not exceed $50,000 for the trailing three-month period;

(ii) to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary, any accrued and unpaid Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses for the related Interest Period, which expenses shall not exceed the sum of (1) 0.025% of the Dollar Equivalent of the aggregate principal balance of the Collateral Assets plus (2) $100,000 for any rolling 12-month period;

(iii) to the payment of (1) any Other Administrative Expenses then due, which expenses shall not exceed $50,000 for any rolling 12-month period and (2) to the Servicer, any accrued and unpaid Servicing Fee for the related Interest Period, unless the Servicer has waived such Servicing Fee by notice to the Collateral Administrator;

(iv) to the Arranger and the Administrative Agent, in an amount equal to any accrued and unpaid Agent Fees;

(v) pro rata to each Lender, in an amount equal to any accrued and unpaid interest on the Loans made by such Lender and any accrued and unpaid Commitment Fee (such Commitment Fee to be allocated based on the Unused Amount of each Lender);

(vi) to the Lenders pro rata in accordance with each Lender’s Outstanding Amount, in the amount necessary to cure any Borrowing Base Deficiency;

(vii) to any Affected Persons, any Increased Costs then due and owing;

(viii) pro rata to each Lender, in an amount equal to (x) any accrued and unpaid Make-Whole Fee and (y) if the Commitments have been terminated in whole pursuant to Section 2.04, the Total Outstandings;

(ix) to the extent not previously paid by or on behalf of the Borrower, to each Indemnitee, any Indemnified Amounts then due and owing to each such Indemnitee;

(x) to the extent not previously paid pursuant to Section 2.13(a)(ii) above, to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary, any Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses due to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary;

(xi) (i) first, to the payment of any Taxes or governmental fees owing by or in respect of the Borrower to the extent not paid pursuant to Section 2.13(a)(i) above, and then (ii) second, to pay any other amounts due under this Agreement and the other Loan Documents and not previously paid pursuant to this Section 2.13(a); and

(xii) (x) if a Default has occurred and is continuing, to remain in the Interest Collection Account as Interest Collections or (y) otherwise, the remaining Amount Available constituting Interest Collections to the Borrower.

(b) On each Payment Date, the Collateral Administrator shall distribute from the Collection Account, in accordance with the applicable Monthly Report prepared by the Collateral Administrator and approved by the Administrative Agent pursuant to Section 12.04, the portion of the Amount Available consisting of Principal Collections for such Payment Date in the following order of priority:

(i) (x) if such Payment Date is an Interim Payment Date, if in the Servicer’s good faith estimation an amount at least equal to the amount required to make the payments set forth in Section 2.13(a)(i) through (vi) on the next Payment Date is not then on deposit in the Interest Collection Account or shall not be on deposit in the Interest Collection Account on the next Payment Date, the amount of such deficiency shall be retained in the Principal Collection Account and (y) if such Payment Date is not an Interim Payment Date, to the extent not previously paid pursuant to Section 2.13(a)(i) through (vi), to the payment of such amounts, in the amount and order of priority set forth in Section 2.13(a);

(ii) after the end of the Availability Period, to the Lenders pro rata to repay the Total Outstandings;

(iii) (x) if such Payment Date is an Interim Payment Date, if in the Servicer’s good faith estimation an amount at least equal to the amount required to make the payments set forth in Section 2.13(a)(i) through (xi) on the next Payment Date is not then on deposit in the Interest Collection Account or shall not be on deposit in the Interest Collection Account on the next Payment Date, the amount of such deficiency, to the extent not already reserved under clause (i) above, shall be retained in the Principal Collection Account, and (y) if such Payment Date is not an Interim Payment Date, to the extent not previously paid pursuant to Section 2.13(a)(vii) through (xi), to the payment of such amounts, in the amount and order of priority set forth in Section 2.13(a);

(iv) during the Availability Period, at the discretion of the Servicer, to fund the Unfunded Exposure Account in an amount necessary to cause all amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Equity Amount, or (y) after the Availability Period, to fund the Unfunded Exposure Account in an amount necessary to cause the amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Amount;

(v) during the Availability Period, (x) to the Borrower or otherwise at the Servicer’s direction so long as (A) no Default, Event of Default, Unmatured Servicer Default or Servicer Default shall have occurred and be continuing and (B) no Borrowing Base Deficiency exists and (y) otherwise, to remain in the Principal Collection Account as Principal Collections; and

(vi) after the end of the Availability Period, the remaining Amount Available to the Borrower.

(c) On each Payment Date following the occurrence of and during the continuation of an Event of Default, the Collateral Administrator shall distribute from the Collection Account, as directed by the Administrative Agent, the Amount Available for such Payment Date in the following order of priority:

(i) to the payment of Taxes and governmental fees owing by or in respect of the Borrower, if any, which expenses shall not exceed $50,000 for the trailing three-month period;

(ii) to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary, any accrued and unpaid Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses for the related Interest Period, which expenses shall not exceed the sum of (1) 0.025% of the Dollar Equivalent of the aggregate principal balance of the Collateral Assets plus (2) $100,000 for any rolling 12-month period;

(iii) to the payment of (1) any Other Administrative Expenses then due, which expenses shall not exceed $50,000 for any rolling 12-month period and (2) to the Servicer, any accrued and unpaid Servicing Fee for the related Interest Period, unless the Servicer has waived such Servicing Fee by notice to the Collateral Administrator;

(iv) to the Arranger and the Administrative Agent, in an amount equal to any accrued and unpaid Agent Fees;

(v) pro rata to each Lender, in an amount equal to any accrued and unpaid interest on the Loans made by such Lender and any accrued and unpaid Commitment Fee (such Commitment Fee to be allocated based on the Unused Amount of each Lender);

(vi) to any Affected Persons, any Increased Costs then due and owing;

(vii) to the extent not previously paid by or on behalf of the Borrower, to each Indemnitee, any Indemnified Amounts then due and owing to each such Indemnitee;

(viii) to fund the Unfunded Exposure Account in an amount necessary to cause the amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Amount;

(ix) pro rata to each Lender, in an amount equal to (x) any accrued and unpaid Make-Whole Fee and (y) the Total Outstandings;

(x) to the extent not previously paid pursuant to Section 2.13(c)(ii) above, to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary, any accrued and unpaid Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses due to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary;

(xi) (i) first, to the payment of any Taxes or governmental fees owing by or in respect of the Borrower to the extent not paid pursuant to Section 2.13(c)(i) above, and then (ii) second, to pay any other amounts due under this Agreement and the other Loan Documents and not previously paid pursuant to this Section 2.13(c); and

(xii) the remaining Amount Available to the Borrower.

(d) The Servicer shall instruct the Collateral Administrator, on the Determination Date immediately preceding each Payment Date, to (i) transfer all amounts on deposit in any Permitted Subsidiary Account to the applicable Collection Account and (ii) convert amounts on deposit in the Collection Account into Dollars (pro rata based on available amounts from each other Eligible Currency, unless otherwise directed in writing by the Servicer) to the extent necessary to make payments pursuant to this Section 2.13 (as determined by the Servicer using the Applicable Exchange Rate).

(e) Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, on any Business Day, the Borrower may, with the consent of the Administrative Agent in its reasonable discretion, direct the Collateral Administrator to apply amounts on deposit in the Collection Account to pay taxes and governmental fees, Other Administrative Expenses, Increased Costs and Indemnified Amounts, so long as an amount at least equal to the amount required to make the payments required by each of items with priority higher than such taxes or governmental fees, Other Administrative Expenses, Increased Costs or Indemnified Amounts, as applicable, on the next Payment Date remains in the applicable Collection Account after such application.

Section 2.14 Reinvestments. During the Availability Period, the Borrower may withdraw from the Collection Account any Principal Collections and apply such Principal Collections to (A) prepay the Total Outstandings in accordance with Section 2.03 or (B) acquire additional Collateral Assets (each such reinvestment of Principal Collections, a “Reinvestment”), subject to the following conditions:

(a) the Borrower shall have given written notice to the Collateral Administrator, the Administrative Agent and each Lender of the proposed Reinvestment, which notice shall be delivered at or prior to 1:00 p.m. on the Business Day prior to the proposed date of such Reinvestment (the “Reinvestment Date”). Such notice (the “Reinvestment Request”) shall be in the form of Exhibit I and shall include (among other things) the proposed Reinvestment Date, the amount of such proposed Reinvestment, the related Obligor Information and a Collateral Asset Schedule setting forth the information required therein with respect to the Collateral Assets to be acquired by the Borrower on the Reinvestment Date (if applicable);

(b) each condition precedent set forth in Section 4.02 shall be satisfied; and

(c) any Reinvestment Request given by the Borrower pursuant to this Section 2.14, shall be irrevocable and binding on the Borrower; provided that the Borrower may rescind any such Reinvestment Request at any time prior to the Reinvestment if such Reinvestment was to settle the purchase of any Collateral Asset, which settlement will not be consummated or will otherwise be delayed.

Subject to the Collateral Administrator’s receipt of an certificate of a Responsible Officer of the Servicer as to the satisfaction of the conditions precedent set forth in Section 4.02 and this Section 2.14, the Borrower (or the Servicer on its behalf) may direct the release of funds from the Collection Account to the Borrower in an amount not to exceed the lesser of (A) the amount requested by the Borrower and (B) the amount of Collections on deposit in the Collection Account.

Section 2.15 Unfunded Exposure Account. (a) Amounts on deposit in the Unfunded Exposure Account may be withdrawn by the Borrower to fund any draw requests of the relevant obligors under any Revolving Asset or Delayed Draw Asset or to make a deposit into the Principal Collection Account. Any such withdrawal to make a deposit into the Principal Collection Account following the occurrence and during the continuation of an Event of Default or following the end of the Availability Period will be subject to the following conditions (the “Withdrawal Conditions”):

(i) after giving effect to such withdrawal, no Borrowing Base Deficiency or Alternate Currency Par Balance Shortfall exists; and

(ii) after giving effect to such withdrawal, the aggregate amount on deposit in the Unfunded Exposure Account is equal to or greater than the aggregate Required Funding Amount with respect to all Collateral Assets included in the Collateral.

(b) Any draw request made by an obligor under a Revolving Asset or Delayed Draw Asset, along with wiring instructions for the applicable obligor, shall be forwarded by the Borrower to the Collateral Administrator (with a copy to the Administrative Agent) along with an instruction to the Collateral Administrator to withdraw the applicable amount from the Unfunded Exposure Account and a certification that the conditions to fund such draw are satisfied (which certification shall be deemed to be provided upon such instruction), and the Collateral Administrator shall fund such draw request (or cause such draw request to be funded) in accordance with such instructions from the Borrower.

(c) If any Loan Party shall receive any Principal Collections from an obligor with respect to a Revolving Asset following the occurrence and during the continuation of an Event of Default or following the end of the Availability Period and, as of the date of such receipt (and after taking into account such repayment), the aggregate amount on deposit in the Unfunded Exposure Account is less than the aggregate Required Funding Amount with respect to all Loans included in the Collateral (the amount of such shortfall, in each case, the “Unfunded Exposure Shortfall”), such amount shall be deposited into the applicable Unfunded Exposure Account (or if there is no Unfunded Exposure Account in the name of such Loan Party, the Servicer shall either cause such an Unfunded Exposure Account to be opened or direct the Collateral Administrator to deposit such amount into the Unfunded Exposure Account at the Borrower) an amount of such Principal Collections equal to the lesser of (i) the aggregate amount of such Principal Collections and (ii) the Unfunded Exposure Shortfall.

Section 2.16 Securitization Take-Outs. (a) On any Business Day, the Borrower shall have the right to prepay all or a portion of the Loans then outstanding and require the Administrative Agent to release its security interest and Lien on the related Collateral Assets and Related Security in connection with a Securitization Take-Out, subject to the following terms and conditions:

(i) the Borrower shall have given the Administrative Agent at least three (3) Business Days’ prior written notice of its intent to effect a Securitization Take-Out and shall provide the Administrative Agent with all information reasonably required by it to release the related Lien;

(ii) unless a Securitization Take-Out is to be effected on a Payment Date (in which case the relevant calculations with respect to such Securitization Take-Out shall be reflected on the applicable Monthly Report), the Servicer shall deliver to the Administrative Agent an updated Borrowing Base Certificate, together with evidence to the reasonable satisfaction of the Administrative Agent that the Borrower shall have sufficient funds on the related Securitization Take-Out Date to effect such Securitization Take-Out in accordance with this Agreement, which funds may come from the proceeds of sales of the Collateral Assets and Related Security in connection with such Securitization Take-Out;

(iii) on the related Securitization Take-Out Date, the Borrower shall provide a certificate to the Administrative Agent representing that, on a pro forma basis after giving effect to such Securitization Take-Out, (w) there will be sufficient proceeds in the Collection Account for all payments to be made pursuant to Sections 2.13(a) and (b) (other than clauses (a)(xii), (b)(v) and (b)(vi) thereof) on the next Payment Date (or on such date, if such Securitization Take-Out Date is a Payment Date), (x) no Default or Event of Default shall have occurred and be continuing and (y) no Borrowing Base Deficiency or Alternate Currency Par Balance Shortfall exists; and

(iv) on the date of such Securitization Take-Out, all proceeds payable to the Borrower from such Securitization Take-Out (net of reasonable expenses incurred in connection with such Securitization Take-Out) (x) will be deposited directly into the Collection Account and (y) with respect to any sold Collateral Asset, will be in the same Eligible Currency as such Collateral Asset.

(b) In connection with any Securitization Take-Out, following deposit of the net proceeds from such Securitization Take-Out into the Collection Account, the Administrative Agent shall be deemed to release and transfer to the Borrower without recourse, representation or warranty all of the right, title and interest of the Administrative Agent for the benefit of the Secured Parties in, to and under such Collateral Asset(s) and related Collateral subject to such Securitization Take-Out and such portion of the Collateral subject to such Securitization Take-Out shall be released from the Lien of the Security Agreement.

(c) The Borrower hereby agrees to pay the reasonable and documented outside counsel legal fees and out-of-pocket expenses of one counsel in each applicable jurisdiction for each of the Administrative Agent and the Collateral Administrator in connection with any Securitization Take-Out (including, but not limited to, reasonable and documented out-of-pocket expenses incurred in connection with the release of the Lien of the Administrative Agent, on behalf of the Secured Parties, in the Collateral in connection with such Securitization Take-Out).

(d) In connection with any Securitization Take-Out, the Administrative Agent shall, at the sole expense of the Borrower, execute such instruments of release with respect to the portion of the Collateral subject to such Securitization Take-Out to the Borrower, in recordable form if necessary, as the Borrower may reasonably request.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law and if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after written demand therefor, for (x) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (y) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any source against any amount due to the Administrative Agent under this clause (d).

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority pursuant to this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Status of Lenders.

(i) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (B) or (D)) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(ii) Without limiting the generality of the foregoing,

(A) any Recipient that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Recipient becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding Tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN (which for all purposes of this Agreement shall include an IRS Form W-8BEN-E where applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II) executed copies of IRS Form W-8ECI;

(III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower Parent within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(IV) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the written request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to a Relevant Rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to determine or charge interest rates based upon a Relevant Rate or to purchase or sell, or to take deposits of, any Alternative Currency in the applicable interbank market, then, on written notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or maintain Alternative Currency Loans in the affected currency or currencies or, in the case of Loans denominated in Dollars, to make or maintain Daily SOFR Loans or to convert Base Rate Loans to Daily SOFR Loans shall be, in each case, suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Daily SOFR Component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Daily SOFR Component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon written demand from such Lender (with a copy to the Administrative Agent), at the Borrower’s option either prepay all Daily SOFR Loans or Alternative Currency Loans, as applicable, in the affected currency or currencies or, convert all such Loans to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Daily SOFR Component of the Base Rate), in each case, immediately, or, in the case of Alternative Currency Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Alternative Currency Term Rate Loans to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Daily SOFR Component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

Section 3.03 Inability to Determine Rates; Availability of Term SOFR. (a) If in connection with any request for a Daily SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Daily SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate for the applicable Eligible Currency has been determined in accordance with Section 3.03(b) or Section 3.03(d) and the circumstances under clause (i) of Section 3.03(b) or Section 3.03(d) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Eligible Currency for any determination date(s) or Interest Period, as applicable, with respect to a proposed Daily SOFR Loan or an Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Eligible Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, or to convert Base Rate Loans to Daily SOFR Loans, as applicable, shall be suspended in each case to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Daily SOFR Component of the Base Rate, the utilization of the Daily SOFR Component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice, such revocation to occur promptly upon cessation of events giving rise to such conditions described above.

Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to Daily SOFR Loans, or Borrowing of, or continuation of Alternative Currency Loans to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein (which, in the event that such notice relates to Daily SOFR, will be Base Rate Loans) and (ii)(A) in the event that such notice relates to Daily SOFR, any outstanding Daily SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately and (B) in the event that such notice relates to the Relevant Rate for any Alternative Currency, any outstanding affected Loans denominated in such Alternative Currency, at the Borrower’s election, shall at the Borrower’s option either (1) be converted into a Borrowing of Daily SOFR Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Borrower shall be deemed to have elected clause (1) above.

(b) Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines in consultation with the Borrower (or, with respect to clause (iii), with the consent of the Borrower) (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (in the case of the Required Lenders, in consultation with the Borrower (or, with respect to clause (iii), with the consent of the Borrower)) that the Borrower or Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Eligible Currency (other than CAD) because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Eligible Currency (other than CAD) (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Eligible Currency (other than CAD), or shall or will otherwise cease; provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Eligible Currency (other than CAD) (the latest date on which all tenors of the Relevant Rate for such Eligible Currency (other than CAD) (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

(iii) syndicated loans currently being executed and agented in the U.S., are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Eligible Currency (other than CAD);

or if the events or circumstances of the type described in Section 3.03(b)(i), (ii) or (iii) have occurred with respect to the Relevant Rate or any Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Eligible Currency (other than CAD) or any then current Successor Rate for an Eligible Currency (other than CAD) in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Eligible Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Eligible Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender (with a copy to the Collateral Administrator) of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent the Administrative Agent decides in consultation with the Borrower that such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent in consultation with the Borrower.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, unless the Borrower has objected thereto within five (5) days of receipt of notice from the Administrative Agent of such proposed changes based on its reasonable determination that such changes materially and adversely affect the interests of the Borrower (accompanied by a written explanation of the basis for such determination), in which case the consent of the Borrower to such Conforming Changes shall be required; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders (with a copy to the Collateral Administrator) reasonably promptly after such amendment becomes effective.

(c) Term SOFR Availability Amendment. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Daily SOFR is the then-current benchmark for Loans denominated in U.S. Dollars, and the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent and the Administrative Agent notifies the Borrower and each Lender of such availability, the Administrative Agent and the Borrower may amend this Agreement (any such amendment, a “Term SOFR Availability Amendment”) to provide for the availability of Dollar-denominated Loans hereunder as Term SOFR Loans in a form reasonably acceptable to the Administrative Agent and the Borrower, including any applicable Conforming Changes. Such amendment shall become effective no less than thirty (30) days after the date of such notice.

(d) Replacement of Relevant Rate or Canadian Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document:

(i) Replacing Canadian Benchmarks. Upon the occurrence of a Canadian Benchmark Transition Event, the Canadian Benchmark Replacement will replace the then-current Canadian Benchmark for all purposes hereunder and under any Loan Document in respect of any Canadian Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Canadian Benchmark Replacement is provided to the Lenders (with a copy to the Collateral Administrator) without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Canadian Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Canadian Benchmark has permanently or indefinitely ceased to provide such Canadian Benchmark or such Canadian Benchmark has been announced by the administrator or the regulatory supervisor for the administrator of such Canadian Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Canadian Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of Loans denominated in CAD to be made, converted or continued that would bear interest by reference to such Canadian Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Canadian Benchmark Replacement has replaced such Canadian Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Canadian Prime Rate Loans. During the period referenced in the foregoing sentence, the component of Canadian Prime Rate based upon the Benchmark will not be used in any determination of Canadian Prime Rate.

(ii) At any time (including in connection with the implementation of a Canadian Benchmark Replacement), if the then-current Canadian Benchmark is a term rate, then (i) the Administrative Agent may, in consultation with the Borrower, remove any tenor of such Canadian Benchmark that is unavailable or non-representative for Canadian Benchmark (including Canadian Benchmark Replacement) settings and (ii) the Administrative Agent may, in consultation with the Borrower, reinstate any such previously removed tenor for Canadian Benchmark (including Canadian Benchmark Replacement) settings.

Section 3.04 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e), other than as set forth below);

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender (A) solely in the case of Loans in an Eligible Currency with respect to which the Relevant Rate is determined by reference to an interbank market, any applicable interbank market or (B) any other condition, cost or expense (other than Taxes), in either case affecting this Agreement, Daily SOFR Loans made by such Lender or Alternative Currency Loans made by such Lender or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon the written request of such Lender (such Lender, an “Affected Person”), the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided that such amount or amounts shall be no greater than that which such Lender is generally claiming from its other borrowers similarly situated to Borrower, as reasonably evidenced to the Borrower at the time such amount is requested. Notwithstanding anything to the contrary in this Section 3.04, the Borrower shall not be required to compensate any Lender pursuant to this Section 3.04 for any amounts incurred more than 90 days prior to the date that such Lender notifies the Borrower of such Affected Person’s intention to claim compensation therefor; except that if the event giving rise to such request for compensation is retroactive, then such 90 day period will be extended to include the period of the retroactive effect thereof.

(b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time, upon the written request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and the calculation thereof delivered to the Borrower shall be conclusive absent manifest error and shall certify as to compliance with subsection (d) below. The Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof) and provided, further, that such Lender at that time has a general policy of demanding the same type of compensation from similarly situation borrowers.

Section 3.05 Compensation for Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss (excluding loss of anticipated profits), cost or expense incurred by it as a result of:

(a) any conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of an Interest Period (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise, but other than due to the replacement of any Lender pursuant to Section 11.13);

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower or the Borrower unless such notice is rescinded in accordance with the terms hereof;

(c) any assignment of an Alternative Currency Term Rate Loan on a day other than the last day of an Interest Period as a result of a request by the Borrower pursuant to Section 11.13; or

(d) any failure by the Borrower to make payment of any Loan (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Alternative Currency Term Rate Loan made by it at the Alternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the offshore interbank eurodollar market for such currency for a comparable amount and for a comparable period, whether or not such Alternative Currency Term Rate Loan was in fact so funded.

Section 3.06 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. Each Lender may make any Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Loan in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Lender gives a notice pursuant to Section 3.02, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender (including any Participant pursuant to Section 11.06(d) that makes such request) or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a) that would eliminate the amounts payable under Section 3.01 or Section 3.04 or eliminate the need for notice pursuant to Section 3.02, the Borrower may replace such Lender in accordance with Section 11.13.

Section 3.07 Survival. All obligations of the Borrower under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV

CONDITIONS PRECEDENT TO BORROWINGS

Section 4.01 Conditions of Initial Borrowing. The obligation of each Lender to make its initial Borrowing hereunder is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies, each properly executed by a Responsible Officer of such Person, each dated the Closing Date (or, in the case of certificates of governmental officials, a reasonably recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of the Loan Documents, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii) Notes executed by the Borrower in favor of each Lender requesting Notes;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer of each Loan Party, the Borrower GP, the Borrower Parent and the Servicer as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which each Loan Party is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party, the Borrower GP, the Borrower Parent and the Servicer is duly organized, and that each Loan Party, the Borrower GP, the Borrower Parent and the Servicer is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;

(v) a favorable opinion of Dechert LLP, counsel to the Borrower, addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrower, the Borrower GP, the Borrower Parent, each HPS Partnership, the Servicer and the Loan Documents as the Required Lenders may reasonably request;

(vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Section 4.02 have been satisfied and (B) that there has been no event or circumstance since the date of the Borrower’s formation that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(vii) a certificate of a Responsible Officer of each Loan Party, the Borrower GP, the Borrower Parent and the Servicer either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Person and the validity against such Person of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(viii) good standing certificates for each Loan Party, the Borrower GP, the Borrower Parent and the Servicer issued by the applicable Governmental Authority of its jurisdiction of organization (as applicable); and

(ix) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Closing Date that have been invoiced shall have been paid.

(c) Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable fees, charges and disbursements of outside counsel to the Secured Parties (directly to such counsel if requested by any such Secured Party) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and such Secured Party); provided, however, that such fees, charges and disbursements shall only be due and payable to the extent provided pursuant to Section 11.04.

(d) The representations and warranties of (i) the Loan Parties and the Borrower GP contained in Article V, (ii) the Servicer contained in Section 8.04 and (iii) each Loan Party, the Borrower GP, the Borrower Parent and the Servicer contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (I) to the extent already qualified with respect to “material” matters or “Material Adverse Effect,” shall be true and correct on and as of the Closing Date and (II) to the extent not already qualified with respect to “material” matters or “Material Adverse Effect,” shall be true and correct in all material respects on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (in all material respects, or as so qualified, as applicable) as of such earlier date.

(e) No Default or Event of Default shall exist, or would result from such Borrowing or from the application of the proceeds thereof.

(f) The Administrative Agent shall have received copies of duly authorized UCC financing statements (or their equivalent) for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the lien and security interest in the Collateral, searches necessary or desirable in connection with the Collateral shall have been duly made, and all filing and recording fees and taxes shall have been duly paid or provisions made therefore, including in each case under, and as required by, all applicable laws.

(g) All governmental and third party approvals necessary or, in the discretion of the Lender, advisable in connection with the Borrowing shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Lender making the Borrowing.

(h) The initial Lender shall have received and reviewed all financial statements required to be delivered under Section 6.01 and, in each case, such financial statements shall be satisfactory to the initial Lender in its sole discretion.

Section 4.02 Conditions to all Borrowings and Reinvestments. The obligation of each Lender to honor any Request for Borrowing and any purchase of a Collateral Asset is subject to the following conditions precedent:

(a) The representations and warranties of (i) the Loan Parties and the Borrower GP contained in Article V, (ii) the Servicer contained in Section 8.04 and (iii) each Loan Party, the Borrower GP, the Borrower Parent and the Servicer contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (I) to the extent already qualified with respect to “material” matters or “Material Adverse Effect,” shall be true and correct on and as of the date of such Borrowing and (II) to the extent not already qualified with respect to “material” matters or “Material Adverse Effect,” shall be true and correct in all material respects on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (in all material respects or as so qualified, as applicable) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.

(b) No Default or Event of Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds thereof.

(c) Other than with respect to a Request for Borrowing made by the Borrower in order to fund the Exposure Amount Shortfall in accordance with Section 2.02(e) hereof, the Availability Period shall not have ended.

(d) In connection with any request for a Borrowing hereunder, the Administrative Agent and Collateral Administrator shall have received a Request for Borrowing in accordance with the requirements hereof, which shall include a Borrowing Base Certificate.

(e) The Administrative Agent and Collateral Custodian shall have received a Document Checklist for each Eligible Collateral Asset to be added to the Collateral on the related Funding Date.

(f) No Borrowing Base Deficiency or Alternate Currency Par Balance Shortfall shall exist on the date of such Borrowing or Reinvestment or would arise after giving effect to the relevant Borrowing or Reinvestment.

(g) After giving effect to the proposed Borrowing, the Total Outstandings would not exceed the Aggregate Commitments.

(h) If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification.

(i) In connection with the acquisition of any Collateral Asset by any Loan Party, the Borrower shall have received a copy of an Approval Notice with respect to such Collateral Asset.

(j) The Borrower and the Borrower Parent (with respect to its interest in and transactions with the Borrower) have complied with all Special Purpose Entity Requirements.

Each Request for Borrowing submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in this Section 4.02 have been satisfied on and as of the date of the applicable Borrowing.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower (and, with respect to Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.07, 5.14(a), 5.17 and 5.34, as to itself, the Borrower GP) represents and warrants to the Administrative Agent and the Lenders that:

Section 5.01 Existence, Qualification and Power. It (a) is duly formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and has acquired all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license.

Section 5.02 Authorization; No Contravention. The execution, delivery and performance by it of each Loan Document to which it is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) violate the terms of any of its Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any payment to be made under (i) any Contractual Obligation to which it is a party or affecting it or the properties of it or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any Law.

Section 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, it of this Agreement or any other Loan Document except for recordings and filings in connection with the Liens granted to the Administrative Agent under the Security Agreement.

Section 5.04 Binding Effect. This Agreement has been, and each other Loan Document to which it is a party, when delivered hereunder, will have been, duly executed and delivered by it. This Agreement constitutes, and each other Loan Document to which it is a party when so delivered, and when executed and delivered by the other parties thereto, will constitute, a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

Section 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (to the extent such Audited Financial Statements have been provided) (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of Borrower Parent as of the date thereof and its results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Borrower Parent as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b) The unaudited consolidated balance sheet of Borrower Parent dated as of the most recent fiscal quarter of Borrower Parent, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of Borrower Parent as of the date thereof and its results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.06 Litigation. (I) There are no material actions, suits, proceedings, claims or disputes pending or, to its knowledge, threatened at law, in equity, in arbitration or before any Governmental Authority, by or against it or against any of its properties or revenues, and (II) there are no proceedings or investigations pending or, to its knowledge, threatened against it, before any Governmental Authority having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the other Loan Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Loan Documents, (C) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or any of the other Loan Documents or (D) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect on any of the Collateral, except in the case of each of (I) and (II) for actions, suits, proceedings, claims or disputes (i) arising from its role as a lender under the Collateral Assets and (ii) in the case of actions, suits, proceedings, claims or disputes of which it is aware, it has disclosed such action, suit, proceeding, claim or dispute.

Section 5.07 No Default. It has no material Contractual Obligations other than (A) contemplated by (i) the Loan Documents, (ii) the Collateral Assets and (iii) the purchase or sale of Collateral Assets and other financial assets as permitted under the Loan Documents, or, in each case, Contractual Obligations that are incidental thereto, (B) agreements of service providers to it entered into in the ordinary course of business, (C) as indicated in Schedule 5.07 (as such Schedule may be updated from time to time by written agreement of the Borrower and the Administrative Agent), and (D) documents entered into from time to time to evidence Intercompany Loans. It is not in default in any material respect under or with respect to any Contractual Obligation. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Section 5.08 Liens and Indebtedness. (a) Its property is subject to no Liens other than Permitted Liens. It has no Indebtedness other than (i) the Indebtedness contemplated by the Loan Documents and (ii) Intercompany Loans.

(b) The Borrower is not a party to any outstanding agreement or contract other than the Loan Documents and the documents related thereto, and the Contractual Obligations described in Section 5.07, and the Borrower has no actual or contingent liabilities in respect of any agreements or contracts to which the Borrower has previously been a party but which are no longer outstanding as of the date of this Agreement.

Section 5.09 Taxes. (a) The Borrower has filed all federal, state income and other material tax returns and reports required to be filed by it, and has paid or caused to be paid all federal, state income and other material taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable by it, except (a) Taxes which are being contested in good faith by appropriate proceedings diligently conducted or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. There is no tax assessment proposed in writing against the Borrower. The Borrower is not party to any tax sharing agreement.

(b) For U.S. federal income tax purposes, (i) Borrower is a disregarded entity and Borrower Parent is its sole owner and (ii) Borrower Parent is a corporation that intends to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.

Section 5.10 ERISA Matters. (i) Neither the Borrower nor any ERISA Affiliate of the Borrower has incurred or is subject to any liability under Title IV of ERISA or Section 412 of the Code (other than for premiums due) or maintains or contributes to, or is or has been required to maintain or contribute to, any Plan, except as could not reasonably be expected to have a Material Adverse Effect, and (ii) the Borrower does not, nor is deemed to, hold Plan Assets.

Section 5.11 Equity Interests. All Equity Interests of the Borrower are duly and validly issued. There are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Equity Interests. All Equity Interests (except any General Partner Interest) of the Borrower are owned by Borrower Parent.

Section 5.12 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) The Borrower is not, and is not required to be, registered as an “investment company” under the Investment Company Act.

Section 5.13 Information True and Correct. All information (other than projections and forward-looking information) heretofore furnished by or on behalf of the Borrower to the Administrative Agent, any Lender, the Collateral Administrator or the Collateral Custodian in connection with this Agreement or any transaction contemplated hereby (including, without limitation, prior to the Closing Date but after taking into account all updates, modifications and supplements to such information) is (when taken as a whole) true and correct in all material respects (or if not prepared by or under the direction of the Borrower, is true and correct in all material respects to the Borrower’s knowledge) and does not omit to state a material fact necessary to make the statements contained therein (when taken as a whole) not misleading (or, if not prepared by or under the direction of the Borrower, does not omit to state such a fact to the Borrower’s knowledge). Any projections or forward-looking information provided by or on behalf of the Borrower were prepared in good faith based on assumptions believed by the Borrower to be reasonable at the time so prepared.

Section 5.14 Compliance with Laws. (a) It is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted.

(b) The Borrower acknowledges that Bank of America’s obligations hereunder shall be subject to all Laws and, without limitation, the Loan Documents shall not limit the ability of Bank of America to take any actions that it determines, in the exercise of its sole discretion, to be necessary or advisable to comply fully and prudently with any Law, including without limitation any regulatory margin requirement, provided for the avoidance of doubt that this Section 5.14(b) shall not in any way limit the contractual obligations of Bank of America or the other Lenders hereunder or under the other Loan Documents.

Section 5.15 Taxpayer Identification Number; Other Identifying Information. The Borrower Parent has provided to the Administrative Agent an IRS Form W-9 showing the true and correct U.S. taxpayer identification number of the Borrower Parent as of the date hereof. The Borrower’s exact legal name at the date of this Agreement and any prior legal names, and the Borrower’s, jurisdiction of organization, organizational identification number, registered office, and the place of business (as determined in accordance with the UCC) of the Servicer, or if the Servicer has more than one place of business, the Servicer’s chief executive office (as determined in accordance with the UCC), in each case at the date of this Agreement and for the four months immediately preceding the date of this Agreement are, in each case, as set forth in are set forth on Schedule 5.15.

Section 5.16 Anti-Corruption Laws. (a) Neither the Borrower nor, to the knowledge of the Borrower, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction in violation of applicable Sanctions.

(b) The Borrower has conducted its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar applicable anti-corruption legislation in other jurisdictions.

(c) As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

Section 5.17 Solvency. It is solvent, it is not the subject of any Insolvency Event and it will not become insolvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents. After giving effect to the transactions contemplated by this Agreement and the other Loan Documents, it will have an adequate amount of capital to conduct its business in the foreseeable future.

Section 5.18 Monthly Report. Each Monthly Report is accurate in all material respects as of the date thereof.

Section 5.19 No Liens, Etc. The Collateral and each part thereof is owned by the Loan Parties free and clear of any Adverse Claim (other than Permitted Liens) or restrictions on transferability (other than customary restrictions for property similar to such Collateral, including in the case of Collateral Assets the consent of any underlying agent or obligor) and it has the full right, power and lawful authority to assign, transfer and pledge the same and interests therein, and upon the making of each Loan, the Administrative Agent, for the benefit of the Secured Parties, will have acquired a perfected, first priority and valid security interest (except, as to priority, for any Permitted Liens) in such Collateral, free and clear of any Adverse Claim (other than Permitted Liens) or restrictions on transferability (other than customary restrictions for property similar to such Collateral, including in the case of Collateral Assets the consent of any underlying agent or obligor), to the extent (as to perfection and priority) that a security interest in said Collateral may be perfected under the applicable UCC. It has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral other than as contemplated by the Loan Documents and no effective financing statement (other than with respect to Permitted Liens) or other instrument similar in effect naming or purportedly naming it or any of its Affiliates as debtor and covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent as “Secured Party” pursuant to the Security Agreement. There are no judgments or Liens for Taxes (other than Permitted Liens) with respect to it.

Section 5.20 Bulk Sales. The grant of the security interest in the Collateral by the Borrower to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement, is in the ordinary course of business for the Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

Section 5.21 Collateral. Except as otherwise expressly permitted or required by the terms of this Agreement, no item of Collateral has been sold, transferred, assigned or pledged by it to any Person.

Section 5.22 Selection Procedures. In selecting the Collateral Assets hereunder, no selection procedures were employed which are intended to be adverse to the interests of the Administrative Agent or any Lender.

Section 5.23 Indebtedness. It has no Indebtedness or other indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) Indebtedness incurred under the terms of the Loan Documents, (ii) Indebtedness incurred pursuant to certain ordinary business expenses arising pursuant to the transactions contemplated by this Agreement and the other Loan Documents and (iii) Intercompany Loans, it being understood for the avoidance of doubt that neither the obligation of it to fund any unfunded commitment in respect of any Collateral Asset nor any indemnity obligation owed to the Administrative Agent or any service provider in the ordinary course of business shall be considered indebtedness for any purpose hereunder.

Section 5.24 No Injunctions. No injunction, writ, restraining order or other order of any nature adversely affects the Borrower’s performance of its obligations under this Agreement or any Loan Document to which the Borrower is a party.

Section 5.25 No Subsidiaries. The Borrower has no subsidiaries except for Permitted Subsidiaries, REO Subsidiaries and those subsidiaries set forth on Schedule 5.25 hereto, as such Schedule may be amended from time to time by the Borrower with the consent of the Administrative Agent.

Section 5.26 Set-Off, Etc. No Collateral Asset has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Borrower or the obligor thereof, and no Collateral is subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Collateral or otherwise, by the Borrower or the obligor with respect thereto, except, in each case, pursuant to the Loan Documents and for amendments, extensions and modifications, if any, to such Collateral otherwise permitted hereby and in accordance with the Servicing Standard.

Section 5.27 Collections. The Borrower acknowledges that all Collections received by it or its Affiliates with respect to the Collateral pledged hereunder are held and shall be held in trust for the benefit of the Administrative Agent, on behalf of the Secured Parties until deposited into the Collection Account in accordance with Section 6.21 or the Unfunded Exposure Account pursuant to Section 2.15, as applicable.

Section 5.28 Value Given. The Borrower has given fair consideration and reasonably equivalent value (which may be in the form of an increase in the value of the Equity Interests of the Borrower owned by the Borrower Parent) to the Borrower Parent in exchange for the purchase and/or contribution of the Collateral Assets (or any number of them). No such transfer has been made for or on account of an antecedent debt owed by the Borrower to the Borrower Parent.

Section 5.29 Use of Proceeds. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock and none of the proceeds of the Loans will be used, directly or indirectly, for a purpose that violates Regulation T, Regulation U, Regulation X, as promulgated by the FRB.

Section 5.30 Separate Existence. Except with respect to income tax treatment, the Borrower is operated as an entity with assets and liabilities distinct from those of any of its Affiliates or any Affiliates of the Servicer, and the Borrower hereby acknowledges that the Administrative Agent, each of the Lenders and each of the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower’s identity as a separate legal entity. There is not now, nor will there be at any time in the future, any agreement or understanding between the Borrower and the Servicer providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes, fees, assessments or other governmental charges.

(a) (i) The Borrower has never owned any property other than (A) the assets that are or have been the subject of the current transaction and (B) similar corporate loans with no future funding obligations that have not been either fully funded or completely assumed by third parties (“Subject Assets”) and personal property necessary or incidental to its ownership or operation of the Subject Assets and has never engaged in any business other than the acquisition, ownership, operation and sale or disposition of the Subject Assets and the financing and other transactions contemplated herein and (ii) each amendment and restatement of the Borrower’s Organization Documents has been accomplished in accordance with, and was permitted by, the relevant provisions of said documents prior to its amendment or restatement from time to time.

(b) Since its formation, the Borrower:

(i) has not entered into any contract or agreement that is still outstanding with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in an arm’s-length transaction with an unrelated party, other than (A) contributions of capital to or from, or intercompany loans or receivables among, any of the Loan Parties (such intercompany loans or receivables, the “Intercompany Loans”), and (B) as otherwise contemplated by the Loan Documents (including Section 8.10);

(ii) has paid all of its debts and liabilities that are not currently outstanding from its assets;

(iii) has done or caused to be done all things necessary to observe all organizational formalities applicable to it and to preserve its separate existence;

(iv) has maintained all of its books, records, financial statements and bank accounts separate from those of any other Person;

(v) has not had its assets listed as assets on the financial statement of any other Person unless (a) financial statements of such other Person contained an appropriate notation indicating the separateness of Borrower from such Person and indicating that Borrower’s assets and credit were not available to satisfy the debts and other obligations of such Person and (b) such assets were also listed on the Borrower’s own balance sheet;

(vi) has filed its own tax returns (except to the extent that it has been a tax-disregarded entity not required to file tax returns under applicable law) and, if it is a corporation, has not filed a consolidated federal income tax return with any other Person;

(vii) has been, and at all times has held itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other Related Party);

(viii) has corrected any known misunderstanding regarding its status as a separate entity;

(ix) has conducted all of its business and held all of its assets in its own name;

(x) has not identified itself or any of its affiliates as a division or part of the other (for the avoidance of doubt, other than by the Borrower’s inclusion in the consolidated financial statements of the Borrower Parent in accordance with clause (v));

(xi) has maintained and utilized separate stationery, invoices and checks bearing its own name;

(xii) has not commingled its assets with those of any other Person and has held all of its assets in its own name;

(xiii) has not guaranteed or become obligated for the debts of any other Person that are still outstanding;

(xiv) has not held itself out as being responsible for the debts or obligations of any other Person that are still outstanding;

(xv) has allocated fairly and reasonably any overhead expenses that have been shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or Related Party;

(xvi) has not pledged its assets to secure the obligations of any other Person that are still outstanding;

(xvii) has maintained adequate capital in light of its contemplated business operations;

(xviii) has maintained a sufficient number of employees (which could be zero) in light of its contemplated business operations and has paid the salaries of its own employees from its own funds;

(xix) has not owned any subsidiary or any equity interest in any other entity except as permitted hereunder and is not a survivor of a merger with or of any other entities;

(xx) has not incurred any indebtedness that is still outstanding other than indebtedness that is permitted under the Loan Documents;

(xxi) has not had any of its obligations guaranteed by an affiliate, except for guarantees that have been either released or discharged (or that will be discharged as a result of the closing of the Loan) or as provided for by the Loan Documents; and

(xxii) has not conducted any business other than the acquisition and ownership of the Collateral Assets and has not owned any assets or property other than the Collateral Assets and as otherwise expressly permitted hereunder.

Section 5.31 Loan Documents. The Loan Documents delivered to the Administrative Agent represent all material agreements relating to the purchase of Collateral Assets by the Borrower as of the Closing Date. Upon the purchase and/or contribution of each Collateral Asset (or an interest in a Collateral Asset) pursuant to this Agreement, the Sale Agreement or an Assignment Agreement, the Borrower shall be the lawful owner of, and have good title to, such Collateral Asset and all assets relating thereto, free and clear of any Adverse Claim; provided that, with respect to any Participation Interest, the Borrower shall not be the record owner of the underlying Bank Loan until such Participation Interest has been elevated to a loan. All such assets are transferred to the Borrower without recourse to the Borrower Parent except as described in the applicable Sale Agreement or Assignment Agreement. The purchases of such assets by the Borrower are intended to constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) and the contributions of such assets received by the Borrower are intended to constitute valid and true transfers for consideration, each enforceable against creditors of the Borrower Parent, and no such assets shall constitute property of the Borrower Parent; provided that, with respect to any Participation Interest, the Borrower shall not be the record owner of the underlying Bank Loan until such Participation Interest has been elevated to a loan.

Section 5.32 Eligibility of Collateral Assets. All Collateral Assets included as Eligible Collateral Assets in the Borrowing Base as of such date are Eligible Collateral Assets.

Section 5.33 Permitted Subsidiaries. Each Permitted Subsidiary is in compliance with the representations and warranties set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.07, 5.08(a), 5.14(a), 5.17, 5.19, 5.21 and 5.23, in each case as if such representations and warranties were applicable directly to such Permitted Subsidiary.

Section 5.34 Borrower GP. (a) Each representation or warranty by the Borrower GP contained herein or in any other Loan Document furnished by the Borrower GP pursuant hereto, or in connection herewith or therewith is true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, then such representation and warranty shall be true and correct in all respects).

(b) The Borrower GP, as general partner of the Borrower, has and shall always conduct or procure that the business of the Borrower is conducted in the full name of the Borrower and shall ensure that all assets that are the property of the Borrower or are attributable to the Borrower (including any Collateral) are held or registered in the full name of the Borrower or are otherwise properly and clearly attributable to the Borrower in the records of the Borrower GP or the Servicer (as may be relevant). For the avoidance of doubt and without limitation to the foregoing, the obligations of the Borrower GP under this clause shall include ensuring that Collateral Assets originated or acquired by the Borrower are originated or acquired in the full name of the Borrower and all relevant documentation, notices and registers evidencing title to such Collateral Asset reflect that such Collateral Asset is held in the Borrower’s name.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made) hereunder shall remain unpaid or unsatisfied the Borrower (and, with respect to Sections 6.05, 6.07, 6.08, 6.12, 6.13, 6.24 and 6.28, as to itself, the Borrower GP) shall:

Section 6.01 Financial Statements. Deliver (including by causing the Borrower Parent to deliver) to the Administrative Agent and each Lender:

(a) as soon as available, but in any event within 120 days after the end of each fiscal year of Borrower Parent (beginning with the fiscal year ended December 31, 2022), a consolidated balance sheet of Borrower Parent as at the end of such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; provided, that the financial statements required to be delivered pursuant to this clause (a) which are made available via EDGAR, or any successor system of the SEC, in the Borrower Parent’s annual report on Form 10-K, shall be deemed delivered to the Administrative Agent on the date such documents are made so available;

(b) as soon as available, but in any event within 90 days after the end of each of the first three fiscal quarters of each fiscal year of Borrower Parent (commencing with the first full fiscal quarter ended after the Closing Date), a consolidated balance sheet of Borrower Parent as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of Borrower Parent’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Borrower Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided, that the financial statements required to be delivered pursuant to this clause (b) which are made available via EDGAR, or any successor system of the SEC, in the Borrower Parent’s quarterly report on Form 10-Q, shall be deemed delivered to the Administrative Agent on the date such documents are made so available;

(c) promptly following any request therefor, but in any event no later than 10 Business Days following such request, (I) such other information regarding the operations, business affairs and financial conditions of the Borrower or compliance with the terms of this Agreement and the other Loan Documents or (II) to the extent reasonably related to the operations, business affairs or financial condition of the Borrower or the compliance with the terms of this Agreement and other Loan Documents and to the extent permitted under applicable Law and subject to reasonable confidentiality and other restrictions imposed by the Borrower Parent regarding access to information not relating to the Borrower, such other information regarding the Borrower Parent, in each case as the Administrative Agent or any Lender may reasonably request.

Section 6.02 Certificates; Other Information. Deliver or cause Borrower Parent to deliver to the Administrative Agent and each Lender:

(a) concurrently with the delivery of any of the financial statements or Monthly Report, a duly completed Compliance Certificate of each of Borrower Parent and Borrower signed by the Borrower Parent or the Borrower, as applicable (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);

(b) concurrently with the delivery of any Monthly Report and on each Specified Measurement Date, solely to the extent that any Revaluation Event as defined in clauses (iv) or (v) of the definition thereof has occurred within the period covered by such Monthly Report, a statement of a Responsible Officer of the Borrower setting forth details of such Revaluation Event and stating what action the Borrower has taken and proposes to take with respect thereto;

(c) promptly upon the request of the Administrative Agent, copies of all investor letters from time to time furnished to all or substantially all of the investors in the Borrower Parent; and

(d) on each Measurement Date, a Borrowing Base Certificate showing the Borrowing Base as of such date.

Documents required to be delivered pursuant to Sections 6.01 and 6.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) the Borrower or Borrower Parent posts such documents, or provides a link thereto on the website listed on Schedule 11.02, (ii) such documents are posted on the Borrower’s or Borrower Parent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), or (iii) the Borrower provides to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; provided that: (x) the Borrower shall deliver paper copies of such documents to the Administrative Agent upon its request to the Borrower to deliver such paper copies and (y) the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting pursuant to clause (i) and (ii) above of any such documents, and the Administrative Agent hereby agrees that it shall use commercially reasonable efforts to post such documents received pursuant to clause (iii) above on the Borrower’s behalf to a commercial, third-party or other website sponsored by the Administrative Agent and notify the Lenders of such posting. The Administrative Agent shall have no obligation to request the delivery or to maintain any copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of such Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on DebtDomain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Borrower hereby agrees that (w) it will use its reasonable efforts to cause all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, or that it may identify certain obligors with respect to which the Borrower Materials provided may or are expected to contain material non-public information with respect to such obligors; (x) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized the Administrative Agent, the Arranger and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07), and by accessing any Borrower Materials concerning any obligor identified by the Borrower as one with respect to which the Borrower Materials provided may or are expected to contain material non-public information, each of the Administrative Agent, the Arranger and the Lenders will be deemed to have represented that they are permitted to access material non-public information with respect to such obligor; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

Section 6.03 Notices. Notify the Administrative Agent (with a copy to the Collateral Administrator) promptly, and in any event (x) in the case of clause (b) below, within three (3) Business Days, and (y) in the case of each other clause below, within two (2) Business Days, after the Borrower becoming aware of:

(a) the occurrence of any Default, Event of Default, Unmatured Servicer Default or Servicer Default;

(b) the occurrence of a Revaluation Event, other than a Revaluation Event as defined in clauses (iv) or (v) of the definition thereof;

(c) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or Borrower Parent; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or Borrower Parent and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or Borrower Parent, in each case of clause (i), (ii) or (iii), that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(d) any event or circumstance whereby any Collateral Asset which was included in the latest calculation of the Borrowing Base as an Eligible Collateral Asset shall fail to meet one or more of the Eligibility Criteria (other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Collateral Asset, if applicable);

(e) any material change in accounting policies or financial reporting practices by the Borrower or Borrower Parent; and

(f) the occurrence of any event with respect to any Permitted Subsidiary that could, in the reasonable judgment of the Borrower or the Servicer (on behalf of the Borrower), have a material adverse effect on such Permitted Subsidiary.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

Section 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable (a) all material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower; (c) all material Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness and (d) all other material obligations and liabilities.

Section 6.05 Preservation of Existence, Etc. (a) To the maximum extent permitted pursuant to applicable Laws, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in each case, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in each case, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 6.07 Further Assurances. At any time or from time to time upon the reasonable written request of the Administrative Agent, execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably deem necessary in order to effect fully the purposes of this Agreement or the other Loan Documents and to provide for payment of the Loans made hereunder, with interest thereon, in accordance with the terms of this Agreement.

Section 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted.

Section 6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Borrower; and (b) maintain such books of record and accounts in conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower.

Section 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent (who may be accompanied by any requesting Lender) to visit and inspect any of its properties (or to the extent reasonably necessary or appropriate and subject to reasonable restrictions regarding access to information not related to the Borrower, to examine the foregoing records, the properties of Borrower Parent) to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom other than items protected by attorney-client privilege or that may not be disclosed pursuant to applicable Law or contractual confidentiality obligations, and to discuss its affairs, finances and accounts with its directors, officers, independent public accountants and Responsible Officers having knowledge of such matters, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that when an Event of Default exists the Administrative Agent (accompanied by any requesting Lender) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice; provided, further, that so long as no Event of Default has occurred and is continuing, (x) such visits and inspections shall occur (i) upon no less than two Business Days’ prior written notice and (ii) no more than two times per fiscal year, and (y) no more than one such visit and inspection shall be at the expense of the Borrower. The Administrative Agent and the Lenders agree to cause all such representatives and their independent contractors to comply with the provisions of Section 11.07.

Section 6.11 [Reserved].

Section 6.12 Approvals and Authorizations. Maintain all material authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which it is incorporated and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents.

Section 6.13 Special Purpose Entity Requirements.

(a) For so long as any Obligation is outstanding, each of the Borrower and the Borrower GP shall:

(i) not enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in an arm’s-length transaction with an unrelated party except for (A) contributions of capital to or from, or Intercompany Loans among, any of the Loan Parties, and (B) as otherwise contemplated by the Loan Documents (including Section 8.10);

(ii) pay all of its debts and liabilities from its assets, except for payments among any of the Loan Parties as contemplated by the Loan Documents;

(iii) do or cause to be done all things necessary to observe all organizational formalities applicable to it and to preserve its separate existence;

(iv) maintain all of its books, records, financial statements and bank accounts separate from those of any other Person;

(v) not have its assets listed as assets on the financial statement of any other Person unless (a) financial statements of such other Person contain an appropriate notation indicating the separateness of the Borrower or the Borrower GP from such Person and indicating that the Borrower’s or the Borrower GP’s assets and credit are not available to satisfy the debts and other obligations of such Person and (b) such assets are also listed on the Borrower’s or the Borrower GP’s own balance sheet;

(vi) file its own tax returns (except to the extent that it is a tax-disregarded entity not required to file tax returns under applicable law);

(vii) except by mere fact of the Borrower GP acting in its capacity as the general partner of the Borrower, at all times hold itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other Related Party);

(viii) correct any known misunderstanding regarding its status as a separate entity;

(ix) except by mere fact of the Borrower GP acting in its capacity as the general partner of the Borrower, conduct all of its business and hold all of its assets in its own name;

(x) not identify itself or any of its affiliates as a division or part of the other (for the avoidance of doubt, other than by the Borrower’s or the Borrower GP’s inclusion in the consolidated financial statements of the Borrower Parent in accordance with clause (v));

(xi) maintain and utilize separate stationery, invoices and checks bearing its own name;

(xii) not commingle its assets with those of any other Person and hold all of its assets in its own name, except for any commingling among any of the Loan Parties as contemplated by the Loan Documents;

(xiii) not guarantee or become obligated for the debts of any other Person, except another Loan Party as contemplated by the Loan Documents;

(xiv) not hold itself out as being responsible for the debts or obligations of any other Person, except another Loan Party as contemplated by the Loan Documents;

(xv) allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or Related Party;

(xvi) not pledge its assets to secure the obligations of any other Person, except another Loan Party as contemplated by the Loan Documents;

(xvii) maintain adequate capital in light of its contemplated business operations;

(xviii) maintain a sufficient number of employees (which could be zero) in light of its contemplated business operations and pay the salaries of its own employees from its own funds;

(xix) not own any subsidiary or any equity interest in any other entity except as permitted hereunder;

(xx) not incur any indebtedness other than indebtedness that is permitted under the Loan Documents;

(xxi) not have any of its obligations guaranteed by an affiliate, except by another Loan Party as contemplated by the Loan Documents; and

(xxii) in the case of the Borrower, not engage in any business other than acquisition and ownership of the Collateral Assets and not own any assets or property other than the Collateral Assets and as expressly permitted hereunder and, in the case of the Borrower GP, shall not engage in any business other than acting as general partner of the Borrower and not own any assets or property other than as is necessary for the above purpose.

(b) Maintain at all times 100% ownership of all Equity Interests of the Borrower by Borrower Parent (except the General Partner Interest) and cause the General Partner Interest to be held at all times by the Borrower GP.

(c) Provide reasonable prior notice to the Administrative Agent of any amendment to the Limited Partnership Agreement or the Sale Agreement.

Section 6.14 Security Interest. Maintain a first-priority (subject to Permitted Liens), perfected security interest in the Collateral (to the extent required by the Security Agreement) for the benefit of the Secured Parties, their successors, transferees and assigns so long as this Agreement is in effect.

Section 6.15 ERISA Matters. Do, or cause to be done, all things necessary to ensure that it will not be deemed to hold Plan Assets at any time.

Section 6.16 Sanctions. Maintain, directly or through its agents, policies and procedures reasonably designed to ensure compliance with Sanctions.

Section 6.17 Anti-Corruption Laws. Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar applicable anti-corruption legislation of other Governmental Authorities having jurisdiction over the Borrower.

Section 6.18 Ratings. Use reasonable efforts to cooperate with the Lenders in connection with obtaining any rating for the Facility from a rating agency with the prior written consent of the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned), it being understood and agreed that the Borrower shall not be responsible for any costs or expenses in connection with obtaining any such rating.

Section 6.19 Costs and Expenses. Pay (or cause to be paid) all of its reasonable costs and disbursements in connection with the performance of its obligations hereunder and under the Loan Documents.

Section 6.20 Tangible Net Worth. Maintain at all times a positive Tangible Net Worth.

Section 6.21 Deposit of Collections. Transfer, or cause to be transferred, all Collections to the Collection Account or the Unfunded Exposure Account, as applicable, by the close of business on the second Business Day following the date such Collections are received by the Borrower, the Servicer or any of their respective Affiliates; provided that (x) in the case of any Partnership Asset Proceeds received by an HPS Partnership, the Borrower will cause such HPS Partnership to distribute such Partnership Asset Proceeds to the members of such HPS Partnership, pro rata according to their respective Equity Interests, and the Borrower will transfer its pro rata portion of such Partnership Asset Proceeds into the Collection Account no later than ten (10) Business Days after such Partnership Asset Proceeds are received by such HPS Partnership and (y) in the case of any Collections received by a Permitted Subsidiary, the Borrower will cause such Permitted Subsidiary to distribute such Collections to the Borrower as soon as reasonably practicable pursuant to the Organization Documents of such Permitted Subsidiary, which distributions pursuant to this clause (y) shall be made not less frequently than quarterly; provided, further, that any such proceeds not transferred as required hereunder shall be immediately excluded from the calculation of the Borrowing Base; provided, further, that this Section 6.21 shall not apply to any Excluded Amounts.

Section 6.22 Taxes. For U.S. federal income tax purposes, be an entity disregarded as separate from the Borrower Parent and the Borrower Parent will be a U.S. Person.

Section 6.23 Preservation of Existence. Do or cause to be done all things necessary to (i) preserve and keep in full force and effect its existence and take all reasonable action to maintain its material rights and franchises in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing and validly existing in each jurisdiction where the failure to qualify and remain qualified would reasonably be expected to have a Material Adverse Effect.

Section 6.24 Performance of Loan Documents. (i) Maintain the Loan Documents in full force and effect, and enforce such Loan Documents in accordance with their terms, and (ii) upon reasonable request of the Administrative Agent, make to any other party to such Loan Documents such demands and requests for information and reports or for action as it is entitled to make thereunder.

Section 6.25 Delivery of Collateral Asset Files. Deliver (or the Servicer shall deliver on behalf of the applicable Loan Party) to the Collateral Custodian (with a copy to the Administrative Agent via e-mail) the Collateral Asset Files identified on the related Document Checklist promptly upon receipt but in no event later than five (5) Business Days of the related Funding Date; provided that any file-stamped document included in any Collateral Asset File shall be delivered as soon as they are reasonably available (even if not within five (5) Business Days of the related Funding Date).

Section 6.26 Collateral Asset Schedule. Not later than 15 days after the end of each calendar month, deliver an update of the Collateral Asset Schedule reflecting the Collateral Assets as of the last day of such calendar month to the Administrative Agent (with a copy to the Collateral Custodian), certified true and correct by each of the applicable Loan Party and the Servicer.

Section 6.27 Permitted Subsidiaries.

(a) Each Permitted Subsidiary is in compliance with the covenants set forth in Sections 6.05, 6.07, 6.08, 6.12, 6.13(a)(xx), 6.14, 6.24, 7.03 and 7.14, in each case as if such covenants were applicable directly to such Permitted Subsidiary.

(b) The Borrower shall cause the Organization Documents of each HPS Partnership and each Permitted Subsidiary to prohibit any transfer of the equity in such HPS Partnership or such Permitted Subsidiary without the prior written consent of the Administrative Agent.

(c) The Borrower shall maintain, subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties, the applicable Permitted Subsidiary Accounts for each Permitted Subsidiary in the name of such Permitted Subsidiary.

Section 6.28 Borrower GP.

(a) The Borrower GP shall simultaneously provide to the Administrative Agent copies of all notices it serves on the Borrower or the limited partners of the Borrower under and pursuant to the terms of Article XII (Termination of Partnership; Liquidation and Distribution of Assets) of the Limited Partnership Agreement.

(b) The Borrower GP shall provide notice to the Administrative Agent of any amendment to any organizational document of the Borrower or the Borrower GP promptly following the effectiveness of such amendment.

(c) The Borrower GP will not amend, modify, waive or terminate any provision of its partnership agreement of the Borrower in any matter that is materially adverse to the Lenders or otherwise prohibited under this Agreement, in each case without the prior written consent of the Administrative Agent.

(d) The Borrower GP will take no step that will lead to the dissolution, winding up or termination of the Borrower, including, without limitation, pursuant to Section 12.1(b) of the Limited Partnership Agreement.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made) hereunder shall remain unpaid or unsatisfied, the Borrower (and, with respect to Sections 7.04, 7.11, 7.14 and 7.21, as to itself, the Borrower GP) shall not, directly or indirectly:

Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens.

Section 7.02 Investments. Own any Structured Finance Security.

Section 7.03 Indebtedness; Bank Accounts. (a) Create, incur, assume or suffer to exist any Indebtedness, except Indebtedness contemplated by the Loan Documents (including intercompany loans and receivables among the Loan Parties) and Contractual Obligations arising in respect of the Collateral Assets; or (b) open or establish any bank accounts except as contemplated by the Loan Documents.

Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, wind-up, consolidate with or into another Person or, except for Permitted Transfers, Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person without the prior written consent of each of the Lenders in their respective sole discretion.

Section 7.05 Sale of Collateral Assets. Sell, assign, transfer, convey or otherwise dispose of any Collateral Asset except for any sale, assignment, transfer, conveyance or other disposition pursuant to Section 2.03(b), a Securitization Take-Out or in accordance with Section 8.10 (any such sale, assignment, transfer, conveyance or disposition pursuant to Section 2.03(b), a Securitization Take-Out or Section 8.10, a “Permitted Transfer”).

Section 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests; provided that, the Borrower may make:

(a) distributions:

(i) of amounts paid to it pursuant to Section 2.13;

(ii) of the proceeds of any Loan on the date of the applicable Borrowing, but only if such Loan is made in respect of an Eligible Collateral Asset acquired by the Borrower on such date (or, in the case of the initial Borrowing hereunder, only if such Loan is made in respect of Eligible Collateral Assets acquired by the Loan Parties on or prior to such date);

(iii) of amounts required to effect a Securitization Take-Out in accordance with the terms hereof, or deemed distributions of amounts in connection with a Permitted Rebalancing Sale as described in the proviso to Section 8.10(e)(ii); or

(iv) of any Equity Security received as a distribution on a Collateral Asset in connection with a work-out of such Collateral Asset or the bankruptcy, insolvency or restructuring of the related obligor thereon that is ineligible to be held by the Borrower hereunder or any other amounts, provided solely in the case of this clause (iv) that (x) no Default or Event of Default exists or would occur after giving effect to such Restricted Payment and (y)(1) any amounts that will remain on deposit in the Collection Account, together with (2) without duplication of amounts in clause (1), the excess, if any, of the Borrowing Base over the Total Outstandings (after giving effect to such Restricted Payment), will be sufficient to make all required payments pursuant to Sections 2.13(a) and (b) (other than clauses (a)(xii), (b)(v) and (b)(vi) thereof) on the next succeeding Payment Date, so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) no Borrowing Base Deficiency has occurred or would result therefrom on a pro forma basis, (iii) no Alternate Currency Par Balance Shortfall has occurred or would result therefrom on a pro forma basis, (iv) in the case of Restricted Payments from the Interest Collection Account or the Principal Collection Account, the Distribution Proceeds Test is satisfied and will be satisfied after giving effect to such distribution on a pro forma basis and (v) the Borrower Parent, on behalf of the Borrower, delivers a Restricted Payments Certificate immediately prior to such distribution; provided that Restricted Payments from the Principal Collection Account shall occur only during the Availability Period; and

(b) Tax Distributions at any time (including following the occurrence and during the continuation of an Event of Default), so long as no Specified Default or Borrowing Base Deficiency shall have occurred and be continuing or would result therefrom; provided that in connection with any Tax Distribution, the Borrower has provided the Administrative Agent with evidence reasonably satisfactory to it of such obligation (it being understood that a certification of such obligation with supporting calculations shall be deemed satisfactory to the Administrative Agent), the basis therefor under the definition of Tax Distribution and the amount thereof at least five Business Days prior to the date of the Restricted Payment.

Section 7.07 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms comparable to those that would be obtainable by the Borrower at the time in a comparable arm’s length transaction with a Person other than an Affiliate, other than (i) the contribution of Collateral Assets and other property from the Borrower Parent to the Borrower pursuant to the Sale Agreement or Assignment Agreement, (ii) any distribution of Collateral Assets and other property from the Borrower to the Borrower Parent permitted hereunder, (iii) any Permitted Transfer, (iv) any Intercompany Loans and (v) as otherwise contemplated by the Loan Documents (including Section 8.10).

Section 7.08 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability of the Borrower to create, incur, assume or suffer to exist Liens on property of the Borrower (other than to the extent that a Collateral Asset prohibits the Borrower from pledging such Collateral Asset) or (b) requires the grant of a Lien (other than a Permitted Lien) to secure an obligation of the Borrower if a Lien is granted to secure another obligation of the Borrower.

Section 7.09 Use of Proceeds. Use the proceeds of any Borrowing, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose or (b) to purchase securities or other assets in a manner that the Borrower actually knows would cause such credit extension to become a “covered transaction” as defined in Section 23A of the Federal Reserve Act (12 U.S.C. § 371c) and Regulation W of the FRB, including any transaction where the proceeds of any Borrowing are used for the benefit of, or transferred to, a Person that the Borrower actually knows to be an Affiliate of a Lender.

Section 7.10 Sanctions. Directly or, to the knowledge of the Borrower, indirectly, use the proceeds of any Loan hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (a) for the purpose of funding any unlawful activities or business of or with a Sanctioned Person or in any Designated Jurisdiction that, at the time of such funding, is the subject of Sanctions, or (b) in any manner that would be prohibited by Sanctions or would otherwise cause a Lender to be in breach of any Sanctions.

Section 7.11 Special Purpose Entity Requirements. (a) Conduct at any time its business or operations in contravention of the Special Purpose Entity Requirements.

(b) Modify, amend or supplement its Organization Documents in any manner inconsistent with the Special Purpose Entity Requirements or otherwise materially adverse to the Lenders without the prior written consent of the Administrative Agent.

(c) Be party to any agreement (other than customary trade-related agreements or the agreements evidencing any Collateral Asset) under which it has any material obligation or liability (direct or contingent) without including customary “non-petition” provisions substantially similar to Section 11.20(b), other than with the consent of the Administrative Agent.

Section 7.12 Sale Agreement Amendment. Amend the Sale Agreement other than an amendment (i) (A) that solely cures any ambiguity, typographical or manifest error, or defect in either agreement and (B) of which the Administrative Agent was provided notice before execution of such amendment or (ii) to which the Administrative Agent has consented in writing (such consent not to be unreasonably withheld, conditioned or delayed).

Section 7.13 ERISA. Except as could not reasonably be expected to have a Material Adverse Effect, (i) maintain or contribute to, or agree to maintain or contribute to, or permit any ERISA Affiliate of the Borrower to maintain or contribute to or agree to maintain or contribute to, any Plan or (ii) permit the assets of the Borrower to constitute Plan Assets of Borrower Parent.

Section 7.14 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by it as of the date hereof.

Section 7.15 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Borrowing for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar applicable anti-corruption legislation in other jurisdictions.

Section 7.16 Limitation on Transfers of Equity of Permitted Subsidiaries. The Borrower shall not transfer any equity interest it owns in any Permitted Subsidiary without the prior written consent of the Administrative Agent.

Section 7.17 Representations to Credit Rating Agencies and Regulatory Bodies. Make any material misrepresentation with respect to the Loan Documents or any related transaction to any credit rating agency rating Borrower Parent or to any regulatory body with jurisdiction over Borrower or Borrower Parent.

Section 7.18 Limitation on Purchases from Affiliates. Other than pursuant to the Sale Agreement or an Assignment Agreement, purchase any asset from the Borrower Parent or the Servicer or any Affiliate of the Borrower, the Borrower Parent or the Servicer.

Section 7.19 Documents. Except as otherwise expressly permitted herein, it shall not cancel or terminate any of the Loan Documents to which it is party (in any capacity), or consent to or accept any cancellation or termination of any of such agreements, or amend or otherwise modify any term or condition of any of the Loan Documents to which it is party (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Loan Documents to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Administrative Agent shall have consented thereto in its sole discretion.

Section 7.20 Limitation on Investments. The Borrower shall not form, or cause to be formed, any subsidiaries except for Permitted Subsidiaries, REO Subsidiaries and those set forth on Schedule 5.25 hereto; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except investments as otherwise permitted herein and pursuant to the other Loan Documents (including intercompany loans and receivables among the Loan Parties).

Section 7.21 Separation of Borrower’s and Borrower GP’s Business and Assets. The Borrower GP shall not act in any capacity other than as general partner of the Borrower, and the Borrower GP has not and shall not:

(a) when acting as general partner of the Borrower, fail to hold itself out to the public as a legal entity separate and distinct from any other Person;

(b) fail to maintain separate books, records and separate accounts for itself in its own right and the Borrower;

(c) fail to (a) clearly segregate and not commingle the assets that are the property of the Borrower GP in its own right from the assets that are the property of the Borrower or any other entity or are attributable to the Borrower or any other entity, or (b) fail to clearly identify and segregate such assets in the records of the Borrower GP or in any applicable register maintained in relation to such assets;

(d) fail to maintain an arm’s length relationship between the Borrower GP and the Borrower or any other Affiliate, except in respect of the Borrower GP’s fiduciary duties to act in the interests of the Borrower or in respect of any distribution made by any Borrower or any direct or indirect subsidiary of the Borrower on its respective equity or membership interests in accordance with its organizational documents and Section 7.06 hereof;

(e) fail to pay each of its own liabilities, if any, and the liabilities of the Borrower only out of that party’s funds or assets, except with respect to the Borrower GP’s obligations under law in respect of the indebtedness of the Borrower in the event of a default thereunder;

(f) fail to correct any known or suspected misunderstanding regarding the separate identity of itself and the Borrower from any other entity;

(g) fail to clearly identify any obligations assumed by the Borrower GP as being properly attributable to itself in its own right or the Borrower (as relevant);

(h) fail to provide the Administrative Agent with written notice of any step taken by the Borrower GP that will lead to the winding up or dissolution of the Borrower within at least two (2) Business Days of such step being taken; or

(i) file or consent to the filing of any petition, either voluntary or involuntary, in relation to itself, the Borrower or any HPS Partnership, or take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute or other insolvency laws without the prior written consent of its Independent Director or file or consent to the filing of a notice of dissolution or make an election by written notice to the Borrower to dissolve or terminate the Borrower in accordance with the Limited Partnership Agreement, in each case in relation to itself or the Borrower, or make or consent to an assignment for the benefit of itself or the Borrower’s or any HPS Partnership’s creditors without the prior written consent of its Independent Director.

ARTICLE VIII

ADMINISTRATION AND SERVICING OF COLLATERAL ASSETS

Section 8.01 Retention and Termination of the Servicer. The servicing, administering and collection of the Collateral Assets shall be conducted by the Person designated as Servicer from time to time in accordance with this Section 8.01. Subject to early termination due to the occurrence of a Servicer Default or as otherwise provided below in this Article VIII, the Borrower hereby designates HPS Corporate Lending Fund, and HPS Corporate Lending Fund hereby agrees to serve, as Servicer until the termination of this Agreement. For the avoidance of doubt, the Servicer is not an agent of the Administrative Agent or any Lender.

Section 8.02 Resignation and Removal of the Servicer; Appointment of Successor Servicer. (a) If a Servicer Default shall occur and be continuing, the Administrative Agent, by at least five (5) Business Days’ written notice (with a copy to the Collateral Administrator) given to the Servicer (which notice shall include a statement specifying the reason or reasons for taking such action), may terminate all of the rights and obligations of the Servicer and appoint a successor pursuant to the terms hereof. In addition, if the Servicer is terminated upon the occurrence of a Servicer Default, the Servicer shall, if so requested by the Administrative Agent, acting at the direction of the Required Lenders, deliver to any successor servicer copies of its Records within ten (10) Business Days after demand therefor and a computer tape or diskette (or any other means of electronic transmission acceptable to such successor servicer) containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Collateral Assets.

(b) Unless otherwise required by applicable laws, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer. If the Servicer is required to resign due to applicable law, the Servicer shall appoint one of its Affiliates to act as servicer hereunder, subject to the Administrative Agent’s consent in its sole discretion unless the assignee is HPS Investment Partners, LLC; provided that if neither HPS Investment Partners, LLC nor any Affiliate of HPS Investment Partners, LLC is permitted to act as servicer hereunder by applicable law, the Servicer shall be entitled to appoint a Replacement Servicer, subject to the Administrative Agent’s consent in its sole discretion, to act as servicer hereunder, and upon execution of a written joinder to this Agreement in favor of the Administrative Agent pursuant to which it agrees to act in such capacity, such Affiliate of the Servicer, or such Replacement Servicer, shall from henceforth be the Servicer for all purposes hereunder.

(c) Any Person (i) into which the Servicer may be merged or consolidated in accordance with the terms of this Agreement, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) acquiring by conveyance, transfer or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer in any of the foregoing cases, shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding.

(d) Subject to the penultimate sentence of this Section 8.02(d), until a successor Servicer has commenced servicing activities in the place of the current Servicer, the current Servicer shall continue to perform the obligations of the Servicer hereunder unless it is not legally permitted to do so. On and after the termination of the Servicer pursuant to this Section 8.02, the successor servicer appointed by the Administrative Agent shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement. The Servicer agrees to cooperate and use reasonable efforts in effecting the transition of the responsibilities and rights of servicing of the Collateral Assets, including the transfer to any successor servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, or thereafter received with respect to the Collateral Assets and the delivery to any successor servicer in an orderly and timely fashion of all files and records in its possession or reasonably obtainable by it with respect to the Collateral Assets containing all information necessary to enable the successor servicer to service the Collateral Assets. Notwithstanding anything contained herein to the contrary and to the extent permitted by applicable Law without causing the Servicer to have liability, the termination of the Servicer shall not become effective until an entity acceptable to the Administrative Agent in its sole discretion shall have assumed the responsibilities and obligations of the Servicer.

(e) At any time, any of the Administrative Agent or any Lender may irrevocably waive any rights granted to such party under Section 8.02(a). Any such waiver shall be in writing and executed by such party that is waiving its rights hereunder. A copy of such waiver shall be promptly delivered by the waiving party to the Servicer and the Administrative Agent.

Section 8.03 Duties of the Servicer. The Servicer shall manage, service, administer and make collections on the Collateral Assets and perform the other actions required by the Servicer in accordance with the terms and provisions of this Agreement and the Servicing Standard.

(a) The Servicer shall take or cause to be taken all such actions, as may be reasonably necessary or advisable to attempt to recover Collections from time to time, all in accordance with (i) applicable Law, (ii) the applicable Collateral Asset and its Underlying Instruments, and (iii) the Servicing Standard. The Borrower hereby appoints the Servicer, from time to time designated pursuant to Section 8.01, as agent for itself and in its name to enforce and administer its rights and interests in the Collections and the related Collateral Assets.

(b) The Servicer shall administer the Collections in accordance with the procedures described herein. The Servicer shall deposit all Collections received directly by it on behalf of the Borrower into the Collection Account or the Unfunded Exposure Account, as applicable, within two (2) Business Days of receipt thereof and, upon receipt of any payments directly by it, shall notify all obligors to remit payments directly to the Collection Account. The Servicer shall identify all Collections as either Principal Collections or Interest Collections, as applicable. The Servicer shall make such deposits or payments by electronic funds transfer through the Automated Clearing House system, or by wire transfer. The Servicer may, at any time, instruct the Securities Intermediary to convert funds on deposit in the Collection Account into any Eligible Currency using the Applicable Exchange Rate if, after giving effect to such exchange, (i) the Borrower is in compliance with the Borrowing Base and (ii) the Borrower will have sufficient amounts in the Eligible Currency being converted to pay all amounts payable (calculated on a pro forma basis) in such Eligible Currency on the immediately following Payment Date or such Payment Date, as applicable.

(c) The Servicer shall maintain for the Borrower and the Secured Parties in accordance with their respective interests all Records that evidence or relate to the Collections not previously delivered to the Securities Intermediary and shall, as soon as reasonably practicable upon demand of the Administrative Agent, make available, or, upon the Administrative Agent’s demand following the occurrence and during the continuation of a Servicer Default, deliver to the Administrative Agent copies of all material Records in its possession which evidence or relate to the Collections.

(d) The Servicer shall, as soon as practicable following receipt thereof, turn over to the applicable Person any cash collections or other cash proceeds received with respect to each Collateral Asset that does not constitute a Collateral Asset or was paid in connection with a Retained Interest.

(e) On each Measurement Date, the Servicer (on behalf of the Borrower) shall re-determine the status of each Eligible Collateral Asset as of such calculation date and provide notice of any change in the status of any Eligible Collateral Asset to the Collateral Administrator and, as a consequence thereof, Collateral Assets that were previously Eligible Collateral Assets on a prior Measurement Date may be excluded from the Borrowing Base on such Measurement Date. The Administrative Agent may at any time dispute the determination of whether a Collateral Asset is an Eligible Collateral Asset, any item in the Monthly Report (or component thereof) or the determination as to compliance with any of the Portfolio Criteria by delivering a Collateral Dispute Notice to the Collateral Administrator, the Servicer and the Borrower. Upon delivery of any Collateral Dispute Notice, the Servicer, the Collateral Administrator and the Administrative Agent shall promptly consult each other regarding the information or determination so disputed. The corrected information or determination in such Collateral Dispute Notice shall control (and be used for all calculations and other purposes under the Credit Agreement) until such time as the Borrower, the Servicer, the Collateral Administrator and the Administrative Agent agree in writing that such dispute has been resolved or the Administrative Agent withdraws in writing such Collateral Dispute Notice.

Section 8.04 Representations and Warranties of the Servicer. The Servicer represents, warrants and covenants as of the Closing Date and each date on which a Loan is made as to itself:

(a) Organization and Good Standing. It has been duly organized and is validly existing as a Delaware statutory trust in good standing under the laws of the state of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(b) Due Qualification. It is duly qualified to do business as a Delaware statutory trust and is in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would have a Material Adverse Effect.

(c) Power and Authority. It has the power, authority and legal right to execute and deliver this Agreement and the Loan Documents to which it is a party (in any capacity) and to perform its obligations hereunder and thereunder; and the execution, delivery and performance of this Agreement and the Loan Documents to which it is a party (in any capacity) have been duly authorized by the Servicer by all necessary limited partnership action.

(d) Binding Obligations. This Agreement and the Loan Documents to which it is a party (in any capacity) have been duly executed and delivered by the Servicer and, assuming due authorization, execution and delivery by each other party hereto and thereto, constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally, (B) equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (C) implied covenants of good faith and fair dealing.

(e) No Violation. The execution, delivery and performance of this Agreement and the Loan Documents to which it is a party (in any capacity), the consummation of the transactions contemplated thereby and the fulfillment of the terms thereof do not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its organizational documents, or any material indenture, agreement, mortgage, deed of trust or other material instrument to which it is a party or by which it or its properties are bound, (B) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such material indenture, agreement, mortgage, deed of trust or other instrument (except as may be created pursuant to this Agreement or any other Loan Document), or (C) violate in any material respect any applicable Law except, in the case of this subclause (C), to the extent that such conflict or violation would not reasonably be expected to have a Material Adverse Effect.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best of the Servicer’s knowledge, threatened against it, before any Governmental Authority having jurisdiction over it or its properties (A) asserting the invalidity of any of the Loan Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by the Loan Documents or (C) that would reasonably be expected to have a Material Adverse Effect.

(g) No Consents. No consent, license, approval, authorization or order of, or registration, declaration or filing with, any Governmental Authority having jurisdiction over it or any of its properties is required to be made in connection with the execution, delivery or performance of this Agreement and the Loan Documents to which it is a party (in any capacity) or the consummation of the transactions contemplated thereby, in each case other than (A) consents, licenses, approvals, authorizations, orders, registrations, declarations or filings which have been obtained or made and continuation statements and renewals in respect thereof and (B) where the lack of such consents, licenses, approvals, authorizations, orders, registrations, declarations or filings would not reasonably be expected to have a Material Adverse Effect.

(h) [Reserved].

(i) Information True and Correct. All information (other than any information provided to the Borrower by an un-Affiliated third party) heretofore or hereafter furnished by or on behalf of the Borrower in writing to any Lender, the Collateral Administrator, the Collateral Custodian or the Administrative Agent in connection with this Agreement or any transaction contemplated hereby is and will be (when taken as a whole) true and correct in all material respects and does not omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to any information received from any un-Affiliated third party, the Borrower (i) will not furnish (and has not furnished) any such information to any Lender, the Collateral Administrator, the Collateral Custodian or the Administrative Agent in connection with this Agreement or any transaction contemplated hereby that it knows (or knew) to be incorrect at the time such information is (or was) furnished in any material respect and (ii) has informed (or will inform) the applicable Lender, the Collateral Administrator, the Collateral Custodian or the Administrative Agent, as applicable, of any such information which it found to be incorrect in any material respect after such information was furnished.

(j) [Reserved].

(k) Eligibility of Collateral Assets. All Collateral Assets included as Eligible Collateral Assets in the Borrowing Base as of such date are Eligible Collateral Assets.

(l) Collections. The Servicer acknowledges that all Collections received by it or its Affiliates with respect to the Collateral (other than any Excluded Amounts) are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account or the Unfunded Exposure Account, as applicable.

(m) [Reserved].

(n) Solvency. The Servicer is not the subject of any Insolvency Event. The transactions under this Agreement and any other Loan Document to which the Servicer is a party do not and will not render the Servicer not solvent.

(o) Margin Requirements. None of the transactions contemplated herein or the other Loan Documents (including, without limitation, the use of the proceeds from the pledge of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act or Regulations T, U and X of the FRB.

(p) No Injunctions. No injunction, writ, restraining order or other order of any nature materially adversely affects the Servicer’s performance of its obligations under this Agreement or any Loan Document to which the Servicer is a party.

(q) Allocation of Charges. There is not any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes, fees, assessments or other governmental charges.

(r) Selection Procedures. In selecting the Collateral Assets hereunder, no selection procedures were employed which are intended to be adverse to the interests of the Administrative Agent or any Lender.

Section 8.05 Covenants of the Servicer. Until the date on or after the Maturity Date on which the Loans shall have been repaid in full, all interest shall have been paid, and no other amount (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made) shall be owing to the Secured Parties under this Agreement:

(a) Compliance with Agreements and Applicable Laws. The Servicer shall perform each of its obligations under this Agreement and the other Loan Documents and comply with all applicable Laws, including those applicable to the Collateral Assets and all Collections thereof, except to the extent that the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

(b) Maintenance of Existence and Conduct of Business. The Servicer shall: (i) do or cause to be done all things necessary to (A) preserve and keep in full force and effect its existence as a limited partnership and its rights and franchises in the jurisdiction of its formation and (B) qualify and remain qualified as a foreign organization in good standing and preserve its rights and franchises in each jurisdiction in which the failure to so qualify and remain qualified and preserve its rights and franchises would reasonably be expected to have a Material Adverse Effect; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder or under its organizational documents; and (iii) at all times maintain, preserve and protect all of its licenses, permits, charters and registrations except where the failure to maintain, preserve and protect such licenses, permits, charters and registrations would not reasonably be expected to have a Material Adverse Effect.

(c) Books and Records. The Servicer shall keep proper books of record and account in which full and correct entries in all material respects shall be made of all financial transactions and the assets and business of the Servicer in accordance with GAAP, maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Collateral Assets.

(d) Payment, Performance and Discharge of Obligations. The Servicer shall pay, perform and discharge or cause to be paid, performed and discharged promptly all Charges payable by it except where the failure to so pay, discharge or otherwise satisfy such obligation would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

(e) ERISA. The Servicer shall give the Administrative Agent and each Lender prompt written notice of any event that results in the imposition of a Lien on the Collateral under Section 430 of the Code or Section 303(k) or 4068 of ERISA. The Servicer shall not, and shall not cause or permit any of its Affiliates to, cause or permit to occur an event that results in the imposition of a Lien on the Collateral under Section 430 of the Code or Section 303(k) or 4068 of ERISA.

(f) Compliance with Collateral Assets and Servicing Standard. The Servicer shall, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under any Collateral Assets (except, in the case of a successor Servicer, such material provisions, covenants and other provisions shall only include those provisions relating to the collection and servicing of the Collateral Assets to the extent such obligations are set forth in a document included in the related Collateral Asset File) and shall comply with the Servicing Standard in all material respects with respect to all Collateral Assets.

(g) Maintain Records of Collateral Assets. The Servicer shall, at its own cost and expense, maintain reasonably satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral, including a record that the Collateral has been pledged to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement. The Servicer shall maintain its computer systems so that, from and after the time of sale of any Collateral Asset to any Loan Party, the Servicer’s master computer records (including any back-up archives) that refer to such Collateral Asset shall indicate the interest of the applicable Loan Party in such Collateral Asset and that such Collateral Asset is owned by such Loan Party.

(h) Liens. The Servicer shall not create, incur, assume or permit to exist any Lien on or with respect to any of its rights under any of the Loan Documents, whether with respect to the Collateral Assets or any other Collateral other than Permitted Liens.

(i) Mergers, Etc. The Servicer shall not directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or acquire, any Person, except that the Servicer shall be allowed to effect any such transaction with any entity so long as the Servicer remains the surviving entity of such transaction and such transaction does not result in a Change in Control. The Servicer shall give prior written notice of any such transaction to the Administrative Agent.

(j) Servicing Obligations. The Servicer will not (i) agree to any amendment, waiver or other modification of any Loan Document to which it is a party and to which the Administrative Agent is not a party without the prior written consent of the Administrative Agent if such amendment, waiver or other modification would be adverse to the interests of the Secured Parties under this Agreement, (ii) or (iii) interpose any claims, offsets or defenses it may have as against the Borrower as a defense to its performance of its obligations in favor of any Lender hereunder or under any other Loan Documents.

(k) [Reserved].

(l) Obligor Reports. The Servicer shall furnish to the Administrative Agent, with respect to each obligor, within 10 Business Days of the completion of the Servicer’s portfolio review of such obligor (which, for any individual obligor, shall occur no less frequently than quarterly), (i) any financial reporting packages with respect to such obligor and with respect to each Collateral Asset for each obligor (including any attached or included information, statements and calculations) received by the Loan Parties and/or the Servicer as of the date of the Servicer’s most recent portfolio review and (ii) an internal monitoring report prepared by the Servicer with respect to each obligor. In no case, however, shall the Servicer be obligated hereunder to deliver such obligor reports to the Administrative Agent more than once per calendar quarter; provided, however, to the extent that the Servicer prepares any such obligor reports more frequently than quarterly, the Servicer shall furnish such reports to the Administrative Agent. Upon demand by the Administrative Agent, the Servicer will provide such other information as the Administrative Agent may reasonably request with respect to any Collateral Asset or obligor (to the extent reasonably available to the Servicer and not subject to confidentiality restrictions that would prohibit such disclosure).

(m) [Reserved].

(n) Commingling. The Servicer, in its capacity as the Servicer, shall not deposit or permit the deposit of any funds that do not constitute Collections or other proceeds of any Collateral Assets into the Collection Account, the Interest Collection Account, the Principal Collection Account or the Unfunded Exposure Account; provided, for the avoidance of doubt, that this clause (n) shall not prohibit the deposit of proceeds constituting an equity cure pursuant to Section 2.03(b)(i).

Section 8.06 Servicing Fees; Payment of Certain Expenses by Servicer. On each Payment Date, to the extent not waived, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee for the related Interest Period and any Other Administrative Expenses owing to it, in each case pursuant to Section 2.13. The Servicer shall not defer any accrued but unpaid Servicing Fees. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement and each other Loan Document.

Section 8.07 Collateral Reporting. The Servicer shall cooperate with the Collateral Administrator in the performance of the Collateral Administrator’s duties under Section 12.03. Without limiting the generality of the foregoing, the Servicer shall supply in a timely fashion any information maintained by it that the Collateral Administrator may from time to time request with respect to the Collateral Assets and reasonably necessary to complete the reports and certificates required to be prepared by the Collateral Administrator hereunder or required to permit the Collateral Administrator to perform its obligations hereunder.

Section 8.08 Notices. The Servicer shall deliver to the Administrative Agent (who shall forward a copy to each Lender and the Collateral Administrator) promptly after having obtained knowledge thereof, notice of any Servicer Default or Event of Default. The Servicer shall deliver to the Administrative Agent, promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, written notice in an Officer’s Certificate of any Unmatured Servicer Default or Default.

Section 8.09 Access to Servicer and Servicer’s Records. (a) Each of the Borrower and the Servicer shall permit representatives of the Administrative Agent (who may be accompanied by representatives of any requesting Lender) at any time and from time to time as the Administrative Agent shall reasonably request, without unreasonably interfering with such Person’s business and affairs, (x) to inspect and make copies of and abstracts from its records relating to the Collateral Assets, and (y) to visit its properties in connection with the collection, processing or servicing of the Collateral Assets for the purpose of examining such records, and to discuss matters relating to the Collateral Assets or such Person’s performance under this Agreement and the other Loan Documents with any officer or employee or auditor (if any) of such Person having knowledge of such matters, in each case other than (I) material and affairs protected by the attorney client privilege and (II) material which such Person may not disclose without violation of any applicable Law. Each of the Borrower and the Servicer agrees to render to the Administrative Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing; provided that such assistance shall not interfere in any material respect with the Servicer’s business and operations. So long as no Event of Default or Servicer Default has occurred and is continuing, such visits and inspections shall occur only (i) upon two Business Days’ prior written notice, (ii) during normal business hours and (iii) no more than once in any calendar quarter. During the existence of an Event of Default or a Servicer Default, there shall be no limit on the timing or number of such inspections and no prior notice will be required before any inspection.

(b) The Borrower and the Servicer, as applicable, shall provide to the Administrative Agent access to the Collateral Assets and all other documents regarding the Collateral Assets included as part of the Collateral and the Related Security in each case, in its possession, in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon five Business Days’ prior written notice (so long as no Event of Default or Servicer Default has occurred and is continuing), (ii) during normal business hours and (iii) up to once per calendar quarter (so long as no Event of Default or Servicer Default has occurred and is continuing). From and after the Closing Date and periodically thereafter at the reasonable discretion of the Administrative Agent, the Administrative Agent may review the Borrower’s and the Servicer’s collection and administration of the Collateral Assets in order to assess compliance by the Servicer with the Servicer’s written policies and procedures, as well as this Agreement and may, no more than once in any calendar year, conduct an audit of the Collateral Assets and Records in conjunction with such review, subject to the limits set forth in Section 8.09(d).

(c) Nothing in this Section 8.09 shall derogate from the obligation of the Borrower and the Servicer to observe any applicable Law prohibiting disclosure of information regarding the obligors, and the failure of the Servicer to provide access as a result of such obligation shall not constitute a breach of this Section 8.09.

(d) The Borrower shall bear the costs and expenses of all audits and inspections permitted by this Section 8.09 as well as Section 12.08, subject to a maximum of $50,000 per annum of such expenses in the aggregate, and any additional audits, inspections or expenses in excess of $50,000 per annum shall be for the account of the Administrative Agent or Lenders, as applicable; provided that during the continuance of an Event of Default or a Servicer Default, the Borrower shall be required to bear the expense of all such inspections and audits.

Section 8.10 Optional Sales. (a) The Borrower shall have the right to sell (or to cause a Permitted Subsidiary to sell) all or a portion of the Collateral Assets (each, an “Optional Sale”), subject to the following terms and conditions (provided that none of the following terms and conditions shall be applicable to the release of Collateral Assets in connection with a Securitization Take-Out):

(i) immediately after giving effect to such Optional Sale:

(A) except for an Optional Sale in accordance with the written report approved by the Administrative Agent pursuant to Section 2.03(b)(i), no Borrowing Base Deficiency exists (other than a Borrowing Base Deficiency that would be cured after giving effect to such Optional Sale) or would occur as a result of such Optional Sale;

(B) no Default (other than any Borrowing Base Deficiency with respect to which the Administrative Agent shall have granted its consent to such Optional Sale pursuant to clause (A) above), Event of Default, Unmatured Servicer Default or Servicer Default shall have occurred and be continuing;

(C) during the immediately preceding twelve (12) month period, the Borrower will not have sold Collateral Assets in Optional Sales with an Aggregate Adjusted Balance in excess of 20% of the Aggregate Adjusted Balance as of the first day of such period; provided that such limit shall not apply to the sale of Collateral Assets that are Broadly Syndicated Loans; and

(D) the Borrower will not have sold Borrower Parent Loans (including, for the avoidance of doubt, Broadly Syndicated Loans which are exempt from the limits in clause (C)) to any Affiliate of the Borrower (other than Warranty Collateral Assets) in Optional Sales with an Aggregate Adjusted Balance in excess of 20% of the highest Aggregate Adjusted Balance of the Borrower Parent Loans at any time during the Availability Period;

(ii) at least one (1) Business Day prior to the date of any Optional Sale, the Servicer, on behalf of the Borrower, shall give the Administrative Agent and the Collateral Administrator written notice of such Optional Sale, which notice shall identify the related Collateral subject to such Optional Sale and the expected proceeds from such Optional Sale, indicate that such Optional Sale is a Permitted Rebalancing Sale if applicable, and include (x) a Borrowing Base Certificate and (y) a certificate of the Servicer substantially in the form of Exhibit F-3 requesting the release of the related Collateral Asset File in connection with such Optional Sale;

(iii) such Optional Sale shall be made by the Servicer, on behalf of the Borrower (A) in accordance with the Servicing Standard, (B) reflecting arm’s length market terms and (C) in a transaction in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party (other than those which are customarily made or provided in connection with the sale of assets of such type);

(iv) if such Optional Sale is to an Affiliate of the Borrower or the Servicer and is at a price less than the Assigned Value of the applicable Collateral Asset, the Administrative Agent has given its prior written consent (in its sole discretion); and

(v) on the date of such Optional Sale, all proceeds from such Optional Sale (net of reasonable expenses incurred in connection with such Optional Sale) (x) will be deposited directly into the Collection Account and (y) with respect to any sold Collateral Asset, will be in the same Eligible Currency as such Collateral Asset; provided that (A) in the case of any Optional Sale by an HPS Partnership, the Borrower will cause such HPS Partnership to distribute the related Partnership Asset Proceeds from such Optional Sale to the members of such HPS Partnership, pro rata according to their respective Equity Interests, and the Borrower will transfer its pro rata portion of such Partnership Asset Proceeds into the Collection Account no later than ten (10) Business Days after such Partnership Asset Proceeds are received by such HPS Partnership and (B) in the case of any Optional Sale by a Permitted Subsidiary, the Borrower will cause such Permitted Subsidiary to distribute the related proceeds from such Optional Sale to the Borrower (i) in the case of sale proceeds in respect of any Collateral Asset in an amount not exceeding the cost basis of such Collateral Asset, no later than ten (10) Business Days after such sale proceeds are received by such Permitted Subsidiary, and (ii) otherwise, as soon as reasonably practicable pursuant to the Organization Documents of such Permitted Subsidiary, which distributions pursuant to this clause (ii) shall be made not less frequently than quarterly; provided, further, that any such proceeds not transferred as required hereunder shall be immediately excluded from the calculation of the Borrowing Base.

(b) In connection with any Optional Sale, following deposit of the net proceeds from such Optional Sale into the Collection Account, the Administrative Agent shall be deemed to release and transfer to the applicable Loan Party without recourse, representation or warranty all of the right, title and interest of the Administrative Agent for the benefit of the Secured Parties in, to and under such Collateral Asset(s) and related Collateral subject to such Optional Sale and such portion of the Collateral so transferred shall be released from the Lien of the Security Agreement.

(c) The Borrower hereby agrees to pay the reasonable and documented outside counsel legal fees and out-of-pocket expenses of one counsel in each applicable jurisdiction for each of the Administrative Agent and the Collateral Administrator in connection with any Optional Sale (including, but not limited to, reasonable and documented out-of-pocket expenses incurred in connection with the release of the Lien of the Administrative Agent, on behalf of the Secured Parties, in the Collateral in connection with such Optional Sale).

(d) In connection with any Optional Sale, the Administrative Agent shall, at the sole expense of the Borrower, execute such instruments of release with respect to the portion of the Collateral subject to such Optional Sale to the applicable Loan Party, in recordable form if necessary, as the Borrower may reasonably request.

(e) Notwithstanding the foregoing restrictions, with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed if during the twelve (12) month period immediately following the Closing Date), the Borrower and/or any Permitted Subsidiary may effect an Optional Sale of Collateral Assets to the Borrower Parent and/or one or more of its Subsidiaries in connection with the overall ramping of the Borrower Parent’s asset portfolio (such sale, a “Permitted Rebalancing Sale”), which sales:

(i) shall not be subject to the limitations set forth in clauses (a)(i)(C) and (a)(i)(D) above (and any Collateral Assets sold pursuant to a Permitted Rebalancing Sale shall be excluded when calculating whether any other Optional Sale satisfies the limitations set forth in clauses (a)(i)(C) and (a)(i)(D) above);

(ii) shall be effected at a purchase price equal to the fair market value of the subject Collateral Assets, provided that the cash portion of the purchase price received by the Borrower and/or any such Permitted Subsidiary shall equal not less than the aggregate Borrowing Base Value of the subject Collateral Assets (and for the avoidance of doubt, any positive difference between the fair market value of such Collateral Assets and the aggregate Borrowing Base Value of such Collateral Assets shall be deemed to be a distribution by the Borrower to the Borrower Parent on account of the Borrower Parent’s limited partnership interest in the Borrower);

(iii) shall otherwise be subject to the requirements set forth in this Section 8.10 and the other requirements set forth in this Agreement; and

(iv) may be effected on not more than two (2) occasions after the Closing Date.

Section 8.11 Repurchase of Warranty Collateral Assets. (a) Notwithstanding anything in this Agreement to the contrary, in the event of a breach of Section 5.08(a), Section 5.19, Section 5.32, Section 8.04(k), Section 13.03 or the third sentence of Section 13.05(b) with respect to a Collateral Asset (or the Related Security and other related collateral constituting part of the Collateral related to such Collateral Asset), in each case, which breach occurs or was continuing on the date of the conveyance of such Collateral Asset to the Borrower (each such Collateral Asset, a “Warranty Collateral Asset”), no later than 30 days after the earlier of (x) knowledge of such breach on the part of the Servicer and (y) receipt by the Servicer of written notice thereof given by the Administrative Agent (with a copy to each Lender), the Borrower shall convey such Warranty Collateral Asset to the Borrower Parent and repay Loans (first in the applicable Eligible Currency, then, to the extent proceeds are remaining, in another Eligible Currency designated by the Servicer) in an amount equal to (a) if no Default or Event of Default has occurred and is continuing, the amount necessary to cause the Total Outstandings as of such day to not exceed the Borrowing Base as of such day (excluding such Warranty Collateral Asset) or (b) otherwise, the Repurchase Amount of such Warranty Collateral Asset to which such breach relates, in each case, together with interest accrued on such Loans; provided that no such repayment shall be required to be made with respect to any Warranty Collateral Asset (and such Collateral Asset shall cease to be a Warranty Collateral Asset) if, on or before the expiration of such 30 day period, the representations and warranties set forth above with respect to such Warranty Collateral Asset shall be made true and correct with respect to such Warranty Collateral Asset as if such Warranty Collateral Asset had become part of the Collateral on such day or if the Total Outstandings do not exceed the Borrowing Base.

(b) In connection with any conveyance of a Warranty Collateral Asset as set forth in Section 8.11(a), following deposit of all proceeds from such conveyance received from the Borrower Parent into the Collection Account, the Administrative Agent shall be deemed to release and transfer to the Borrower without recourse, representation or warranty all of the right, title and interest of the Administrative Agent for the benefit of the Secured Parties in, to and under such Warranty Collateral Asset(s) and related Collateral subject to such conveyance and such portion of the Collateral so transferred shall be released from the Lien of this Agreement.

(c) In connection with any conveyance of a Warranty Collateral Asset as set forth in Section 8.11(a), the Administrative Agent shall, at the sole expense of the Borrower, execute such instruments of release with respect to the portion of the Collateral subject to such conveyance to the Borrower, in recordable form if necessary, as the Borrower may reasonably request.

Section 8.12 Servicing of REO Assets; Other Subsidiaries. (a) If, in the reasonable business judgment of the Servicer, it becomes necessary to convert any Collateral Asset that is secured by real property into an REO Asset, the Servicer shall first cause the Borrower to transfer and assign such Collateral Asset (or the portion thereof owned by a Loan Party) to a special purpose vehicle (the “REO Subsidiary”) using a contribution agreement reasonably acceptable to the Administrative Agent. All equity interests of the REO Subsidiary acquired by the Borrower shall immediately become a part of the Collateral and be subject to the grant of a security interest pursuant to the Security Agreement and shall be promptly delivered to the Collateral Custodian, each undated and duly indorsed in blank. The REO Subsidiary shall be formed and operated pursuant to Organization Documents reasonably acceptable to the Administrative Agent. After execution thereof, the Servicer shall prevent the REO Subsidiary from agreeing to any amendment or other modification of the REO Subsidiary’s organizational documents which, as determined by the Administrative Agent, would be materially adverse to the interests of the Secured Parties under this Agreement without first obtaining the written consent of the Administrative Agent. The Servicer shall cause each REO Asset to be serviced (i) in accordance with applicable Law, (ii) with reasonable care and diligence, (iii) in accordance with the applicable REO Subsidiary’s Organization Documents, and (iv) in accordance with the Servicing Standard (collectively, the “REO Servicing Standard”). The Servicer will cause all “Distributable Cash” (or comparable definition set forth in the REO Subsidiary’s Organization Documents) to be deposited into the Collection Account within two (2) Business Days of receipt thereof.

(b) In the event that title to any Related Property is acquired on behalf of the REO Subsidiary for the benefit of its members in foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of a REO Subsidiary. The Servicer shall cause the REO Subsidiary to manage, conserve, protect and operate each REO Asset for its members solely for the purpose of its prompt disposition and sale.

(c) Notwithstanding any provision to the contrary contained in this Agreement, the Servicer shall not (and shall not permit the REO Subsidiary to) obtain title to any Related Property as a result of or in lieu of foreclosure or otherwise, obtain title to any direct or indirect partnership interest in any obligor pledged pursuant to a pledge agreement and thereby be the beneficial owner of Related Property, have a receiver of rents appointed with respect to, and shall not otherwise acquire possession of, or take any other action with respect to, any Related Property if, as a result of any such action, the REO Subsidiary would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of, such Related Property within the meaning of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, or any comparable and applicable state or local environmental law, unless the Servicer has previously determined in accordance with the REO Servicing Standard, based on an updated Phase I environmental assessment report generally prepared in accordance with the ASTM Phase I Environmental Site Assessment Standard E 1527-13, as may be amended or, with respect to residential property, a property inspection and title report:

(i) such Related Property is in compliance in all material respects with applicable environmental laws; and

(ii) that there are no Recognized Environmental Conditions, including controlled RECs, collectively “RECS” (as defined by the ASTM Phase I Environmental Site Assessment Standard E 1527-13) present at such Related Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation would reasonably be expected to be required by the owner, occupier or operator of the Related Property under applicable federal, state or local law or regulation, other than such RECs subject to a reasonable mitigant (including, without limitation, an environmental insurance policy or an acceptable third-party indemnity) and except where the expected benefits of taking title to or ownership or possession of such Related Property outweigh the expected cost of such potential investigation, testing, monitoring, containment, clean-up or remediation.

(d) In the event that the Phase I or other environmental assessment first obtained by the Servicer with respect to Related Property indicates that such Related Property may not be in compliance with applicable environmental laws in all material respects or that hazardous materials may be present for which investigation, testing, monitoring, containment, clean-up or remediation would reasonably be expected to be required by the owner, occupier or operator of the Related Property, but does not definitively establish such fact, the Servicer shall cause the Borrower to promptly sell the related Loan in accordance with Section 8.10 to the extent permitted thereunder, unless such potential non-compliance or potential hazardous materials are subject to a reasonable mitigant (including, without limitation, an environmental insurance policy or an acceptable third-party indemnity) and except where the expected benefits of retaining the Loan outweigh the expected cost of such potential investigation, testing, monitoring, containment, clean-up or remediation.

(e) On or prior to the Closing Date, the Borrower shall (a) cause each Permitted Subsidiary to become a guarantor of the Obligations and to grant a security interest in any Collateral Assets owned by such Permitted Subsidiary by executing and delivering a Guaranty and Security Agreement or a Guaranty, as applicable, and (b) execute and deliver each Permitted Subsidiary Security Agreement and each HPS Partnership Pledge Agreement, as applicable. Upon the Borrower’s and each Permitted Subsidiary’s compliance with the foregoing provisions, as applicable, and the receipt of a copy of an Approval Notice with respect to the Collateral Assets owned by such Permitted Subsidiary from the Administrative Agent, such Collateral Asset (a “Qualifying Asset”) shall be deemed to be an Eligible Collateral Asset for all purposes under this Agreement and shall be included in the calculation of the Borrowing Base.

ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES

Section 9.01 Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein and in the currency required hereunder, (A) any amount of principal of any Loan, or (B) on the Maturity Date any interest on any Loan or any fee due hereunder or (ii) other than on the Maturity Date, any interest on any Loan or any other fee due hereunder or any other amount payable hereunder or under any other Loan Document and in the case of this clause (ii), such failure to pay is not cured within three Business Days after the same becomes due, unless such failure to pay is due to the action or inaction of the Collateral Administrator, in which case such failure to pay is not cured within five Business Days after the same becomes due;

(b) Borrowing Base Deficiency. A Borrowing Base Deficiency exists and the Borrower fails to give written notice of its intent to cure or fails to cure the Borrowing Base Deficiency in accordance with Section 2.03(b);

(c) Specified Covenants. (i) The Borrower or the Borrower GP fails to perform or observe in any material respect any covenant in Sections 6.02 or 6.03 (other than Section 6.03(a)) and such failure continues for five (5) Business Days, (ii) the Borrower or the Borrower GP fails to perform or observe in any material respect any covenant in Sections 6.03(a), 6.05, 6.13, 6.14, 6.20, 6.21, 7.01, 7.02, 7.03, 7.04, 7.05, 7.06, 7.07, 7.08, 7.09, 7.10, 7.11, 7.12, 7.14 and 7.16 or (iii) the Borrower Parent fails to perform or observe in any material respect any covenant in Sections 4.1, 4.2 and 5.1 of the Sale Agreement;

(d) Insolvency Event. An Insolvency Event shall have occurred and be continuing with respect to either the Borrower, the Borrower GP, the Borrower Parent or the Servicer;

(e) Other Defaults. The Borrower fails to perform or observe in a material respect any other covenant or agreement (not specified in subsection (a) through (d) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days following notice;

(f) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or the Borrower GP herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made, and such representation (i) is not capable of cure or (ii) has not been cured within 30 days following notice, if such misrepresentation would reasonably be expected to result in a Material Adverse Effect (without giving effect to any “material,” “Material Adverse Effect” or other similar qualification to such representation or warranty);

(g) Security Interest Failure. (i) the Administrative Agent fails for any reason to have a perfected first-priority (subject to any Permitted Liens) security interest in any Collateral in accordance with the terms of the Security Agreement (provided that it will not be an Event of Default if such failure is a result any action or inaction by (A) the Collateral Administrator and such failure is remedied within three (3) Business Days after notice or (B) the Administrative Agent) and (ii) the corresponding exclusion of such Collateral from the Borrowing Base results in a Borrowing Base Deficiency and such Borrowing Base Deficiency is not cured as provided in Section 2.03(b);

(h) Invalidity of Loan Documents. Any material obligation of the Borrower or its Affiliates under any Loan Document at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made), ceases to be in full force and effect; or the Borrower or any other Person contests in any manner the validity or enforceability of any material provision of any Loan Document; or the Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any material provision of any Loan Document;

(i) Servicer Default. A Servicer Default shall have occurred and be continuing past any applicable notice or cure period provided in the definition thereof;

(j) Change in Control. A Change in Control shall have occurred;

(k) Investment Company Act. The Borrower or the Borrower GP shall become required to register as an “investment company” within the meaning of the Investment Company Act or the arrangements contemplated by the Loan Documents shall require registration as an “investment company” within the meaning of the Investment Company Act;

(l) Independent Director. (i) Failure of the Borrower GP to maintain at least one Independent Director, (ii) the removal of any Independent Director without Cause or prior written notice to the Administrative Agent (in each case as required by the Organization Documents of the Borrower GP) or (iii) an Independent Director of the Borrower GP that does not meet the definition of “Independent Director” set forth herein shall be appointed without the consent of the Administrative Agent; and in the case of each of clauses (i), (ii) and (iii), the Borrower GP shall not have replaced such Independent Director with another Person that meets the definition of “Independent Director” within five (5) Business Days following such event;

(m) Failure to Make Payments. Failure of the Borrower to make any payment when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party in an aggregate amount in excess of $500,000, individually or in the aggregate; or the occurrence of any event or condition (after giving effect to any related grace period or any required notice) that gives rise to a right of acceleration with respect to such recourse debt in excess of $500,000;

(n) Judgments. Any court shall render a final, non-appealable judgment against the Borrower in an amount in excess of $500,000 which shall not be satisfactorily stayed, discharged, vacated, set aside or satisfied or covered by insurance (subject to customary deductibles) within 30 days of the making thereof;

(o) Bankruptcy Remoteness. The Borrower shall fail to qualify as a bankruptcy-remote entity based upon customary criteria such that Dechert LLP or any other reputable counsel could no longer render a substantive nonconsolidation opinion with respect to the Borrower;

(p) Assignment. The Borrower makes any assignment or attempted assignment of its respective rights or obligations under this Agreement or any other Loan Document without first obtaining the specific written consent of each Lender, which consent may be withheld in the exercise of its sole and absolute discretion;

(q) Tax Liens. The Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower, except, in each case, for any such Lien that is a Permitted Lien;

(r) Deposits. The failure on the part of the Borrower or the Servicer to (i) make any payment or deposit (including, without limitation, with respect to bifurcation and remittance of Principal Collections and Interest Collections or any other payment or deposit required to be made by the terms of the Loan Documents) required by the terms of any Loan Document in accordance with Section 8.03(b) or (ii) otherwise observe or perform any covenant, agreement or obligation with respect to the management and distribution of funds received with respect to the Collateral; or

(s) Regulatory Event. A Regulatory Event occurs with respect to the Borrower Parent.

Section 9.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall at the request of the Required Lenders (or may with the consent of the Required Lenders) take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; or

(c) deliver a notice of exclusive control in relation to the Accounts and give instructions to the Securities Intermediary in relation thereto under the provisions of the Loan Documents, and may (in addition to all other rights and remedies under the Loan Documents and of a secured party under the UCC and other legal or equitable remedies) realize upon the Collateral, and may, if the Loans have been accelerated in accordance with this Agreement immediately sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof, subject to, and in accordance with the terms of the Security Agreement; and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the occurrence of an Insolvency Event with respect to the Borrower, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

ARTICLE X

ADMINISTRATIVE AGENT

Section 10.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders and the Borrower shall have no rights as third party beneficiary of any such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 10.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents or those rights and powers that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or not taken by it under or in connection with this Agreement or the other Loan Documents or with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02). The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given in writing to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it in good faith to have been made by the proper Person, and shall not incur any liability for relying thereon in the absence of its own gross negligence or willful misconduct. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other independent experts selected by it with due care, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts.

Section 10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any non-Affiliated sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 10.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon any such notice of resignation, the Required Lenders shall have the right, if no Event of Default exists or is continuing upon the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed), and if an Event of Default exists and is continuing in consultation with the Borrower, to appoint a successor, which at all times shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

Section 10.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 10.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, the Arranger shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

Section 10.09 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid and to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (f) of Section 11.01 of this Agreement), (ii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Section 10.10 Collateral Matters. Without limiting the provisions of Section 10.09, the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders;

(b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01; and

(c) to acknowledge that the Lien of the Administrative Agent under any Loan Document does not encumber a Collateral Asset that has been sold by the Borrower for cash consideration and/or, in the case of a Permitted Rebalancing Sale, as a deemed distribution on account of the Borrower Parent’s limited partnership interest in the Borrower, if (i) any such cash consideration has been delivered into the Collection Account, (ii) the transfer of such Collateral Asset has not been or cannot be completed and (iii) the Borrower has settled such sale as a participation or similar arrangement (including settlement as a participation pending transfer).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 10.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Borrower in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 10.11 Indemnification. The Lenders agree to indemnify the Administrative Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower or the Servicer under the Loan Documents, and without limiting the obligation of such Persons to do so in accordance with the terms of the Loan Documents), ratably according to the outstanding amounts of their Loans from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for the Administrative Agent or the affected Person in connection with any investigative, or judicial proceeding commenced or threatened, whether or not the Administrative Agent or such affected Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrative Agent or such affected Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or under the Loan Documents or any other document furnished in connection herewith or therewith.

Section 10.12 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent or the Collateral Administrator makes a payment hereunder in error to any Secured Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Secured Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent or the Collateral Administrator, as applicable, forthwith on demand the Rescindable Amount received by such Secured Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent or the Collateral Administrator, as applicable, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent or the Collateral Administrator, as applicable, in accordance with banking industry rules on interbank compensation. Each Secured Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent or the Collateral Administrator, as applicable, shall inform each Secured Party promptly upon determining that any payment made to such Secured Party comprised, in whole or in part, a Rescindable Amount.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Amendments, Etc. Except in connection with the adoption of a Successor Rate, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders, the Administrative Agent, the Servicer and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01(a) without the written consent of each Lender;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the interest rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(e) change any provision in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or

(f) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender;

and, provided, further, that (i) no amendment, waiver or consent shall amend, modify or waive any provision adversely affecting the rights, obligations or duties of the Collateral Administrator, the Collateral Custodian or the Securities Intermediary, in each case without the prior written consent of the Collateral Administrator, the Collateral Custodian or the Securities Intermediary, as applicable, and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately and materially adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

Section 11.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Servicer the Collateral Administrator, the Securities Intermediary, the Collateral Custodian or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon sending, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent of any such losses, claims, damages, liabilities or expenses arising out of the gross negligence or willful misconduct of the Agent Parties.

(d) Effectiveness of Facsimile of Electronic Mail Documents. Loan Documents may be transmitted by facsimile or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on the Borrower, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or electronic mail document or signature.

(e) Change of Address, Etc. Each of the Borrower, the Servicer and the Administrative Agent may change its address, electronic mail address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Servicer and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(f) Reliance by Administrative Agent and Lenders. The Administrative Agent, the Collateral Administrator and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the Collateral Administrator, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of, and reasonably believed in good faith to be given by or on behalf of, the Borrower in the absence of such Person’s gross negligence or willful misconduct. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.11), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.11, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 11.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary and each Lender and their respective Affiliates (including the reasonable and documented fees, charges and out-of-pocket disbursements of one counsel in each applicable jurisdiction for the Administrative Agent or for the Lenders as a whole and one counsel to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary as a whole, in addition to local counsel (if applicable)), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), other than, in the case of the Administrative Agent, those which result from a claim brought by the Borrower, the Borrower Parent or the Servicer against the Administrative Agent for breach of its obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary or any Lender (including the reasonable and documented fees, charges and out-of-pocket disbursements of counsel in each applicable jurisdiction for the Administrative Agent or for the Lenders as a whole and counsel to the Collateral Administrator, the Collateral Custodian and the Securities Intermediary as a whole) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary, along with any sub-agent, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all reasonable and documented costs, losses, claims, damages, liabilities and related out-of-pocket expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) (all of the foregoing being collectively called “Indemnified Amounts”) and shall indemnify and hold harmless each Indemnitee from all reasonable and documented fees and time charges and out-of-pocket disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower) arising out of, in connection with, or as a result of (i) the execution, administration, delivery or enforcement of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing (including without limitation any such claim, litigation or proceeding arising from any sale or distribution of securities by the Borrower or Borrower Parent), whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower, the Borrower Parent or the Servicer against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), in the case of the Administrative Agent and the Lenders, this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. If the Borrower has made any payment pursuant to this Section 11.04(b) and the recipient thereof later collects any payments from others (including insurance companies) in respect of such amounts or is found in a final and nonappealable judgment by a court of competent jurisdiction not to be entitled to such indemnification, then the recipient agrees that it shall promptly repay to the Borrower such amounts collected.

(c) Indemnification by the Servicer. Without limiting any other rights which any such Person may have hereunder or under applicable Law, the Servicer agrees to indemnify each Indemnitee forthwith on demand, from and against any and all Indemnified Amounts determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the actions of the Servicer in performing its duties under this Agreement strictly as Servicer hereunder constituting fraud, bad faith or willful misconduct, excluding, however, Indemnified Amounts payable to an Indemnitee (a) to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of any Indemnitee or its agent or subcontractor, (b) nonpayment by any obligor of an amount due and payable with respect to a Collateral Asset or any change in the market value of any Collateral Asset, (c) any loss in value of any Cash Equivalent or (d) in respect of Taxes (other than Taxes that represent losses or damages arising from a non-Tax claim).

(d) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary, or any sub-agent thereof, or any Related Party of the foregoing, each Lender severally agrees to pay to the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary, or any sub-agent thereof, or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Aggregate Commitments at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary, or any sub-agent thereof, or against any Related Party of any of the foregoing acting for the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary, or any sub-agent thereof, in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(d).

(e) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, each party hereto shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that the foregoing shall not limit the indemnification obligations of the Borrower to any Indemnitee pursuant to Section 11.04(b) based upon any third-party claims relating thereto. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final and nonappealable judgment of a court of competent jurisdiction or breach of an obligation hereunder.

(f) Payments. All amounts due under this Section shall be payable not later than ten Business Days after written demand therefor.

(g) Sufficiency of Remedies. Borrower hereby acknowledges that, solely upon the occurrence of an Event of Default described in Section 9.01(a) or 9.01(d) hereof or following a foreclosure by the Administrative Agent under the Security Agreement, (i) any and all claims, damages and demands against the Administrative Agent or any Lender arising out of, or in connection with, the exercise by the such Person of any of such Person’s rights or remedies under the Facility can be sufficiently and adequately remedied by monetary damages, (ii) no irreparable injury will be caused to the Borrower, the Borrower Parent or the Servicer as a result of, or in connection with, any such claims, damages or demands, and (iii) no equitable or injunctive relief shall be sought by the Borrower, the Borrower Parent or the Servicer as a result of, or in connection with, any such claims, damages or demands.

(h) After-Tax Basis. Indemnification under this Section 11.04 shall be in an amount necessary to make the Indemnitee whole after taking into account any Tax consequences to the Indemnitee of the receipt of the indemnity provided hereunder (or of the incurrence of the underlying damage, cost or expense), including the effect of such Tax or refund on the amount of Tax measured by net income or profits that is or was payable by the Indemnitee (and the effect of any deduction or loss realized by the Indemnitee).

(i) Survival. The agreements in this Section and the indemnity provisions of Section 11.02(f) shall survive the resignation of the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made).

Section 11.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary or any Lender, or the Administrative Agent, the Collateral Administrator, the Collateral Custodian, the Securities Intermediary or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent, the Collateral Administrator, the Collateral Custodian or the Securities Intermediary, as applicable, upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 11.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or contemporaneous assignments to related Approved Funds that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $25,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(iii) Required Consents. No consent shall be required for any syndication and/or assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) (1) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) will be required for the syndication or assignment by any Lender of all or a portion of its rights and obligations under this Agreement, unless an Event of Default has occurred and is continuing at the time of such syndication or assignment; provided that (x) the Borrower will be deemed to have consented to any such assignment unless it objects thereto by written notice to the Administrative Agent within five (5) Business Days after receipt of written notice and request for consent, (y) the initial Lender may participate any portion of the facility to any assignee other than a Competitor without the consent of the Borrower and (z) the consent of the Borrower shall not be required (I) if such assignment is to an Affiliate of such Lender or (II) if such assignment is to any assignee other than a Competitor, upon the determination by a Lender that its ownership of any of its rights or obligations hereunder is prohibited by applicable Law (including, without limitation, the Volcker Rule);

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C) any Lender proposing an assignment pursuant to this Section 11.06(b) shall provide written notice to the Borrower of such proposed assignment no later than five (5) Business Days prior to the delivery of any Assignment and Assumption Agreement or other notice to the Administrative Agent for the purpose of initiating a request by the Administrative Agent for the consent of the Borrower pursuant to clause (A) above.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500, it being understood that for the purposes of such fee, the Borrower will not be considered as a party to each assignment; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates, (B) to any Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to any Competitor unless an Event of Default has occurred and is continuing or (D) to a natural Person or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person (any such Person described in clause (A), (B), (C) or (D), a “Disqualified Lender”).

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon written request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time sell participations to any Person (other than a Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) will be required for sale by any Lender (other than a sale by the initial Lender to any Participant that is not a Competitor) of a participation, unless an Event of Default has occurred and is continuing at the time of such sale; provided that the Borrower will be deemed to have consented to any such sale unless it objects thereto by written notice to the Administrative Agent within 10 Business Days after notice thereof, and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(d) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.04 and 3.01 (subject to the requirements and limitations therein, including the requirements under Section 3.01(f) (it being understood that the documentation required under Section 3.01(f) shall be delivered to the Lender that sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06(b) and 11.13 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.06 or 3.01, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06(b) and 11.13 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Status as Approved Lender. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, each Lender hereunder, and each Participant, must at all times be an Approved Lender. Accordingly:

(i) each Lender represents to the Borrower, (A) on the date that it becomes a party to this Agreement (whether by being a signatory hereto or by entering into an Assignment and Assumption) and (B) on each date on which it makes a Loan hereunder, that it is an Approved Lender;

(ii) each Lender agrees that it shall not assign, or grant any participations in, any of its rights or obligations under this Agreement to any Person unless such Person is an Approved Lender; and

(iii) the Borrower agrees that, to the extent it has the right to consent to any assignment or participation herein, it shall not consent to such assignment or participation hereunder unless it reasonably believes that the assignee or participant is an Approved Lender at the time of such assignment or participation and that such assignment or participation will not cause the Borrower or the pool of Collateral to be required to register as an investment company under the Investment Company Act.

Section 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, and the applicable Lender or Administrative Agent shall be responsible for any breach by any such Affiliate or Related Party of the confidentiality provisions contained herein), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process with prior written notice to the Borrower, (d) to any other party hereto pursuant to a notice provided for hereunder or under the other Loan Documents, (e) to the extent necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 11.01 or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any of the Borrower and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, the Servicer or any of their respective representatives or agents. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. “Information” means all information received from the Borrower relating to the Borrower, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or is identified at the time of delivery as nonconfidential.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

Section 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Secured Party or its Affiliates, irrespective of whether or not such Secured Party or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Secured Party different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Secured Party and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or its Affiliates may have. Each Secured Party agrees to notify in writing the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the final and entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. The parties agree that this Agreement may be executed and delivered by electronic signatures and that the signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

Section 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made) hereunder shall remain unpaid.

Section 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 11.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) to the extent required by the Administrative Agent pursuant to Section 11.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05, other than in the case of any Defaulting Lender) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d) such assignment does not conflict with applicable Laws; and

(e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 11.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO (OTHER THAN THE COLLATERAL ADMINISTRATOR AND THE COLLATERAL CUSTODIAN) IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK (AND WITH RESPECT TO THE COLLATERAL ADMINISTRATOR AND THE COLLATERAL CUSTODIAN, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK), AND

ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN ANY LOAN DOCUMENT THAT EXPRESSLY PROVIDES FOR SUBMISSION TO ANY OTHER COURT), OR FOR RECOGNITION OF ENFORCEMENT OF ANY JUDGMENT WITH RESPECT THERETO, AND EACH PARTY HERETO AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WITH REGARD TO THE ENFORCEMENT OF ITS RIGHTS WITH RESPECT TO THE COLLATERAL AGAINST ANY PARTY HERETO OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL IS LOCATED OR IT IS OTHERWISE NECESSARY IN ORDER TO ENFORCE ITS RIGHTS OVER THE COLLATERAL.

(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. THE BORROWER, THE BORROWER GP, THE LENDERS AND THE ADMINISTRATIVE AGENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. EACH PARTY HERETO HEREBY AGREES THAT NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent the Arranger, and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, the Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, each of the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 11.17 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committee Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 11.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a written request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Each of the Collateral Administrator and the Collateral Custodian hereby notifies the Borrower, the Servicer, the Administrative Agent, each Lender, the Sole Lead Arranger and Sole Book Manager that it is required to obtain, verify and record information that identifies the Borrower, the Servicer, the Administrative Agent, each Lender, the Sole Lead Arranger and Sole Book Manager, which information includes the name and address of the Borrower, the Servicer, the Administrative Agent, each Lender, the Sole Lead Arranger and Sole Book Manager and other information that will allow such Collateral Administrator or the Collateral Custodian, as applicable, to identify the Borrower, the Servicer, the Administrative Agent, each Lender, the Sole Lead Arranger and Sole Book Manager in accordance with the Act. Each of the Borrower, the Servicer, the Administrative Agent, each Lender, the Sole Lead Arranger and Sole Book Manager shall, promptly following a written request by the Collateral Administrator or the Collateral Custodian, provide all documentation available to it and other information that the Collateral Administrator or the Collateral Custodian requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Section 11.19 [Reserved].

Section 11.20 Non-Recourse Obligations; No Petition. (a) Each Lender and the Administrative Agent covenants and agrees that the obligations of the Borrower under this Agreement are limited recourse obligations of the Borrower, payable solely from the Collateral in accordance with the terms of the Loan Documents, and, following realization of the Collateral, any claims of the Lenders and the Administrative Agent and all obligations of the Borrower shall be extinguished and shall not thereafter revive. It is understood that the foregoing provisions of this Section 11.20(a) shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Agreement until the Collateral has been realized, whereupon any outstanding indebtedness or obligation shall be extinguished and shall not thereafter revive. For the avoidance of doubt, this Section 11.20(a) shall not limit or prejudice the rights of the Lenders in respect of any obligation of any Affiliate of the Borrower under any Loan Document or otherwise or the rights of the Lenders in respect of any fraud, willful misconduct or bad faith of any Person.

(b) Each of the parties hereto (other than the Borrower) covenants and agrees that, prior to the date that is one year and one day (or, if longer, any applicable preference period and one day) after the payment in full of all Obligations (other than contingent reimbursement and indemnification obligations which are unknown, unmatured and for which no claim has been made), no party hereto shall institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal, state or foreign bankruptcy or similar law.

(c) The provisions of this Section 11.20 are a material inducement for the Secured Parties to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The parties hereby agree that monetary damages are not adequate for a breach of the provisions of this Section 11.20 and the Administrative Agent may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding up, insolvency, moratorium, examinership, winding up or liquidation proceedings, or other proceedings under United States federal or state bankruptcy laws, or any similar laws.

The provisions of this Section 11.20 shall survive the termination of this Agreement.

Section 11.21 Time of the Essence. Time is of the essence of the Loan Documents.

Section 11.22 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

Section 11.23 Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer

Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(c) As used in this Section 11.23, the following terms have the following meanings:

(i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(v) “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

Section 11.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

ARTICLE XII

COLLATERAL ADMINISTRATOR

Section 12.01 Designation of Collateral Administrator. The role of Collateral Administrator under this Agreement shall be conducted by the Person designated as Collateral Administrator hereunder from time to time in accordance with this Section 12.01. U.S. Bank Trust Company, National Association is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Administrator pursuant to the terms hereof.

Section 12.02 Duties of the Collateral Administrator.

(a) Duties. The Collateral Administrator shall perform, on behalf of the Secured Parties, the following duties and obligations:

(i) The Collateral Administrator shall prepare the Monthly Report in accordance with Section 12.04 and, in connection with any Monthly Report for each month in which a Payment Date occurs, distribute funds in accordance with such Monthly Report in accordance with Section 2.13.

(ii) The Administrative Agent may direct the Collateral Administrator to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Administrator hereunder, the Collateral Administrator shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Collateral Administrator shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Parties or otherwise if the taking of such action, in the reasonable determination of the Collateral Administrator, (x) shall be in violation of any applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Administrator to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Administrator requests the consent of the Administrative Agent and the Collateral Administrator does not receive a consent (either positive or negative) from the Administrative Agent within ten (10) Business Days of its receipt of such request, then the Administrative Agent shall be deemed to have declined to consent to the relevant action.

(iii) Except as expressly provided herein, the Collateral Administrator shall not be under any duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under this Agreement that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it and (x) unless and until (and to the extent) expressly so directed by the Administrative Agent and (y) in any event, it shall only be required to do so prior to the Maturity Date (and upon such occurrence, the Collateral Administrator shall act in accordance with the written instructions of the Administrative Agent pursuant to clause (x)). The Collateral Administrator shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Administrator, or the Administrative Agent. The Collateral Administrator shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default or Servicer Default, unless a Responsible Officer of the Collateral Administrator has actual knowledge of such matter or written notice thereof is received by the Collateral Administrator.

Section 12.03 Collateral Administration. (a) The Collateral Administrator shall maintain a database of certain characteristics of the Collateral on an ongoing basis, and provide to the Borrower, the Servicer and the Administrative Agent certain reports, schedules and calculations, all as more particularly described in this Section 12.03, based upon information and data received from the Servicer pursuant to Section 8.03(e).

(b) In connection therewith, the Collateral Administrator shall:

(i) within 15 days after the Closing Date, create a database with respect to the Collateral that has been pledged to the Administrative Agent for the benefit of the Secured Parties from time to time based upon information and data received from the Borrower or the Servicer on its behalf, comprised of the Collateral Assets credited to the Accounts from time to time and Cash Equivalents in which amounts held in the Accounts may be invested from time to time, as provided in this Agreement (the “Collateral Database”);

(ii) update the Collateral Database on a periodic basis for changes and to reflect the sale or other disposition of assets included in the Collateral and any additional Collateral from time to time, in each case based upon, and to the extent of, information furnished to the Collateral Administrator by the Administrative Agent, the Borrower, any Permitted Subsidiary or the Servicer as may be reasonably required by the Collateral Administrator from time to time or based upon notices received by the Collateral Administrator from the issuer, or trustee or agent bank under an Underlying Instrument, or similar source;

(iii) track the receipt and allocation to the Collection Account of Principal Collections and Interest Collections and any withdrawals therefrom and, on each Business Day, provide to the Servicer and Administrative Agent daily reports reflecting such actions to the accounts as of the close of business on the preceding Business Day and the Collateral Administrator shall provide any such report to the Administrative Agent upon its request therefor;

(iv) in connection with any Monthly Report for each month in which a Payment Date occurs, distribute funds in accordance with such Monthly Report in accordance with Section 2.13;

(v) prepare and deliver to the Administrative Agent, each Lender, the Borrower and the Servicer on each Reporting Date, the Monthly Report and any update pursuant to Section 12.04 when requested by the Servicer, the Borrower, the Administrative Agent or any Lender, on the basis of the information contained in the Collateral Database as of the applicable Determination Date, the information provided by the Administrative Agent pursuant to Section 2.08 and such other information as may be provided to the Collateral Administrator by the Borrower, the Servicer, the Administrative Agent or any Lender;

(vi) provide other such information with respect to the Collateral as may be routinely maintained by the Collateral Administrator in performing its ordinary Collateral Administrator function pursuant hereunder, as the Borrower, the Servicer, the Administrative Agent or any Lender may reasonably request from time to time; and

(vii) track the outstanding principal balance of each Collateral Asset and report such balances to the Administrative Agent and the Servicer no later than 12:00 p.m. on each Business Day as of the close of business on the preceding Business Day.

(c) The Collateral Administrator shall provide to the Servicer a copy of all written notices and communications identified as being sent to it in connection with the Collateral Assets and the other Collateral held hereunder which it receives from the related obligor, participating bank and/or agent bank. In no instance shall the Collateral Administrator be under any duty or obligation to take any action on behalf of the Servicer in respect of the exercise of any voting or consent rights, or similar actions, unless it receives specific written instructions from the Servicer, prior to the occurrence of an Event of Default or a Servicer Default or the Administrative Agent, after the occurrence of an Event of Default or a Servicer Default, in which event the Collateral Administrator shall vote, consent or take such other action in accordance with such instructions.

(d) The Collateral Administrator is hereby authorized to provide instructions to the Securities Intermediary for purposes of transfers, withdrawals and disbursements from the Accounts in accordance with the Monthly Report or as otherwise directed by the Borrower (or the Servicer on its behalf) or the Administrative Agent as provided herein.

Section 12.04 Monthly Report. The Borrower, the Servicer, the Collateral Administrator and the Administrative Agent hereby agree to work in good faith to prepare an agreed form of monthly report within thirty (30) days of the Closing Date, which form shall be included as Exhibit H hereto. The Collateral Administrator shall prepare (based on information provided to it by the Servicer, the Administrative Agent, the Securities Intermediary and the Lenders as set forth herein) a Monthly Report determined as of the close of business on each Determination Date and make available such Monthly Report to the Administrative Agent, each Lender, the Borrower and the Servicer on each Reporting Date starting with the Reporting Date in September 2022 (the first such Monthly Report delivered in September 2022 may be a working draft and not the final agreed form). If any party receiving any Monthly Report disagrees with any items of such report, it shall contact the Collateral Administrator and notify it of such disputed item and provide reasonably sufficient information to correct such item, with (if other than the Administrative Agent) a copy of such notice and information to the Administrative Agent and the Servicer. If the Collateral Administrator agrees with any such correction and unless the Collateral Administrator is otherwise timely directed by the Administrative Agent, the Collateral Administrator shall distribute a revised Monthly Report on the Business Day after it receives such information. If the Collateral Administrator does not agree with any such correction or it is directed by the Administrative Agent that the Collateral Administrator should not make such correction, the Collateral Administrator shall (within one Business Day) contact the Administrative Agent and request instructions on how to proceed. The Administrative Agent’s reasonable determination with regard to any disputed item in the Monthly Report shall be final.

The Servicer shall cooperate with the Collateral Administrator in connection with the preparation of the Monthly Reports and any supplement thereto. Without limiting the generality of the foregoing, the Servicer shall supply any information maintained by it that the Collateral Administrator may from time to time reasonably request with respect to the Collateral and reasonably needs to complete the reports, calculations and certificates required to be prepared by the Collateral Administrator hereunder or required to permit the Collateral Administrator to perform its obligations hereunder. The Servicer and the Administrative Agent shall review and verify the contents of the aforesaid reports (including the Monthly Report), instructions, statements and certificates. Upon receipt of approval from the Servicer and the Administrative Agent, the Collateral Administrator shall send or make available such reports or to parties hereto.

Section 12.05 Merger or Consolidation. Any Person (i) into which the Collateral Administrator may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Administrator shall be a party, or (iii) that may succeed to all or substantially all of the corporate trust business of the Collateral Administrator, shall be the successor to the Collateral Administrator under this Agreement without further act of any of the parties to this Agreement.

Section 12.06 Collateral Administrator Compensation. As compensation for its activities hereunder and as Securities Intermediary and Custodian under each Account Control Agreement (as applicable), the Collateral Administrator and the Securities Intermediary shall be entitled to their fees and expenses from the Borrower as set forth in the Collateral Administrator and Collateral Custodian Fee Letter and any other reasonable and documented out-of-pocket accrued and unpaid fees, expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrower or the Servicer, or both but without duplication, to the Collateral Administrator and the Securities Intermediary (including Indemnified Amounts under Section 11.04) under the Loan Documents (collectively, the “Collateral Administrator Fees and Expenses”). The Borrower agrees to reimburse the Collateral Administrator in accordance with Section 11.04 for all reasonable expenses, disbursements and advances incurred or made by the Collateral Administrator in accordance with any provision of this Agreement or the other Loan Documents or in the enforcement of any provision hereof or in the other Loan Documents. The Collateral Administrator’s entitlement to receive fees (other than any previously accrued and unpaid fees) shall cease on the earlier to occur of: (i) its removal as Collateral Administrator pursuant to Section 12.07 and the appointment of a successor Collateral Administrator or (ii) the termination of this Agreement.

Section 12.07 Removal or Resignation of Collateral Administrator. (a) The Collateral Administrator may at any time resign and terminate its obligations under this Agreement upon at least 60 days’ prior written notice to the Servicer, the Borrower, the Administrative Agent and each Lender; provided that no resignation or removal of the Collateral Administrator will be permitted unless a successor Collateral Administrator has been appointed which successor Collateral Administrator, so long as no Servicer Default or Event of Default has occurred and is continuing, is reasonably acceptable to the Servicer. Promptly after receipt of notice of the Collateral Administrator’s resignation, the Administrative Agent shall promptly appoint a successor Collateral Administrator by written instrument, in duplicate, copies of which instrument shall be delivered to the Borrower, the Servicer, the resigning Collateral Administrator and to the successor Collateral Administrator. In the event no successor Collateral Administrator shall have been appointed within 60 days after the giving of notice of such resignation, the Collateral Administrator may petition any court of competent jurisdiction to appoint a successor Collateral Administrator.

(b) The Administrative Agent upon at least 60 days’ prior written notice to the Collateral Administrator, may, with the consent of the Servicer (so long as no Servicer Default or Event of Default has occurred and is continuing) in its reasonable discretion, remove and discharge the Collateral Administrator or any successor Collateral Administrator thereafter appointed from the performance of its duties under this Agreement for cause. Promptly after giving notice of removal of the Collateral Administrator, the Administrative Agent shall appoint, or petition a court of competent jurisdiction to appoint, a successor Collateral Administrator which successor Collateral Administrator, so long as no Servicer Default or Event of Default has occurred and is continuing, is reasonably acceptable to the Servicer. Any such appointment shall be accomplished by written instrument and one original counterpart of such instrument of appointment shall be delivered to the Collateral Administrator and the successor Collateral Administrator, with a copy delivered to the Borrower and the Servicer.

Section 12.08 Limitations on Liability. (a) The Collateral Administrator may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, electronic communication or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed or sent by the proper party or parties. Any electronically signed document delivered via email from a person purporting to be a Responsible Officer and believed by the Collateral Administrator in good faith to have been received from such Responsible Officer shall be considered signed or executed by such Responsible Officer on behalf of the applicable Person. The Collateral Administrator shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature believed by the Collateral Administrator in good faith to have been received from such Responsible Officer and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto. The Collateral Administrator may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or (b) the verbal instructions of the Administrative Agent.

(b) The Collateral Administrator may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(c) The Collateral Administrator shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties.

(d) The Collateral Administrator makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value of any of the Collateral. The Collateral Administrator shall not be obligated to take any action not expressly provided for hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

(e) The Collateral Administrator shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Administrator.

(f) The Collateral Administrator shall not be required to expend or risk its own funds in the performance of its duties hereunder. In no event shall the Collateral Administrator be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action (including any laws, ordinances, regulations) or the like that delay, restrict or prohibit the providing of services by the Collateral Administrator as contemplated by this Agreement.

(g) It is expressly agreed and acknowledged that the Collateral Administrator is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.

(h) In case any reasonable question arises as to its duties hereunder, the Collateral Administrator may, prior to the occurrence of the Maturity Date or the continuance of an Event of Default, request instructions from the Servicer and may, after the occurrence of the Maturity Date or the continuance of an Event of Default, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. The Collateral Administrator shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent. In no event shall the Collateral Administrator be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i) In the absence of bad faith on the part of the Collateral Administrator, the Collateral Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, electronic communication, opinion or other document furnished to the Collateral Administrator, reasonably believed by the Collateral Administrator to be genuine and to have been signed, sent or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of a request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Collateral Administrator, the Collateral Administrator shall be under a duty to examine the same in accordance with the requirements of this Agreement to determine that they conform on their face to the form required by such provision. For avoidance of doubt, Collateral Administrator may rely conclusively on certificates of a Responsible Officer delivered by the Servicer. The Collateral Administrator shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.

(j) In the event that the Collateral Custodian is not the same entity as the Collateral Administrator, the Collateral Administrator shall not be liable for the acts or omissions of the Collateral Custodian under this Agreement and shall not be required to monitor the performance of the Collateral Custodian.

(k) Without limiting the generality of any terms of this section, the Collateral Administrator shall have no liability for any failure, inability or unwillingness on the part of the Servicer, the Administrative Agent or the Borrower to provide accurate and complete information on a timely basis to the Collateral Administrator, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Administrator’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

(l) The Collateral Administrator shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document; provided, however, that, if the form thereof is prescribed by this Agreement, the Collateral Administrator shall examine the same to determine whether it conforms on its face to the requirements hereof. The Collateral Administrator shall not be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Collateral Administrator. It is expressly acknowledged by the Borrower, the Servicer and the Administrative Agent that application and performance by the Collateral Administrator of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data, information and notice provided to it by the Servicer, the Administrative Agent, the Borrower and/or any related bank agent, obligor or similar party with respect to the Collateral Asset, and the Collateral Administrator shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate). Nothing herein shall impose or imply any duty or obligation on the part of the Collateral Administrator to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any issuer of the Collateral is in default or in compliance with the underlying documents governing or securing such securities, from time to time. For purposes of tracking changes in ratings, the Collateral Administrator shall be entitled to use and rely (in good faith) exclusively upon a single reputable electronic financial information reporting service and shall have no liability for any inaccuracies in the information reported by, of other errors or omissions of, any such service. It is hereby expressly agreed that Bloomberg Financial Markets is one such reputable service. Nothing herein shall impose any duty or obligation on the part of the Collateral Administrator to designate, characterize or investigate any designation or characterization with respect to any Collateral Asset, or to otherwise determine or verify whether a Collateral Asset is an Eligible Collateral Asset. The Collateral Administrator shall have no obligation to calculate the Borrowing Base or Advance Rate or determine whether a Borrowing Base Deficiency exists. The Collateral Administrator shall have no obligation to determine or verify the market value of any Collateral Asset.

(m) The Collateral Administrator may exercise any of its rights or powers hereunder (or under any other Loan Document) or perform any of its duties hereunder either directly or, by or through agents or attorneys, and the Collateral Administrator shall not be liable for any actions or omissions on the part of any agent or attorney appointed hereunder with due care by it. Neither the Collateral Administrator nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Servicer, Borrower or any other Person, except by reason of acts or omissions by the Collateral Administrator constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Collateral Administrator’s duties hereunder. The Collateral Administrator shall in no event have any liability for the actions or omissions of the Borrower, the Servicer, the Administrative Agent or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Servicer, the Administrative Agent or another Person except to the extent that such inaccuracies or errors are caused by the Collateral Administrator’s own willful misconduct or gross negligence of its duties hereunder. The Collateral Administrator shall not be liable for failing to perform or delay in performing its specified duties hereunder which results from or is caused by a failure or delay on the part of the Borrower or the Servicer, the Administrative Agent or another Person in furnishing necessary, timely and accurate information to the Collateral Administrator.

(n) The Collateral Administrator shall be under no obligation to exercise or honor any of the rights or powers vested in it by this Agreement or other Loan Document at the request or direction of the Administrative Agent (or any other Person authorized or permitted to direct the Collateral Administrator hereunder) pursuant to this Agreement or other Loan Document, unless the Administrative Agent (or such other Person) shall have offered the Collateral Administrator security or indemnity reasonably acceptable to the Collateral Administrator against costs, expenses and liabilities (including any legal fees) that might reasonably be incurred by it in compliance with such request or direction.

(o) The Collateral Administrator shall be entitled to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided, however, that any person providing such instructions or directions shall provide to the Collateral Administrator an incumbency certificate listing authorized persons designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give the Collateral Administrator email or facsimile instructions (or instructions by a similar electronic method) and the Collateral Administrator in its discretion elects to act upon such instructions, the Collateral Administrator’s reasonable understanding of such instructions shall be deemed controlling. The Collateral Administrator shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Administrator’s good faith, reasonable reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Administrator, including, without limitation the risk of the Collateral Administrator acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secured methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

ARTICLE XIII

COLLATERAL CUSTODIAN

Section 13.01 Designation of Collateral Custodian. The role of Collateral Custodian with respect to the Collateral Asset Files shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 13.01. U.S. Bank National Association is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof.

Section 13.02 Duties of the Collateral Custodian.

(a) Duties. The Collateral Custodian shall perform, on behalf of the Secured Parties, the following duties and obligations:

(i) The Collateral Custodian, as the duly appointed agent of the Secured Parties, shall take and retain custody of the Collateral Asset Files delivered to it by, or on behalf of, the applicable Loan Party for each Collateral Asset listed on the Collateral Asset Schedule. The Collateral Custodian acknowledges that in connection with any Reinvestment Request and the related Approval Notice (if applicable), additional Collateral Asset Files (specified on an accompanying supplement to the Collateral Asset Schedule) may be delivered to the Collateral Custodian from time to time. Promptly upon the receipt of any such delivery of Collateral Asset Files and without any review, the Collateral Custodian shall send notice of such receipt to the Servicer, the Borrower and the Administrative Agent.

(ii) With respect to each Collateral Asset File which has been or will be delivered to the Collateral Custodian, the Collateral Custodian shall act exclusively as the custodian of the Secured Parties, and has no instructions to hold any Collateral Asset File for the benefit of any Person other than the Secured Parties and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In so taking and retaining custody of the Collateral Asset Files, the Collateral Custodian shall be deemed to be acting for the purpose of perfecting the Administrative Agent’s security interest therein under the UCC. Except as permitted by Section 13.05, no Collateral Asset File or other document constituting a part of a Collateral Asset File shall be released from the possession of the Collateral Custodian.

(iii) The Collateral Custodian shall maintain continuous custody of all Collateral Asset Files in its possession in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Secured Parties therein. Each Collateral Asset File which comes into the possession of the Collateral Custodian (other than documents delivered electronically) shall be maintained in fire-resistant vaults or cabinets at the office of the Collateral Custodian. Each Collateral Asset File shall be marked with an appropriate identifying label and maintained in such manner so as to permit retrieval and access by the Collateral Custodian and the Administrative Agent. The Collateral Custodian shall keep the Collateral Asset Files clearly segregated from any other documents or instruments in its files.

(iv) With respect to the documents comprising each Collateral Asset File, the Collateral Custodian shall (i) act exclusively as Collateral Custodian for the Secured Parties, (ii) hold all documents constituting such Collateral Asset File received by it for the exclusive use and benefit of the Secured Parties and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Administrative Agent; provided that in the event of a conflict between the terms of this Agreement and the written instructions of the Administrative Agent, the terms of this Agreement shall control.

(v) The Collateral Custodian shall accept only written instructions of a Responsible Officer concerning the use, handling and disposition of the Collateral Asset Files.

(vi) In the event that (i) the Borrower, the Administrative Agent, the Servicer or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Collateral Asset File or a document included within a Collateral Asset File or (ii) a third party shall institute any court proceeding by which any Collateral Asset File or a document included within a Collateral Asset File shall be required to be delivered other than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement (to the extent not prohibited by applicable Law) copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Custodian shall, to the extent permitted by law, continue to hold and maintain all the Collateral Asset Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Collateral Asset File or a document included within such Collateral Asset File as directed by the Administrative Agent, which shall give a direction consistent with such determination. Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by the Borrower.

(vii) The Administrative Agent may direct the Collateral Custodian to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Parties or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Custodian requests the consent of the Administrative Agent and the Collateral Custodian does not receive a consent (either positive or negative) from the Administrative Agent within ten (10) Business Days of its receipt of such request, then the Administrative Agent shall be deemed to have declined to consent to the relevant action.

(viii) The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian, or the Administrative Agent. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default or Servicer Default, unless a Responsible Officer of the Collateral Custodian has actual knowledge of such matter or written notice thereof is received by the Collateral Custodian.

Section 13.03 Delivery of Collateral Asset Files. (a) The Servicer (on behalf of the Borrower) shall deliver, on or prior to the applicable Funding Date (but no more than five (5) Business Days after such Funding Date, except as set forth in Section 6.25) the Collateral Asset Files for each Collateral Asset listed on the supplement to the Collateral Asset Schedule attached to the related Reinvestment Request. In connection with each delivery of a Collateral Asset File to the Collateral Custodian, the Servicer shall represent and warrant that the Collateral Asset Files delivered to the Collateral Custodian include all of the documents listed in the related Document Checklist and all of such documents and the information contained in the Collateral Asset Schedule are complete in all material respects pursuant to a certification in the form of Exhibit G executed by a Responsible Officer of the Servicer (unless otherwise provided in such certification).

(b) From time to time, the Servicer, promptly following receipt, shall forward to the Collateral Custodian (as identified on an accompanying supplement to the Collateral Assets) additional documents evidencing any assumption, modification, consolidation or extension of a Collateral Asset, and upon receipt of any such other documents, the Collateral Custodian shall hold such other documents as the Servicer shall deliver in writing from time to time.

(c) With respect to any documents comprising the Collateral Asset File that have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower or the Servicer in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the Borrower or the Servicer shall indicate such on a supplement to the Collateral Asset Schedule and deliver to the Collateral Custodian a true copy thereof. The Borrower or the Servicer shall deliver such original documents to the Collateral Custodian promptly when they are received.

Section 13.04 Collateral Asset File Certification. (a) On or prior to each Funding Date, the Servicer shall provide an updated Collateral Asset Schedule and related Document Checklist dated as of such Funding Date to the Collateral Custodian and the Administrative Agent in Microsoft Excel format (or other format reasonably acceptable to the Collateral Custodian) with respect to the Collateral Assets to be delivered to the Collateral Custodian in connection with such Funding Date.

(b) Within five (5) Business Days after receipt of any Collateral Asset Files, the Collateral Custodian shall prepare a report (substantially in the form of Exhibit N) in respect of each of the Collateral Assets, to the effect that, as to each Collateral Asset listed on the supplement to the Collateral Assets attached to the related Reinvestment Request, based on the Collateral Custodian’s examination of the Collateral Asset File for each Collateral Asset and the related Document Checklist, except for variances from the documents identified in the Document Checklist with respect to the related Collateral Asset Files, (i) all documents required to be delivered in respect of such Collateral Assets pursuant to the Document Checklist have been delivered and are in the possession of the Collateral Custodian as part of the Collateral Asset File for such Collateral Asset (other than those released pursuant to Section 13.05), and (ii) all such documents have been reviewed by the Collateral Custodian and appear on their face to be regular and to relate to such Collateral Asset. The Collateral Custodian shall also maintain records of the total number of Collateral Asset Files that do not have the documents provided on the Document Checklist and will forward such total to the Collateral Administrator for inclusion in each Monthly Report.

(c) Notwithstanding any language to the contrary herein, the Collateral Custodian shall make no representations as to, and shall not be responsible to verify, (i) the validity, legality, ownership, title, perfection, priority, enforceability, due authorization, recordability, sufficiency for any purpose, or genuineness of any of the documents contained in each Collateral Asset File or (ii) the collectability, insurability, effectiveness or suitability of any such Collateral Asset.

Section 13.05 Release of Collateral Asset Files. (a) Upon satisfaction of any of the conditions set forth in Section 8.4 of the Security Agreement, the Servicer will provide a certificate of a Responsible Officer to such effect to the Collateral Custodian (with a copy to the Administrative Agent) and shall deliver to the Collateral Custodian a Request for Release and Receipt (substantially in the form of Exhibit F-2) of the Collateral Asset File and a copy thereof shall be sent concurrently by the Servicer to the Administrative Agent. Upon receipt of such certification and request, unless it receives notice to the contrary from the Administrative Agent, the Collateral Custodian shall within three days release the related Collateral Asset File to the Servicer and the Servicer will not be required to return the related Collateral Asset File to the Collateral Custodian.

(b) From time to time and as appropriate for the servicing or foreclosure of any of the Collateral Assets, including, for this purpose, collection under any insurance policy relating to the Collateral Assets, the Collateral Custodian shall, upon receipt of a Request for Release and Receipt substantially in the form of Exhibit F-2 from an authorized representative of the Servicer (as listed on Exhibit F-1, as such exhibit may be amended from time to time by the Servicer with notice to the Collateral Custodian and the Administrative Agent), release the related Collateral Asset File or the documents set forth in such Request for Release and Receipt to the Servicer. In the event that an Event of Default or a Servicer Default has occurred and is continuing, the Servicer shall not make any such request with respect to any original documents unless the Administrative Agent shall have consented in writing thereto (which consent may be evidenced by an executed counterpart to such request). The Servicer shall return each and every original document previously requested from the Collateral Asset File to the Collateral Custodian when the need therefor by the Servicer no longer exists. Notwithstanding the foregoing, to the extent that the Collateral Asset File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Related Security either judicially or non-judicially, the Servicer shall deliver to the Collateral Custodian a certificate executed by a Responsible Officer certifying as to the name and address of the Person to which such Collateral Asset File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of the Servicer substantially in the form of Exhibit F-3, with a copy to the Administrative Agent, stating that such Collateral Asset was either (x) liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited have been so deposited, or (y) sold pursuant to a Securitization Take-Out in accordance with Section 2.16 or an Optional Sale in accordance with Section 8.10, the Collateral Custodian shall within three (3) Business Days (provided, that the Collateral Custodian has received such request by 12:00 p.m.) of receipt of the Request for Release and Receipt, release the requested Collateral Asset File, and the Servicer will not be required to return the related Collateral Asset File to the Collateral Custodian.

(c) Notwithstanding anything to the contrary set forth herein, the Servicer shall not, without the prior written consent of the Administrative Agent (not to be unreasonably withheld), request any documents (other than copies thereof) held by the Collateral Custodian if the sum of the unpaid Adjusted Balances of all Collateral Assets for which the Servicer is then in possession of the related Collateral Asset File or any document comprising such Collateral Asset File (other than for Collateral Assets then held by the Servicer which have been sold, repurchased, paid off or liquidated in accordance with this Agreement) (including the documents to be requested) exceeds 10% of the Aggregate Adjusted Balance. The Servicer may hold, and hereby acknowledges that it shall hold, any documents and all other property included in the Collateral that it may from time to time receive hereunder as custodian for the Secured Parties solely at the will of the Collateral Custodian and the Secured Parties for the sole purpose of facilitating the servicing of the Collateral Assets and such retention and possession shall be in a custodial capacity only. To the extent the Servicer, as agent of the Collateral Custodian and the Borrower, holds any Collateral, the Servicer shall do so in accordance with the Servicing Standard as such standard applies to servicers acting as custodial agent. The Servicer shall promptly report to the Collateral Custodian and the Administrative Agent the loss by it of all or part of any Collateral Asset File previously provided to it by the Collateral Custodian and shall promptly take appropriate action to remedy any such loss. The Servicer shall hold (in accordance with Section 9-313(C) of the UCC) all documents comprising the Collateral Asset Files in its possession as agent of the Administrative Agent. In such custodial capacity, the Servicer shall have and perform the following powers and duties:

(i) hold the Collateral Asset Files and any document comprising a Collateral Asset File that it may from time to time have in its possession for the benefit of the Collateral Custodian, on behalf of the Secured Parties, maintain accurate records pertaining to each Collateral Asset to enable it to comply with the terms and conditions of this Agreement, and maintain a current inventory thereof;

(ii) implement policies and procedures consistent with the Servicing Standard and requirements of this Agreement so that the integrity and physical possession of such Collateral Asset Files will be maintained; and

(iii) take all other actions, in accordance with the Servicing Standard, in connection with maintaining custody of such Collateral Asset Files on behalf of the Administrative Agent.

Acting as custodian of the Collateral Asset Files pursuant to this Section 13.05, the Servicer agrees that it does not and will not have or assert any beneficial ownership interest in the Collateral Assets or the Collateral Asset Files.

Section 13.06 Examination of Collateral Asset Files. Upon reasonable prior notice to the Collateral Custodian, the Borrower, the Servicer and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and make copies of the Collateral Asset Files, documents, records and other papers in the possession of or under the control of the Collateral Custodian relating to any or all of the Collateral Assets. Prior to the occurrence of a Default, an Event of Default, an Unmatured Servicer Default or a Servicer Default, upon the request of the Administrative Agent and at the cost and expense of the Borrower, the Collateral Custodian shall promptly provide the Administrative Agent with the Collateral Asset Files or copies, as designated by the Administrative Agent, subject to the cap on costs and expenses and other terms and conditions set forth in Section 8.09(d); provided the Collateral Custodian shall not be required to provide such copies if it does not receive adequate assurance of payment.

Section 13.07 Lost Note Affidavit. In the event that the Collateral Custodian fails to produce any original promissory note delivered to it related to a Collateral Asset that was in its possession pursuant to Section 6.25 within five (5) Business Days after required or requested by the Administrative Agent and provided that (a) the Collateral Custodian previously certified in writing to the Administrative Agent that it had received such original promissory note and (b) such original promissory note is not outstanding pursuant to a Request for Release and Receipt, then the Collateral Custodian shall with respect to any missing original promissory note, promptly deliver to the Administrative Agent upon request a lost note affidavit.

Section 13.08 Transmission of Collateral Asset Files. Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with the transmission of Collateral Asset Files in the performance of the Collateral Custodian’s duties hereunder shall be delivered by the Administrative Agent or the Servicer to the Collateral Custodian prior to any shipment of any Collateral Asset Files hereunder. In the event the Collateral Custodian does not receive such written instruction from the Administrative Agent or the Servicer (as applicable), the Collateral Custodian shall be authorized and indemnified as provided herein to utilize a nationally recognized courier service. The Servicer shall arrange for the provision of such services at the Borrower’s sole cost and expense (or, at the Collateral Custodian’s option, reimburse the Collateral Custodian for all costs and expenses incurred by the Collateral Custodian consistent with such instructions) and shall maintain such insurance against loss or damage to the Collateral Asset Files as the Servicer deems appropriate.

Section 13.09 Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to all or substantially all of the document custody business of the Collateral Custodian, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement.

Section 13.10 Collateral Custodian Compensation. As compensation for its Collateral Custodian activities hereunder, the Collateral Custodian shall be entitled to its fees and expenses from the Borrower as set forth in the Collateral Administrator and Collateral Custodian Fee Letter and any other reasonable and documented out-of-pocket accrued and unpaid fees, expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrower or the Servicer, or both but without duplication, to the Collateral Custodian (including Indemnified Amounts under Section 11.04) under the Loan Documents (collectively, the “Collateral Custodian Fees and Expenses”). The Borrower agrees to reimburse the Collateral Custodian in accordance with Section 11.04 for all reasonable expenses, disbursements and advances incurred or made by the Collateral Custodian in accordance with any provision of this Agreement or the other Loan Documents or in the enforcement of any provision hereof or in the other Loan Documents. The Collateral Custodian’s entitlement to receive fees (other than any previously accrued and unpaid fees) shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 13.11 and the appointment of a successor Collateral Custodian or (ii) the termination of this Agreement.

Section 13.11 Removal or Resignation of Collateral Custodian. (a) The Collateral Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days’ prior written notice to the Servicer, the Borrower, the Administrative Agent and each Lender; provided that no resignation or removal of the Collateral Custodian will be permitted unless a successor Collateral Custodian has been appointed which successor Collateral Custodian, so long as no Servicer Default or Event of Default has occurred and is continuing, is reasonably acceptable to the Servicer. Promptly after receipt of notice of the Collateral Custodian’s resignation, the Administrative Agent shall promptly appoint a successor Collateral Custodian by written instrument, in duplicate, copies of which instrument shall be delivered to the Borrower, the Servicer, the resigning Collateral Custodian and to the successor Collateral Custodian. In the event no successor Collateral Custodian shall have been appointed within 60 days after the giving of notice of such resignation, the Collateral Custodian may petition any court of competent jurisdiction to appoint a successor Collateral Custodian.

(b) The Administrative Agent upon at least 60 days’ prior written notice to the Collateral Custodian, may, with the consent of the Servicer (so long as no Servicer Default or Event of Default has occurred and is continuing) in its reasonable discretion, remove and discharge the Collateral Custodian or any successor Collateral Custodian thereafter appointed from the performance of its duties under this Agreement for cause. Promptly after giving notice of removal of the Collateral Custodian, the Administrative Agent shall appoint, or petition a court of competent jurisdiction to appoint, a successor Collateral Custodian which successor Collateral Custodian, so long as no Servicer Default or Event of Default has occurred and is continuing, is reasonably acceptable to the Servicer. Any such appointment shall be accomplished by written instrument and one original counterpart of such instrument of appointment shall be delivered to the Collateral Custodian and the successor Collateral Custodian, with a copy delivered to the Borrower and the Servicer.

(c) In the event of any such resignation or removal, the Collateral Custodian shall, no later than five (5) Business Days after receipt of notice of the successor Collateral Custodian, transfer to the successor Collateral Custodian, as directed in writing by the Administrative Agent, all the Collateral Asset Files being administered under this Agreement. The cost of the shipment of Collateral Asset Files arising out of the resignation of the Collateral Custodian pursuant to Section 13.11(a), or the termination for cause of the Collateral Custodian pursuant to Section 13.11(b), shall be at the expense of the Collateral Custodian. Any cost of shipment arising out of the removal or discharge of the Collateral Custodian without cause pursuant to Section 13.11(b) shall be at the expense of the Borrower.

Section 13.12 Limitations on Liability. (a) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, electronic communication or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed or sent by the proper party or parties. Any electronically signed document delivered via email from a person purporting to be a Responsible Officer and believed by the Collateral Custodian in good faith to have been received from such Responsible Officer shall be considered signed or executed by such Responsible Officer on behalf of the applicable Person. The Collateral Custodian shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature believed by the Collateral Custodian in good faith to have been received from such Responsible Officer and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or (b) the verbal instructions of the Administrative Agent.

(b) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(c) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties and in the case of the grossly negligent performance of its duties in taking and retaining custody of the Collateral Asset Files.

(d) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral. The Collateral Custodian shall not be obligated to take any action not expressly provided for hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

(e) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

(f) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder. In no event shall the Collateral Custodian be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action (including any laws, ordinances, regulations) or the like that delay, restrict or prohibit the providing of services by the Collateral Custodian as contemplated by this Agreement.

(g) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.

(h) In case any reasonable question arises as to its duties hereunder, the Collateral Custodian may, prior to the occurrence of the Maturity Date or the continuance of an Event of Default, request instructions from the Servicer and may, after the occurrence of the Maturity Date or the continuance of an Event of Default, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. The Collateral Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent. In no event shall the Collateral Custodian be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i) In the absence of bad faith on the part of the Collateral Custodian, the Collateral Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Collateral Custodian, reasonably believed by the Collateral Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of a request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Collateral Custodian, the Collateral Custodian shall be under a duty to examine the same in accordance with the requirements of this Agreement to determine that they conform on their face to the form required by such provision. For avoidance of doubt, Collateral Custodian may rely conclusively on certificates of a Responsible Officer delivered by the Servicer. The Collateral Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.

(j) Each of the protections, reliances, indemnities and immunities offered to the Collateral Administrator under Article XII hereunder shall be afforded to the Collateral Custodian.

Section 13.13 Collateral Custodian as Agent of Administrative Agent. The Collateral Custodian agrees that, with respect to any Collateral Asset File at any time or times in its possession or held in its name, the Collateral Custodian shall be the agent and custodian of the Administrative Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Administrative Agent’s security interest in the Collateral and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HLEND HOLDINGS B, L.P., as Borrower

By: HLEND HOLDINGS B GP, LLC, its General Partner

By:
Name:
Title:

HLEND HOLDINGS B GP, LLC, as Borrower GP

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

HPS CORPORATE LENDING FUND, as Servicer

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian

By:
Name:
Title:

ANNEX A

ADVANCE RATES

Asset Type	Advance Rates
Broadly Syndicated Loans* (other than Qualifying Syndicated Loans)	75.0%
High EBITDA Loans* (other than Qualifying Syndicated Loans)	72.5%
Qualifying Syndicated Loans*	70.0%
First Lien Bank Loans* (other than High EBITDA Loans and Qualifying Syndicated Loans)	70.0%
CCC Qualifying Syndicated Loans*	50.0%
FILO Bank Loans*	50.0%
Second Lien Bank Loans*	30.0%
Any Collateral Asset that is not an Eligible Collateral Asset on the date of determination (including any Defaulted Obligation)	0%
Disqualified Foreign Loans	0%
Non-Qualifying Assets and Disqualified Participations	0%

*	Excluding any Collateral Asset that is not Performing.

Participation Adjustment: The Advance Rate otherwise indicated above will be reduced by one-half if the Collateral Asset is a Stale Participation.

Dispute Excess: Notwithstanding the foregoing, for purposes of calculating the Dispute Haircut Value of any Dispute Asset, (i) the Advance Rate for the portion of any Collateral Asset constituting the First Dispute Excess will be the lower of 40% and the applicable Advance Rate set forth in the table above and (ii) the Advance Rate for any portion of any Collateral Asset constituting the Second Dispute Excess will be 0%.

Annex A-1

ANNEX B

ELIGIBILITY AND PORTFOLIO CRITERIA

1.

Eligibility Criteria. A Collateral Asset shall be an Eligible Collateral Asset for purposes of the Borrowing Base if, unless waived in the related Approval Notice (if applicable), as of any Measurement Date:

a.	Such Collateral Asset is (i) a First Lien Bank Loan, FILO Bank Loan or Second Lien Bank Loan and (ii) not a bond;

b.	Such Collateral Asset is Performing;

c.	Such Collateral Asset is denominated in an Eligible Currency unless the Administrative Agent and Borrower, each in their sole discretion, otherwise agree;

d.

Such Collateral Asset is an obligation of an obligor domiciled in Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, New Zealand, Norway, Sweden, Switzerland, the United Kingdom or the United States;

e.	is not a Prohibited Client;

f.	Such Collateral Asset is not an Equity Security and is not convertible into an Equity Security at the option of the applicable obligor or any Person other than the applicable Loan Party;

g.	Such Collateral Asset is not margin stock;

h.

If such Collateral Asset is a Deferrable Collateral Asset, it provides for periodic payments of interest thereon in cash no less frequently than semi-annually and the portion of interest required to be paid in cash under the terms of the related Underlying Instruments results in the outstanding principal amount of such Collateral Asset having an effective rate of current interest paid in cash on such day of not less than (i) if such Deferrable Collateral Asset is a fixed rate Collateral Asset, 4.00% per annum or (ii) otherwise, 2.00% per annum over the applicable index rate;

i.	Such Collateral Asset is not a Structured Finance Security;

j.	Such Collateral Asset has a term to stated maturity that does not exceed 7 years;

k.	Such Collateral Asset is not primarily secured by real estate;

l.

Other than a Delayed Draw Asset or a Revolving Asset, such Collateral Asset is not an obligation pursuant to which any future advances or payments to the borrower or the obligor thereof may be required to be made by the applicable Loan Party;

Annex B-1

m.	The obligor with respect to such Collateral Asset is not an Affiliate of any Loan Party, the Borrower GP, the Borrower Parent or the Servicer;

n.	[Reserved];

o.

Unless such Collateral Asset is an ABL Loan, at the time of acquisition by the applicable Loan Party, the obligor with respect to such Collateral Asset had EBITDA for the trailing twelve-months of at least $10,000,000;

p.	[Reserved];

q.	If such Collateral Asset is an ABL Loan, at the time of acquisition by the applicable Loan Party, the LTV Ratio with respect to such Collateral Asset is less than or equal to 85%;

r.

Such Collateral Asset is freely transferable (other than customary restrictions for property similar to such Collateral Asset, including the consent of any underlying agent or obligor (provided that any such consent has been obtained)), including, without limitation, that (x) if such Collateral Asset is in the form of a security, no registration is required under the Securities Act (including pursuant to Regulation S or Rule 144A) or other applicable securities laws and (y) such Collateral Asset is not subject to any condition to or restriction on the ability of the holder thereof to sell, pledge, assign, or otherwise transfer such Collateral Asset or to exercise or enforce the provisions thereof or of any document related thereto whether set forth in such Collateral Asset itself or in any document related thereto, it being understood that any determination that any condition or restriction on such Collateral Asset is ineffective due to the application of the anti-assignment provisions of the UCC or other applicable law will not be dispositive as to whether such Collateral Asset is freely transferable;

s.	Such Collateral Asset is not subject to substantial non-credit related risk, as determined by the Servicer in accordance with the Servicing Standard;

t.

The Underlying Instruments for such Collateral Asset do not contain confidentiality provisions that restrict the ability of the Administrative Agent to exercise its rights under the Loan Documents, including, without limitation, its rights to review such debt obligation, the Underlying Instrument and related documents and credit approval file so long as the Administrative Agent has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments;

u.	The acquisition of such Collateral Asset is not in violation of Regulations T, U or X of the FRB;

Annex B-2

v.

Such Collateral Asset is capable of being transferred to and owned by the applicable Loan Party (whether directly or by means of a security entitlement) and of being pledged, assigned or novated by the owner thereof or of an interest therein, subject to customary qualifications for instruments similar to such Collateral Asset including the consent of any underlying agent or obligor (provided that any such consent has been obtained) (i) to the Administrative Agent, (ii) to any assignee of the Administrative Agent permitted or contemplated under this Agreement, (iii) to any Person at any foreclosure or strict foreclosure sale or other disposition initiated by a secured creditor in furtherance of its security interest, and (iv) to commercial banks, financial institutions, offshore and other funds (in each case, including transfer permitted by operation of the UCC);

w.	Such Collateral Asset is not a Participation Interest, unless it is (x) an Assigned Participation Interest or (y) acquired by the applicable Loan Party on the Closing Date; and

x.	If such Collateral Asset is owned by an HPS Partnership, the Borrower owns at least 50% of the Equity Interests of such HPS Partnership.

2.	Portfolio Criteria.

a.	The Aggregate Adjusted Balance of all Eligible Collateral Assets that are Second Lien Bank Loans or FILO Bank Loans may not exceed 20.0% of the Threshold Amount.

b.	The Aggregate Adjusted Balance of all Eligible Collateral Assets that are Second Lien Bank Loans may not exceed 10.0% of the Threshold Amount.

c.

The Aggregate Adjusted Balance of all Eligible Collateral Assets with respect to a single obligor may not exceed 5.0% of the Threshold Amount, except that the Aggregate Adjusted Balance of all Eligible Collateral Assets with respect to up to three obligors may each be up to (A) during the period from the Closing Date to the nine month anniversary of the Closing Date, 8.5% and (B) thereafter, 7.0% of the Threshold Amount.

d.

The Aggregate Adjusted Balance of all Eligible Collateral Assets of obligors that are in a single GICS Industry ~~Category~~Classification may not exceed 15.0% of the Threshold Amount, except that the Aggregate Adjusted Balance of all Eligible Collateral Assets of obligors (i) that are in a single GICS Industry ~~Category~~Classification may be up to 22.5% of the Threshold Amount and (ii) that are in a single additional GICS Industry ~~Category~~Classification may be up to 17.5% of the Threshold Amount; provided that, obligors that are in either (A) the Energy: Oil & Gas or Utilities: Oil & Gas industries or (B) the Retail industry may not exceed, in each case, 10.0% of the Threshold Amount.

e.	The Aggregate Adjusted Balance of all Eligible Collateral Assets that are fixed rate Collateral Assets may not exceed 10.0% of the Threshold Amount.

Annex B-3

f.

The Aggregate Adjusted Balance of all Eligible Collateral Assets (other than ABL Loans) the obligor with respect to which had a trailing twelve months EBITDA of less than $20,000,000 at the time of acquisition of such Eligible Collateral Asset by the applicable Loan Party may not exceed 10.0% of the Threshold Amount.

g.	The Aggregate Adjusted Balance of all Eligible Collateral Assets that are Specified Deferrable Collateral Assets may not exceed ~~25.0~~20.0% of the Threshold Amount.

h.

The Aggregate Adjusted Balance of all Eligible Collateral Assets for which the obligors are domiciled in (i) any country other than the United States or Canada, in aggregate, may not exceed 20.0% of the Threshold Amount, (ii) Australia, in the aggregate, may not exceed 15.0% of the Threshold Amount ~~and~~, (iii) any individual country other than the United States, Canada, United Kingdom, Germany, The Netherlands or Australia may not exceed 10.0% of the Threshold Amount and (iv) Italy and Ireland, in aggregate, may not exceed 5.0% of the Threshold Amount.

i.

The Aggregate Adjusted Balance of all Eligible Collateral Assets (i) with an original facility size (including all tranches, undrawn delayed draw portions, and drawn and undrawn revolving credit facilities secured by the same collateral) as of the related Cut-Off Date of less than $250,000,000 or (ii) the obligor of which has an EBITDA as of the related Cut-Off Date of less than $50,000,000 may not exceed 20.0% of the Threshold Amount.

j.

The sum, without duplication, of the unfunded commitments of the Loan Parties under all Delayed Draw Assets held by the Loan Parties and the commitments (whether funded or unfunded) of the Loan Parties under all Revolving Assets held by the Loan Parties may not exceed 10.0% of the Threshold Amount.

k.	The Aggregate Adjusted Balance of all Eligible Collateral Assets that are denominated in a currency other than Dollars or CAD, in aggregate, may not exceed 20.0% of the Threshold Amount.

l.	The Aggregate Adjusted Balance of all Qualifying Syndicated Loans may not exceed 30.0% of the Threshold Amount.

m.	The Aggregate Adjusted Balance of CCC Qualifying Syndicated Loans may not exceed 5.0% of the sum of the Aggregate Adjusted Balance plus amounts on deposit in the Principal Collection Account.

Selection of Non-Qualifying Assets. As of any Measurement Date, if the Eligible Collateral Assets, taken as a whole, do not satisfy the Portfolio Criteria, Eligible Collateral Assets or a portion thereof (the “Non-Qualifying Assets”) will be excluded from such determination to the extent necessary to cause the remaining Eligible Collateral Assets to satisfy the Portfolio Criteria.

Annex B-4

Settlement Date Basis. All determinations of whether an asset is to be included for purposes of determination of the Borrowing Base, any Eligibility Criteria, any Portfolio Criteria or any other calculation to be made under this Agreement or the other Loan Documents will be on a settlement-date basis (meaning that any asset that has been purchased will not be treated as a Collateral Asset until such purchase has settled, and any Collateral Asset which has been sold will not be excluded as a Collateral Asset until such sale has settled); provided that (i) no asset shall be included as a Collateral Asset to the extent it has not been paid for in full, (ii) solely with respect to Eligibility Criteria items 1(m), 1(n) and 1(o), such Eligibility Criteria will be determined on a trade-date basis and (iii) for purposes of Section 2.01, all Loans requested to be made on such date plus the balance of all unfunded Loans to be made in connection with the purchase of previously requested (and approved, if applicable) Collateral Assets will be treated as having been made.

Domicile of Obligors. For purposes of this Annex B, the domicile jurisdiction for any obligor domiciled in a tax haven jurisdiction (Bahamas, Bermuda, the British Virgin Islands, the U.S. Virgin Islands, Jersey, the Cayman Islands, the Channel Islands, the Marshall Islands or any other jurisdiction deemed acceptable by the Servicer) shall be deemed to be the jurisdiction of its headquarters or in which a substantial portion of its operations is located or in which a substantial portion of its revenue or value is derived (each as determined in good faith by the Servicer), in each case either directly or through subsidiaries. The domicile jurisdiction for any obligor will be determined by the Servicer, subject to the rights of the Administrative Agent to dispute such determination.

Annex B-5

3.	Prohibited Clients

a.	Gaming entities other than those that hold the required licenses for, and are in material compliance with, local gambling regulations

b.	Manufacturers of military style firearms made available for civilian use

c.	U.S. direct marijuana-related businesses (“MRB”) and non-U.S. direct MRBs operating in violation of applicable law

d.	Sanctioned entities or individuals (OFAC sanctions)

Annex B-6

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Total Commitment[1]		Applicable Percentage
Bank of America, N.A.	$	~~1,250,000,000~~1,500,000,000	100.000000000%
Total		$1,500,000,000	100.000000000%

1 On any Business Day during the Availability Period, so long as no Default or Event of Default shall have occurred and then be continuing, the Borrower may provide a written request (an “Increase Request”) to the Administrative Agent and the Lenders for an increase in the Commitment of one or more Lenders (which written request may be made by e-mail) in an amount such that the Aggregate Commitments do not exceed $~~1,250,000,000~~1,500,000,000. The Administrative Agent and each applicable Lender shall have the right, acting in its sole and absolute discretion, to approve or reject any Increase Request (including, for the avoidance of doubt, the right to approve only a portion of the amount requested in any such Increase Request), which approval may be conditioned on one or more conditions precedent in its sole discretion. If the Administrative Agent and such Lender approves an Increase Request (in whole or in part), the Administrative Agent and such Lender shall notify the Borrower, which notification may be made by e-mail, of the increase in the Commitment of such Lender approved by the Lender and the Administrative Agent and the effective date thereof.

Sch. 2.01-1

SCHEDULE 5.07

CERTAIN CONTRACTUAL OBLIGATIONS

None

Sch. 5.07-1

SCHEDULE 5.15

IDENTIFICATION INFORMATION OF THE LOAN PARTIES,

THE BORROWER GP AND THE BORROWER PARENT

[Intentionally Omitted]

Sch. 5.15-1

SCHEDULE 5.25

[Reserved]

Sch. 5.25-1

SCHEDULE 8.10

[Reserved]

Sch. 8.10-1

SCHEDULE 11.02

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

[Intentionally Omitted]

EXHIBIT A

FORM OF LOAN NOTICE

Date:      ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 19, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

The Servicer, on behalf of the Borrower, hereby requests (select one):

☐ A Borrowing of Loans      ☐ A conversion of Loans

1.	On (a Business Day).

2.	In the amount of [USD][EUR][GBP][CAD][AUD][DKK][NOK][SEK][NZD] .

3.	Comprised of .

[Type of Loan requested]

The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.

Borrower Certification. The Servicer, on behalf of the Borrower, hereby certifies that the conditions specified in Section 4.02 of the Agreement will be satisfied on and as of the date of the applicable Borrowing.

[Remainder of page intentionally left blank.]

HLEND HOLDINGS B, L.P., as Borrower

By:	HLEND HOLDINGS B GP, LLC, its General Partner

By:
Name:
Title:

EXHIBIT B-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

B-1-1

recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

Assignor [is] [is not] a Defaulting Lender

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower: HLEND HOLDINGS B, L.P.

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Credit Agreement, dated as of July 19, 2022, among HLEND Holdings B, L.P., as Borrower, HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian

6.	Assigned Interest:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Commitment for all Lenders[7]	Amount of Commitment Assigned		Percentage Assigned of Commitment[8]

		$—	$	_________	____________	%

		$—	$	_________	____________	%

		$—	$	_________	____________	%

[5]	List each Assignor, as appropriate.
[6]	List each Assignee and, if available, its market entity identifier, as appropriate.
[7]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

B-1-2

[7.	Trade Date:	][9]

Effective Date:     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][10]

[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][11]

[NAME OF ASSIGNEE]

By:
Title:

[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
[10]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[11]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

B-1-3

[NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

HLEND HOLDINGS B, L.P., as Borrower

By:	HLEND HOLDINGS B GP, LLC, its General Partner

By:
Title:

B-1-4

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

[      ]

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest and (vii) it is not a Disqualified Lender; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

B-1-5

THE ASSIGNEE, BY CHECKING THE BOX BELOW, (I) ACKNOWLEDGES THAT IT IS REQUIRED TO BE AN APPROVED LENDER AT THE TIME IT BECOMES A LENDER AND ON EACH DATE ON WHICH A BORROWING IS MADE UNDER THE CREDIT AGREEMENT AND (II) REPRESENTS AND WARRANTS TO THE ASSIGNOR, THE BORROWER AND THE ADMINISTRATIVE AGENT THAT THE ASSIGNEE IS AN APPROVED LENDER:

☐ BY CHECKING THIS BOX, THE ASSIGNEE REPRESENTS AND WARRANTS THAT IT IS AN APPROVED LENDER.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

B-1-6

EXHIBIT B-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

1.	Borrower or Deal Name:

E-mail this document with your commitment letter to:

E-mail address of recipient:

2.	Legal Name of Lender of Record for Signature Page:

Markit Entity Identifier (MEI) #:

Fund Manager Name (if applicable):

Legal Address from Tax Document of Lender of Record:

Country:

Address:

City: State/Province: Postal Code:

3. Domestic Funding Address:	4. Eurodollar Funding Address (if different than #3):

Street Address:	Street Address:

Suite/ Mail Code:	Suite/ Mail Code:

City: State:	City: State:

Postal Code: Country:	Postal Code: Country:

5. Credit Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities) will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.

Primary Credit Contact:

First Name:

Middle Name:

Last Name:

Title:

Street Address:

Suite/Mail Code:

City:

State:

Postal Code:

Country:

Office Telephone #:

Office Facsimile #:

Work E-Mail Address:

SyndTrak E-Mail Address:

Secondary Credit Contact:

First Name:

Middle Name:

Last Name:

Title:

Street Address:

Suite/Mail Code:

City:

State:

Postal Code:

Country:

Office Telephone #:

Office Facsimile #:

Work E-Mail Address:

SyndTrak E-Mail Address:

Additional Syndtrak User Access:

Enter E-Mail Addresses of any respective contact who should have access to Syndtrak below.

B-2-1

SyndTrak E-Mail Addresses:

Primary Operations Contact: First: MI: Last: Title: Street Address: Suite/ Mail Code: City: State: Postal Code: Country: Telephone: Facsimile: E-Mail Address: SyndTrak E-Mail Address:	Secondary Operations Contact: First: MI: Last: Title: Street Address: Suite/ Mail Code: City: State: Postal Code: Country: Telephone: Facsimile: E-Mail Address: SyndTrak E-Mail Address:

Does Secondary Operations Contact need copy of notices? YES ☐ NO  ☐

Letter of Credit Contact: First: MI: Last: Title: Street Address: Suite/ Mail Code: City: State: Postal Code: Country: Telephone: Facsimile: E-Mail Address:	Draft Documentation Contact or Legal Counsel: First: MI: Last: Title: Street Address: Suite/ Mail Code: City: State: Postal Code: Country: Telephone: Facsimile: E-Mail Address:

6. Currencies and Jurisdictions in Transaction:

PLEASE CHECK IF YOU CAN FUND IN THE CURRENCIES REQUIRED FOR THIS TRANSACTION LISTED BELOW:
US DOLLAR	CAD	NOK
EUROS	AUD	SEK
STERLING	DKK	NZD

PLEASE CHECK IF YOU CAN FUND IN THE JURISDICTIONS LISTED BELOW:

7. Lender’s Payment Instructions:

Please input payment instructions for each respective currency referenced within Section 6 above in fields below. If your respective institution is unable to fund any of the above currencies, please inform e-mail recipient identified in Section 1 of this Administrative Questionnaire Form immediately. If submitting payment instructions under separate cover, please identify below.

Are Lender Payment Instructions attached separately? YES ☐  NO  ☐

If NO, please complete payment instructions on next page.

B-2-2

Currency: US Dollars

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Currency: Euros

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Currency: Sterling

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Currency: Canadian Dollars

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Currency: Australian Dollars

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

B-2-3

Currency: New Zealand Dollars

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Currency: Norwegian Krone

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Currency: Swedish Krona

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

8. Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:

Bank Name:

ABA #:

City:   State:

Account #:

Account Name:

Attention:

Use Lender’s US Dollars Wire Payment Instructions in Section #6 above? YES ☐ NO ☐

9. Lender’s Organizational Structure and Tax Status:

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):  -

B-2-4

Tax Withholding Form Delivered to Bank of America (check applicable one):

W-9☐  W-8BEN☐  W-8BEN-E☐  W-8ECI☐  W-8EXP☐  W-8IMY☐

Tax Contact:

First: MI: Last:

Title:

Street Address:

Suite/ Mail Code:

City: State:

Postal Code: Country:

Telephone: Facsimile:

E-Mail Address:

SyndTrak E-Mail Address:

NON-U.S. LENDER INSTITUTIONS

1. Corporations or Individuals

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner (Individuals)) or Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner (Entities)), b.) Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Other Foreign Tax-Exempt Organization).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN or Form W-8BEN-E for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form

W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we require an original form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*	Additional guidance and instructions as to where to submit this documentation can be found in Attachment A

B-2-5

10. Bank of America’s Payment Instructions:

Input or attach Bank of America’s payment instructions for each respective currency referenced within Section 6 below.

B-2-6

ATTACHMENT A

B-2-7

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE (BORROWER PARENT)

Financial Statement Date:

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 19, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

The undersigned hereby certifies, as a Responsible Officer and not in his/her individual capacity, as of the date hereof that he/she is the     of HPS Corporate Lending Fund (“Borrower Parent”), and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent in such capacity on the behalf of Borrower Parent, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower (or Borrower Parent) has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. Such financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower Parent prepared in accordance with GAAP as at such date for such period.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower (or Borrower Parent) has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower Parent ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower Parent and its consolidated subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use following paragraph 1 for Monthly Reports]

1. The Borrower has delivered a Monthly Report for the month of the Borrower ended as of the above date. Such Monthly Report is true, accurate and complete in every material respect.

C-1-1

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower Parent during the accounting period covered by such financial statements.

3. A review of the activities of the Borrower and the Borrower Parent during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and the Borrower Parent performed and observed all its material obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, (i) during such fiscal period (a) the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it including without limitation the covenants and conditions specified in Sections 6.13, 7.07 and 7.11 of the Agreement and (b) the Borrower Parent performed and observed each covenant and condition of the Loan Documents applicable to it and the covenants and conditions specified in Sections [4.1, 4.2 and 5.1] of the Sale Agreement and (ii) no Default has occurred and is continuing.]

—or—

[to the knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower Parent contained in Sections [4.1 and 4.2] of the Sale Agreement, and any representations and warranties of the Borrower Parent that are contained in any document furnished at any time under or in connection with the Loan Documents, (I) to the extent already qualified with respect to “material” matters or “Material Adverse Effect,” are true and correct on and as of the date hereof and (II) to the extent not already qualified with respect to “material” matters or “Material Adverse Effect,” are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (in all material respects or as so qualified, as applicable) as of such earlier date and (ii) as otherwise described in any attached annex to this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of    ,    , in his/her capacity as an officer of Borrower Parent and not in his/her individual capacity.

HPS CORPORATE LENDING FUND

By:
Name:
Title:

C-1-2

EXHIBIT C-2

FORM OF COMPLIANCE CERTIFICATE (BORROWER)

Financial Statement Date:    ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 19, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

The undersigned hereby certifies, as a Responsible Officer and not in his/her individual capacity, as of the date hereof that he/she is the            of   the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent in such capacity on the behalf of the Borrower, and that:

[Use following paragraph for Monthly Reports]

1. The Borrower (or Borrower Parent) has the Monthly Report for the month of the Borrower ended as of the above date. Such Monthly Report is true, accurate and complete in every material respect.

[Use following paragraphs for annual reports]

1. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the Borrower Parent’s annual financial statements.

2. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its material obligations under the Loan Documents, and

[For all reports select one:]

[to the knowledge of the undersigned, (i) during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it including without limitation the covenants and conditions specified in Sections 6.13, 7.07 and 7.11 of the Agreement and (ii) no Default has occurred and is continuing.]

C-2-1

—or—

[to the knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, (I) to the extent already qualified with respect to “material” matters or “Material Adverse Effect,” are true and correct on and as of the date hereof and (II) to the extent not already qualified with respect to “material” matters or “Material Adverse Effect,” are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (in all material respects or as so qualified, as applicable) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of    ,    , in his/her capacity as an officer of Borrower GP and not in his/her individual capacity.

HLEND HOLDINGS B, L.P., as Borrower

By:	HLEND HOLDINGS B GP, LLC, its General Partner

By:
Name:
Title:

C-2-2

EXHIBIT D-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten-percent shareholder of the Borrower Parent within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower Parent as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN (including, if applicable, IRS Form W-8BEN-E). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20[ ]

D-1-1

EXHIBIT D-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten-percent shareholder of the Borrower Parent within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower Parent as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN (including, if applicable, IRS Form W-8BEN-E). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:	, 20[ ]

D-2-1

EXHIBIT D-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten-percent shareholder of the Borrower Parent within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower Parent as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (including, if applicable, IRS Form W-8BEN-E) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (including, if applicable, IRS Form W-8BEN-E) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:	, 20[ ]

D-3-1

EXHIBIT D-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten-percent shareholder of the Borrower Parent within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower Parent as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (including, if applicable, IRS Form W-8BEN-E) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (including, if applicable, IRS Form W-8BEN-E) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20[ ]

D-4-1

EXHIBIT E

FORM OF RESTRICTED PAYMENTS CERTIFICATE

Date:     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 19, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

The Servicer, on behalf of the Borrower, hereby notifies the Administrative Agent that the Borrower intends to make a Restricted Payment:

1.	On (a Business Day).

2.	In the amount of .

3.	From the [Interest Proceeds Account][Principal Proceeds Account].

Certification. The Servicer, on behalf of the Borrower, hereby certifies that after giving effect to such Restricted Payment the conditions set forth in Section 7.06 of the Agreement will be satisfied.

HPS CORPORATE LENDING FUND

By:
Name:
Title:

E-1

EXHIBIT F-1

AUTHORIZED REPRESENTATIVES OF SERVICER

F-1-1

EXHIBIT F-2

REQUEST FOR RELEASE AND RECEIPT

[For Servicing and Liquidation]

Collateral Asset Files

LOAN INFORMATION

Name of Obligor:

Loan No.:

This Request for Release and Receipt is made in accordance with the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian. All capitalized terms not otherwise defined in this Request for Release and Receipt shall have the meanings ascribed to them in the Credit Agreement.

The undersigned hereby acknowledges that it has received, from Collateral Custodian, the documents listed on Schedule 1 attached hereto (the “Documents”).

The undersigned hereby acknowledges and agrees as follows:

(1)

The undersigned shall hold and retain possession of the Documents in trust for the benefit of the Administrative Agent, solely for the purposes provided in the Credit Agreement, unless the Collateral Asset related to the Documents has been liquidated or unless the Document (or asset related thereto) was disposed of by the related obligor;

(2)

The undersigned represents that no Default, Event of Default, Unmatured Servicer Default or Servicer Default has occurred and is continuing, or if such has occurred and is continuing, the consent of the Administrative Agent has been obtained with respect to this request, unless the Collateral Asset related to the Documents has been liquidated or unless the Document (or asset related thereto) was disposed of by the related obligor.

F-2-1

Date:

HLEND HOLDINGS B, L.P.

By:	HLEND Holdings B GP, LLC, its General Partner

By:
Name:
Title:

[During the continuation of a Default, an Event of Default, an Unmatured Servicer Default or a Servicer Default:

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:]

F-2-2

EXHIBIT F-3

REQUEST FOR RELEASE OF REQUEST FOR RELEASE AND RECEIPT

[Liquidated Collateral Assets and Optional Sales]

Collateral Asset Files

This Request For Release of Request For Release and Receipt is made in accordance with the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian. All capitalized terms not otherwise defined in this Request for Release and Receipt shall have the meanings ascribed to them in the Credit Agreement.

[       ] hereby certifies that he/she is a Responsible Officer (as the term is defined in the Credit Agreement) of [   ], and hereby further certifies in such capacity and not in an individual capacity as follows:

With respect to the Collateral Asset(s) (as the term is defined in the Credit Agreement) described in Schedule 1 attached hereto:

1.

[Such Collateral Asset(s) has or have been liquidated and all amounts received or to be received in connection with such liquidation that are required to be deposited have been or will be so deposited as required by the Credit Agreement][Such Collateral Asset(s) have been sold pursuant to an Optional Sale in accordance with Section 8.10 of the Credit Agreement]; and

2.

No Default, Event of Default, Unmatured Servicer Default or Servicer Default (as each such term is defined in the Credit Agreement) has occurred and is continuing (other than any Default or Unmatured Servicer Default which will be cured by such Optional Sale), or, if such has occurred and is continuing, the consent of the Administrative Agent has been obtained with respect to this request.

Dated:

F-3-1

HLEND HOLDINGS B, L.P.

By:	HLEND Holdings B GP, LLC, its General Partner

By:
Name:
Title:

F-3-2

EXHIBIT G

SCHEDULE OF COLLATERAL ASSETS CERTIFICATION

This Schedule of Collateral Assets Certification is made pursuant to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

[      ] hereby certifies that he/she is a Responsible Officer (as the term is defined in the Credit Agreement) of [   ], and hereby further certifies and not in an individual capacity as follows:

With respect to the Collateral Asset(s) (as the term is defined in the Credit Agreement) described in Annex 1 attached hereto:

1.

The Collateral Asset Files delivered to the Collateral Custodian include all of the documents required to be delivered to the Collateral Custodian under the Credit Agreement, except for variances from the documents identified in the Document Checklist with respect to the related Collateral Asset Files and those documents that do not exist with respect to such Collateral Asset(s), in each case as indicated on Annex 1 (each, an “Exception”);

2.	Any Exception satisfies the requirements of the Credit Agreement; and

3.	All of the documents and the information contained on Annex 1 are complete and correct in all material respects.

Dated:

[ ]

By:
Name:
Title:

G-1

EXHIBIT H

MONTHLY REPORT

To be agreed pursuant to Section 12.04 of the Credit Agreement.

H-1

EXHIBIT I

REINVESTMENT REQUEST

Bank of America, N.A.

as Administrative Agent

900 West Trade Street

Charlotte, North Carolina 28255

Attention: Loan Operations

U.S. Bank Trust Company, National Association

as Collateral Administrator

Global Corporate Trust Services

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Email: hpsadmins@usbank.com

Attention: Global Corporate Trust – HLEND Holdings B, L.P.

Each Agent pursuant to the Credit Agreement

   , 202_

Re: Reinvestment Request:   $[    ]

Gentlemen and Ladies:

This Reinvestment Request is delivered to you pursuant to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”), U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Credit Agreement.

The Borrower hereby requests that the Collateral Administrator provide to the Administrative Agent, by facsimile, a statement reflecting the total amount on deposit on such day in the Collection Account.

[INCLUDE IN THE CASE OF A REINVESTMENT TO FUND THE ACQUISITION OF ELIGIBLE COLLATERAL ASSETS:

The Borrower hereby requests that:

1.	The Collateral Administrator withdraw from the Collections held in the Collection Account an amount equal to $[ ] (the “Reinvestment Amount”).

2.	The Reinvestment Amount be delivered to the Borrower on [ ] (the “Reinvestment Date”).

3.	The Reinvestment Amount be wired by the Collateral Administrator to (or on behalf of) the Borrower on the Reinvestment Date pursuant to the following wiring instructions:

Bank: [__]

ABA #: [__]

Account Name: [__]

Account Number: [__]

Ref: [__]

Attached hereto is a Schedule of Collateral Assets setting forth information required in the Credit Agreement with respect to the Collateral Assets to be acquired by the Borrower on the Reinvestment Date.

By making the Reinvestment, the Borrower represents that the conditions described in Section 2.14 and Section 4.02 of the Credit Agreement have been satisfied on the date hereof with respect to such Reinvestment and, to the best of its knowledge, will be satisfied as of the Reinvestment Date with respect to such Reinvestment. For the avoidance of doubt, if the foregoing representation is not true as of the Reinvestment Date, such Reinvestment shall not occur.

The Borrower agrees that if, prior to the Reinvestment Date, any matter certified to herein by it will not be true and correct at in all material respects such time as if then made, it will promptly so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Reinvestment requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Reinvestment as if then made.]

HLEND HOLDINGS B, L.P.

By:	HLEND Holdings B GP, LLC, its General Partner

By:
Name:
Title:

SCHEDULE 1

SCHEDULE OF COLLATERAL ASSETS

EXHIBIT J

FORM OF APPROVAL NOTICE

DATE

COLLATERAL ASSET INFORMATION

Obligor Name

Maturity Date

Interest Spread

Net Senior Leverage Multiple

LTV Ratio[1]

Loan Type	[ABL Loan][Disqualified Foreign Loan][Foreign Loan]

Loan Type	[First Lien Bank Loan][Second Lien Bank Loan][FILO Bank Loan]

Loan Type	[Deferrable Collateral Asset][Participation Interest]

Loan Type	[Delayed Draw Asset][Revolving Asset]

Owned By	[Borrower]

Waived Conditions

[Approved Valuation Firm	]

[Jurisdiction2	]

Eligible Currency

Lien Priority

Obligor Jurisdiction

Interest rate (fixed/floating)

[Date of last appraisal	]

[Frequency of appraisals	]

[Additional Revaluation Events	]

BORROWING BASE RELATED

Principal Balance

[1]	Include only with respect to ABL Loans.
[2]	Include only if jurisdiction other than United States or any state thereof.

J-1

Advance Rate

BANK OF AMERICA, N.A. APPROVAL

Approval Good Until

Approval Conditioned Upon

OTHER[3]

Reviewed by:
Name:
Telephone No.:

[3]

Include (i) non-credit related risks, if any, (ii) confirmation of modifications to Section 4.02(a) of the Credit Agreement, (iii) confidentiality restrictions applicable to obligor and (iv) any customized Revaluation Events.

J-2

EXHIBIT K

FORM OF NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to      or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of July 19, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, each Lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Loan is denominated and in Same Day Funds at the Administrative Agent’s Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon written demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[Remainder of page intentionally left blank.]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

HLEND HOLDINGS B, L.P.

By:	HLEND Holdings B GP, LLC, its General Partner

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT L

FORM OF FOREIGN OBLIGOR NOTICE

[addressed to obligor or administrative agent of Foreign Loan]

You are hereby notified by [•] that (1) all right, title and interest in the obligations of [specify borrower] under the [principal and or commitment amount] of [specify Foreign Loan title] which has acquired pursuant to an Assignment and Assumption Agreement between [•] and [specify assignor] dated as of [specify date] (the “Pledged Loan Interest”) is subject to a pledge and security interest (the “Pledge”) granted by [•] in favor of Bank of America, National Association under a Security Agreement and a related Credit Agreement, each dated as of July 19, 2022 (together, as each may be amended from time to time, the “Pledge Documentation”) and (2) the Pledge may not be released, and the Pledged Loan Interest cannot be sold or otherwise transferred by [•], other than in compliance with the Pledge Documentation.

L-1

EXHIBIT M

FORM OF BORROWING BASE CERTIFICATE

This certificate is delivered pursuant to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P. (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, and each Lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement.

As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and no Default, Event of Default or Unmatured Servicer Default or Servicer Default has occurred and is continuing under the Credit Agreement; (ii) all of the Collateral Assets owned by the Loan Parties are Eligible Collateral Assets, within the meaning of such term in the Credit Agreement other than as waived by the Administrative Agent as of the Funding Date with respect to any such Collateral Asset; (iii) no Borrowing Base Deficiency or Alternate Currency Par Balance Shortfall exists or will exist after giving effect to the acquisition and sale of any Collateral Assets on the date hereof; and (iv) solely with respect to itself, each of the representations and warranties contained in the Credit Agreement is true, correct and complete.

[Remainder of Page Intentionally Left Blank]

Certified as of the     day of       ,    .

HLEND HOLDINGS B, L.P., as the Borrower

By:	HLEND Holdings B GP, LLC, its General Partner

By:
Name:
Title:

HPS CORPORATE LENDING FUND, as the Servicer

By:
Name:
Title:

ANNEX I

BORROWING BASE REPORT

SEE ATTACHED

EXHIBIT N

FORM OF COLLATERAL CUSTODIAN REPORT

Bank of America, N.A., as Administrative Agent

Street Address: 900 West Trade Street

Charlotte, NC 28255

Telephone No.: (980) 386-4711

Facsimile No.: (704) 719-5385

Attention: Loan Operations

Electronic Mail: dg.baml-loan-ops@baml.com

    , 202_

Re:	HLEND Holdings B, L.P.

Ladies and Gentlemen:

This certificate is delivered pursuant to the Credit Agreement dated as of July 19, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLEND Holdings B, L.P., a Delaware limited partnership (the “Borrower”), HLEND Holdings B GP, LLC, as Borrower GP, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, HPS Corporate Lending Fund, as Servicer (the “Servicer”) , U.S. Bank Trust Company, National Association, as Collateral Administrator, and U.S. Bank National Association, as Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement.

In accordance with the provisions of Section 13.04(b) of the Credit Agreement, the undersigned, as Collateral Custodian, hereby confirms that with respect to each of the Collateral Assets listed on the Schedule of Collateral Assets annexed hereto as Schedule A, except as noted on the Exception Report attached hereto as Schedule B:

(i)

all documents required to be delivered in respect of such Collateral Assets pursuant to the Document Checklist have been delivered and are in the possession of the Collateral Custodian as part of the Collateral Asset File for such Collateral Asset (other than those released pursuant to Section 13.05); and

(ii)	all such documents have been reviewed by the Collateral Custodian and appear on their face to be regular and to relate to such Collateral Asset.

The Collateral Custodian shall have no liability for or obligation with respect to, and shall not be construed or obliged to make any representation or warranty as to: (i) the validity, sufficiency, marketability, genuineness, value, contents or enforceability of any documents delivered to it; (ii) the validity, adequacy or perfection of any lien upon or security interest purported to be evidenced or created thereby; or (iii) to determine that the contents of any documents delivered to it are appropriate for the represented purpose or that any document delivered to it has actually been recorded or filed, as maybe applicable, or that any document delivered to it is other than what it purports on its face to be. In providing this report, the Collateral Custodian shall be entitled to all of its rights, protections, immunities and indemnities set forth in the Credit Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian

By:
Name:
Title:

SCHEDULE A

COLLATERAL ASSETS

SCHEDULE B

EXCEPTIONS